As filed with the Securities and Exchange                                         Registration No. 033-81216

Commission on February 11, 2020                                                    Registration No. 811-02513

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

Post-Effective Amendment No. 63 To

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

and Amendment to

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Variable Annuity Account C of

Voya Retirement Insurance and Annuity Company

One Orange Way, Windsor, Connecticut 06095-4774

Depositor's Telephone Number, including Area Code:  (860) 580-1631

Peter M. Scavongelli, Senior Counsel

Voya Legal Services

One Orange Way, C2N, Windsor, Connecticut  06095-4774

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:

As soon as practical after the effective date of the Registration Statement

It is proposed that this filing will become effective:

60 days after filing pursuant to paragraph (a)(1) of Rule 485
X	on May 1, 2020, pursuant to paragraph (b) of Rule 485
If appropriate, check the following box:
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Group Deferred Variable and Fixed Annuity Contracts

PART A

Voya Retirement Insurance and Annuity Company

Variable Annuity Account C

STATE UNIVERSITY OF NEW YORK
DEFINED CONTRIBUTION RETIREMENT PLANS

CONTRACT PROSPECTUS – MAY 1, 2020

The Contracts. The contracts described in this prospectus are group deferred fixed and variable annuity contracts issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”). The contracts may be single purchase payment contracts or installment purchase payment contracts. They are intended to be used as funding vehicles for certain types of retirement plans, including those that qualify for beneficial tax treatment and/or to provide current income reduction under certain sections of the Internal Revenue Code of 1986, as amended (“Tax Code”).

Why Reading This Prospectus Is Important. Before you participate in the contracts through a retirement plan, you should read this prospectus. It provides facts about the contracts and the available investment options. Plan sponsors (generally your employer) should read this prospectus to help determine if the contracts are appropriate for their plan. You may participate in the contracts if you are an eligible employee participating in a State University of New York (“SUNY”) or New York State Voluntary (“NYSV”) defined contribution retirement plan qualified under Sections 401(a) and 414(h) of the Tax Code (referred to herein as the “SUNY Optional Retirement Plan” or “SUNY ORP”), or the SUNY Voluntary 403(b) Plan, which is qualified under Section 403(b) of the Tax Code (referred to herein as the “SUNY Voluntary Plan”). Keep this document for future reference.

Investment Options. The contracts offer variable investment options and fixed interest options. When we establish your account(s), the contract holder, (generally the trustee of a multiple employer trust approved by the Company and as authorized by SUNY), or you instruct us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts and plans.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account C (the “separate account”). Each subaccount invests in one of the mutual funds (funds) listed on the next page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying fund. Information about the risks of investing in the funds through the contract is located in the “INVESTMENT OPTIONS” section on page 12 and in each fund’s prospectus. Read this prospectus in conjunction with the fund prospectuses and retain them for future reference.

Fixed Interest Options. Under the SUNY ORP contracts, the Guaranteed Accumulation Account (“GAA”), the Fixed Plus Account and the Fixed Plus Account II A are available fixed interest options.  Under the SUNY Voluntary Plan contracts (formerly called the Opportunity Plus contracts), the GAA and the Fixed Account are available fixed interest options. Not all fixed interest options may be available for current or future investment.

Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the fixed interest options in the appendices to this prospectus. There is also a separate prospectus for the GAA.

Compensation. We pay compensation to broker/dealers whose registered representatives sell the contracts. See “CONTRACT DISTRIBUTION” for further information about the amount and types of compensation we may pay.

Getting Additional Information. If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus. You may obtain the May 1, 2020, Statement of Additional Information (“SAI”) associated with this prospectus free of charge by indicating your request on your enrollment materials, by calling the Company at 1-800-584-6001 or by writing to us at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” You may also obtain a prospectus or an SAI for any of the funds or a GAA prospectus by calling that number. The contract prospectus, the GAA prospectus, the SAI and other information about the separate account may be obtained by accessing the Securities and Exchange Commission’s (“SEC”) website, www.sec.gov. When looking for information regarding the contracts offered through this prospectus, you may find it useful to use the number assigned to the registration statement for the contract prospectus under the Securities Act of 1933. This number is 033-81216. The number assigned to the registration statement for GAA is 333-230711. The SAI table of contents is listed on page 57 of this prospectus. The SAI is incorporated into this prospectus by reference.

Internet Availability of Fund Shareholder Reports. Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for the funds available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If available, you may elect to receive shareholder reports and other communications from the Company electronically by contacting Customer Service.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-283-3427. Your election to receive reports in paper will apply to all funds available under your contract.

Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

The contracts described in this prospectus are not deposits with, obligations of or guaranteed or endorsed by any bank, nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”). The contracts are subject to investment risk, including the possible loss of the principal amount invested.

CONTRACT PROSPECTUS – MAY 1, 2020 (CONTINUED)

The Funds[1]Available For New Allocations [TO BE UPDATED BY AMENDMENT]

American Beacon Small Cap Value Fund (Investor Class)[2]

American Century Investments® Inflation-Adjusted Bond Fund
(Investor Class)[2]

American Funds® – EuroPacific Growth Fund® (Class R-4)[2]

American Funds® – New Perspective Fund® (Class R-4)[2]

American Funds® – SMALLCAP World Fund® (Class R-4)[2]

American Funds® – The Growth Fund of America®  (Class R-4)[2]

American Funds® – Washington Mutual Investors FundSM
(Class R-4)[2]

Calvert VP SRI Balanced Portfolio (Class I)

Fidelity® VIP ContrafundSM Portfolio (Initial Class)

Fidelity® VIP Equity-Income Portfolio
(Initial Class)

Fidelity® VIP Index 500 Portfolio (Initial Class)

Franklin Small Cap Value VIP Fund (Class 2)

Invesco International Growth Fund (Class R5)[2]

JPMorgan Equity Income Fund (Class I)[2]

JPMorgan Government Bond Fund (Class I)[2]

Lazard International Equity Portfolio
(Open Shares)[2]

Oppenheimer Developing Markets Fund
(Class A)2, [3]

Oppenheimer Main Street Fund (Class A)[2,3]

Parnassus Core Equity FundSM (Investor Shares)[2]

PIMCO CommodityRealReturn Strategy Fund® (Administrative Class)[2]

Pioneer Equity Income Fund (Class Y)[2]

Victory Sycamore Established Value Fund
(Class A)[2]

Voya Corporate Leaders 100® Fund (Class I)[2]

Voya Floating Rate Fund (Class A)[2]

Voya Global Bond Portfolio (Class I)

Voya Global Perspectives® Portfolio (Class I)[4]

Voya Government Money Market Portfolio (Class I)

Voya Growth and Income Portfolio (Class I)

Voya High Yield Portfolio (Class I)

Voya Intermediate Bond Portfolio (Class I)

Voya Large Cap Growth Portfolio (Class I)

Voya MidCap Opportunities Portfolio (Class I)

Voya RussellTM Mid Cap Index Portfolio
(Class I)

Voya RussellTM Small Cap Index Portfolio
(Class I)

Voya Small Company Portfolio (Class I)

Voya SmallCap Opportunities Portfolio
(Class I)

Voya Solution 2025 Portfolio (Class I)[4]

Voya Solution 2035 Portfolio (Class I)[4]

Voya Solution 2045 Portfolio (Class I)[4]

Voya Solution 2055 Portfolio (Class I)[4]

Voya Solution Income Portfolio (Class I)[4]

VY® American Century Small-Mid Cap Value Portfolio (Class I)

VY® Invesco Equity and Income Portfolio (Class I)

VY® JPMorgan Mid Cap Value Portfolio (Class I)

VY® T. Rowe Price Capital Appreciation Portfolio (Class S)

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (Class I)

VY® T. Rowe Price Growth Equity Portfolio (Class I)

Wanger USA

The Funds Closed To New Allocations[5] [TO BE UPDATED BY AMENDMENT]

Alger Responsible Investing Fund (Class A)[2]

AMG Managers Fairpointe Mid Cap Fund (Class N)[2]

Amana Growth Fund (Investor Class)[2]

Amana Income Fund (Investor Class)[2]

American Century Investments® Income & Growth Fund (A Class)[2]

BlackRock Health Sciences Opportunities Portfolio (Institutional Shares)[2]

BlackRock Mid Cap Dividend Fund
(Investor A Shares)[2]

Delaware Diversified Income Fund (Class A)[2]

Fidelity® VIP Asset Manager Portfolio
(Initial Class)

Fidelity® VIP High Income Portfolio
(Initial Class)

Fidelity® VIP Overseas Portfolio (Initial Class)

Invesco American Value Fund (Class R5)[2]

Invesco Mid Cap Core Equity Fund (Class A)[2]

Invesco V.I. American Franchise Fund
(Series I Shares)

Invesco V.I. Core Equity Fund (Series I Shares)

Loomis Sayles Limited Term Government and Agency Fund (Class Y)[2]

Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio (Class VC)

Nuveen Global Infrastructure Fund (Class I)[2]

Pax Balanced Fund (Investor Class)[2,4]

PIMCO Real Return Portfolio
(Administrative Class)

TCW Total Return Bond Fund (Class N)[2]

Templeton Global Bond Fund (Class A)[2]

USAA Precious Metals and Minerals Fund (Adviser Shares)[2]

Voya Balanced Portfolio (Class I)

Voya Global Equity Portfolio (Class S)[6]

Voya GNMA Income Fund (Class A)[2]

Voya Index Plus LargeCap Portfolio (Class I)

Voya Index Plus MidCap Portfolio (Class I)

Voya Index Plus SmallCap Portfolio (Class I)

Voya International High Dividend Low Volatility Portfolio (Class I)[6,7]

Voya International Index Portfolio (Class I)

Voya Large Cap Value Portfolio (Class I)

Voya RussellTM Large Cap Growth Index Portfolio (Class I)

Voya Solution 2025 Portfolio (Class S)[4]

Voya Solution 2035 Portfolio (Class S)[4]

Voya Solution 2045 Portfolio (Class S)[4]

Voya Solution 2055 Portfolio (Class S)[4]

Voya Solution Income Portfolio (Class S)[4]

Voya Strategic Allocation Conservative Portfolio (Class I)[4]

Voya Strategic Allocation Growth Portfolio (Class I)[4]

Voya Strategic Allocation Moderate Portfolio (Class I)[4]

VY® Baron Growth Portfolio (Class S)

VY® Clarion Global Real Estate Portfolio
(Class I)

VY® Invesco Comstock Portfolio
(Service Class)

VY® JPMorgan Emerging Markets Equity Portfolio (Class I)

VY® Oppenheimer Global Portfolio (Class I)

Wanger International

Wells Fargo Small Company Growth Fund (Administrator Class)[2]

Wells Fargo Special Small Cap Value Fund (Class A)[2]

PRO.81216-20	2

1   See “APPENDIX IV – FUND DESCRIPTIONS” for more information about the funds.

2   This fund is available to the general public, in addition to being available through variable annuity contracts.

3   Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries, has entered into an agreement whereby Invesco Ltd. will acquire OppenheimerFunds, Inc. Subject to shareholder approval, these funds will, on or about May 24, 2019, change their names and share classes to the Invesco Oppenheimer Developing Market Fund (Class A) and the Invesco Oppenheimer Main Street Fund (Class A), respectively, be managed by Invesco Advisers, Inc. and have the same investment objective(s) as the corresponding Oppenheimer fund.

4   This fund is structured as a fund of funds that invests directly in shares of underlying funds. See “FEES – Fund Fees and Expenses” for additional information.

5   For the SUNY Voluntary Plan contracts, these funds are not available for new allocations from participants that were not invested in the funds prior to May 1, 2017.  Participants that were invested in the funds before May 1, 2017, may continue to invest in these funds although once a participant’s investment in a fund is fully liquidated the fund will no longer be available for new allocations from that participant.  For the SUNY ORP contracts, these funds are not available for new allocations from any participant beginning on May 1, 2017.  See “APPENDIX IV – FUND DESCRIPTIONS” for further information about these funds.

6   This fund employs a managed volatility strategy.  See “INVESTMENT OPTIONS – Funds Available Through the Separate Account” for more information.

7    Prior to May 1, 2019, this fund was known as the VY® Templeton Foreign Equity Portfolio.

TABLE OF CONTENTS

[TO BE UPDATED BY AMENDMENT]

CONTRACT OVERVIEW	4
Who’s Who
The Contract and Your Retirement Plan
Contract Rights
Questions: Contacting the Company (sidebar)
Making Requests in Good Order (sidebar)
Contract Facts
Contract Phases: Accumulation Phase, Income Phase

FEE TABLE			6
CONDENSED FINANCIAL INFORMATION			9
THE COMPANY			9
CONTRACT PURCHASE AND PARTICIPATION			9
CONTRACT OWNERSHIP AND RIGHTS			11
RIGHT TO CANCEL			12
INVESTMENT OPTIONS			12
FEES			16
YOUR ACCOUNT VALUE			22
TRANSFERS			24
WITHDRAWALS			27
OPTIONAL MINIMUM GUARANTEED WITHDRAWAL BENEFITS ENDORSEMENT (Certain SUNY Voluntary Contracts only)			28
SYSTEMATIC DISTRIBUTION OPTIONS			36
LOANS			36
DEATH BENEFIT			37
INCOME PHASE			41
FEDERAL TAX CONSIDERATIONS			44
CONTRACT DISTRIBUTION			52
OTHER TOPICS			55
THE STATEMENT OF ADDITIONAL INFORMATION			57
APPENDIX I	–	GUARANTEED ACCUMULATION ACCOUNT	58
APPENDIX II	–	FIXED ACCOUNT (Available through the SUNY Voluntary Plan Contracts)	64
APPENDIX III	–	FIXED PLUS ACCOUNT (Available through the SUNY ORP Contracts)	68
APPENDIX IV	–	FIXED PLUS ACCOUNT II A (Available through the SUNY ORP Contracts)	79
APPENDIX V	–	FUND DESCRIPTIONS	68
APPENDIX VI	–	MGWB ENDORSEMENT PARTIAL WITHDRAWAL EXAMPLES	79
APPENDIX VII	–	EXAMPLES OF MGWB REBALANCING	81
APPENDIX VIII	–	CONDENSED FINANCIAL INFORMATION	CFI 1

PRO.81216-20	3

CONTRACT OVERVIEW

The following is intended as an overview. Please read each section of this prospectus for additional information.

Questions:  Contacting the Company

To answer your questions, contact your local representative or write or call the Company at:

For all regular mail, please use:

Customer Service

Voya

P.O. Box 990063

Hartford, CT 06199-0063

For overnight mail, please use:

Customer Service
Voya

One Orange Way

Windsor, CT 06095-4774

(1-800-584-6001)

Making Requests in Good Order

To request contract transactions such as amending your beneficiary designation(s), filing a death claim, requesting a withdrawal or loan, changing fund allocations or initiating transfers of existing balances among the investment options or exercising a systematic distribution option, contact your local representative or the Company through Customer Service to learn what information is required in order for the request to be in “good order.” By contacting us, we can provide you with the appropriate information on how to complete your requested transaction.

Generally, a request is considered to be in “good order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out. We can only act upon written requests that are received in good order.

Who’s Who

You (the “participant”):  The individual participating in a retirement plan, where the plan uses the contract as a funding option.

Plan Sponsor:  The sponsor of your retirement plan. Generally, your employer.

Contract Holder:  The person or entity to whom we issue the contract. The contract holder is generally a public university or college or the trustee of a multiple employer trust approved by the Company to apply for and own the contracts as authorized by SUNY or a New York state agency. We may also refer to the contract holder as the contract owner.

We, Us, Our (the “Company”):  Voya Retirement Insurance and Annuity Company. We issue the contract.

The Contract and Your Retirement Plan

Retirement Plan (“plan”). A plan sponsor has established a retirement plan for you. The contract is offered as a funding option for that plan. We are not a party to the plan, so the terms and the conditions of the contract and the plan may differ.

Plan Type. We refer to plans in this prospectus as 401(a), 403(b) and 414(h) plans. For a description, see “FEDERAL TAX CONSIDERATIONS.”

Use of an Annuity Contract in Your Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement account (such as a 401(a), 403(b), Roth 403(b), if available, or 414(h) retirement plan), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity. See “CONTRACT PURCHASE AND PARTICIPATION.”

Contract Rights

Under each contract, we establish an employee account and an employer account for you, where applicable. You have a nonforfeitable right to the value of your employee account and employer account, as determined by the plan administrator in accordance with the terms of the plan. You may exercise certain rights under the contract as permitted by the plan. See “CONTRACT OWNERSHIP AND RIGHTS.”

PRO.81216-20	4

Contract Facts

Free Look/Right to Cancel. Participants may cancel their purchase no later than ten days after they receive the document evidencing their participation in the contract. See “RIGHT TO CANCEL.”

Death Benefit. A beneficiary may receive a benefit in the event of your death during both the accumulation and income phases (described in “Contract Phases,” below). The availability of a death benefit during the income phase depends upon the income phase payment option selected. See “DEATH BENEFIT” and “INCOME PHASE.”

Withdrawals. During the accumulation phase, you may, subject to the limits in the contract and certification from the plan administrator that you are eligible, withdraw all or a part of your account value. Certain fees and taxes may apply. See “WITHDRAWALS” and “FEDERAL TAX CONSIDERATIONS.” Amounts withdrawn from the GAA may be subject to a market value adjustment. See APPENDIX I.

Systematic Distribution Options. Subject to the terms of the plan, you may elect to receive regular payments from your account, while retaining the account in the accumulation phase. See “SYSTEMATIC DISTRIBUTION OPTIONS.”

Fees. Certain fees are deducted from your account value. See “FEE TABLE” and “FEES.”

Taxation. Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “FEDERAL TAX CONSIDERATIONS.”

Contract Phases

Accumulation Phase (accumulating retirement benefits under your contract)

STEP 1: You provide the Company with your completed enrollment materials. We may set up one or more accounts for you. We may set up account(s) for employer contributions and/or contributions from your salary.

STEP 2: You direct us to invest your account dollars in one or more of the following investment options:

•      Fixed Interest Options; or

•      Variable Investment Options. (The variable investment options are the subaccounts of Variable Annuity Account C. Each one invests in a specific mutual fund.)

STEP 3: If applicable, the subaccount(s) selected purchases shares of its underlying fund.

Payments to Your Account
Step 1 ¯
Voya Retirement Insurance and Annuity Company
¯	Step 2	¯
Fixed Interest Options	Variable Annuity Account C Variable Investment Options
The Subaccounts
	A	B	Etc.
¯ Step 3 ¯
	Mutual Fund A	Mutual Fund B

Income Phase (receiving income phase payments from your contract)

The contract offers several income phase payment options. See “INCOME PHASE.” In general, you may:

•      Receive income phase payments over a lifetime or for a specified period;

•      Receive income phase payments monthly, quarterly, semi-annually or annually;

•      Select an income phase payment option that provides a death benefit to your beneficiary(ies); and

•      Select fixed income phase payments or payments that vary based upon the performance of the variable investment options you select or a combination of fixed and variable income phase payments.

PRO.81216-20	5

FEE TABLE

The following tables describe the fees and expenses that you may pay during the accumulation phase when buying, owning, withdrawing account value from your contract, taking a loan from the contract or transferring cash value between investment options. See “Income Phase” for fees that may apply after you begin receiving payments under the contract.

Maximum Transaction Expenses

The first table describes the fees and expenses that you may pay at the time that you buy the contract, withdraw account value from the contract, take a loan from the contract or transfer cash value between investment options. State premium taxes ranging from 0% to 4% of purchase payments may also be deducted.*

Early Withdrawal Charge (as a percentage of amount withdrawn)[6]

Not applicable to SUNY ORP contracts.

Applicable to SUNY Voluntary Plan contracts ………….. 5.00%

Loan Interest Rate Spread (per annum)[7]

In this Section:

•      Maximum Transaction Expenses;

•      Maximum Periodic Fees and Charges;

•      Optional Endorsement Charges (certain SUNY Voluntary Plan contracts only);

•      Fund Fees and Expenses; and

•      Examples.

See the “FEES” section for:

•      How, When and Why Fees are Deducted;

•      Fund Redemption Fees; and

•      Premium and Other Taxes.

Applicable to SUNY ORP contracts …………………..      2.50%

Applicable to SUNY Voluntary Plan contracts …………   0.00%

Maximum Periodic Fees and Charges

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Separate Account Annual Expenses

(as a percentage of average account value)

	Maximum Charges
	Applicable to SUNY ORP contracts	Applicable to SUNY Voluntary Plan contracts
Mortality and Expense Risk Charge	1.25%	1.00%
Administrative Expense Charge	0.25%	0.25%
Total Separate Account Annual Expenses	1.50%	1.25%

	Current Charges[8]
	SUNY ORP Contracts		SUNY Voluntary Plan Contracts
	Voya Government Money Market Portfolio Subaccount	All Other Subaccounts	Voya Government Money Market Portfolio Subaccount	All Other Subaccounts
Mortality and Expense Risk Charge	0.00%	0.50%	0.10%	0.75%
Administrative Expense Charge	0.25%	0.25%	0.20%	0.20%
Total Separate Account Annual Expenses	0.25%	0.75%	0.30%	0.95%

PRO.81216-20	6

*  State premium taxes are not reflected in the fee tables or examples. See “FEES – Premium and Other Taxes.”

6   This is a deferred sales charge applicable only to SUNY Voluntary Plan contracts. For single purchase payment contracts, there is no early withdrawal charge. For installment purchase payment contracts, the early withdrawal charge applies to amounts withdrawn from the Fixed Account and to amounts withdrawn from the subaccounts and the GAA but only if they were attributable to amounts held in the Fixed Account at any time. The early withdrawal charge reduces over time and may be calculated differently where both a Roth 403(b) account, if available, and traditional 403(b) account are available. These fees may be waived, reduced or eliminated in certain circumstances. See “FEES.”

7   This is the difference between the rate charged and the rate credited on loans under your contract. For example, if the current credited interest rate is 6%, the amount of interest applied to the contract would be 3.5%; the 2.5% loan interest rate spread or difference is retained by the Company. Currently, the loan interest rate spread is 2.5% per annum for SUNY ORP contracts and 0.0% for SUNY Voluntary Plan contracts. See “LOANS.”

8   We currently charge the amounts shown in these columns; however, we reserve the right to charge up to the maximum amounts shown in the “Maximum Charges” column above.

Optional Endorsement Charges (Certain SUNY Voluntary Plan Contracts only)

If you elected to purchase the optional Minimum Guaranteed Withdrawal Benefit (“MGWB”) Endorsement prior to April 29, 2011, the following charges will apply.

MGWB Endorsement Charge

(as a percentage of the MGWB Base)9

Maximum Annual Charge (charge deducted quarterly): 1.20%
Current Annual Charge (charge deducted quarterly): 0.30%

Fund Fees and Expenses

The next item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is contained in the prospectus for each fund.

[TO BE UPDATED BY AMENDMENT]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution (12b-1) and/or service fees, and other expenses)%		%

See “FEES – Fund Fees and Expenses” for additional information about the fees and expenses of the funds, including information about the revenue we may receive from each of the funds or the funds’ affiliates.

PRO.81216-20	7

9 We deduct the MGWB Endorsement Charge from the subaccounts in which you are invested on each quarterly endorsement anniversary. In addition, a pro rata portion of the quarterly charge will be deducted upon a full surrender of the eligible account value, upon cancellation of the endorsement and upon the application of the eligible account value to an income phase option. See “MGWB Endorsement Charge” and “Calculating the Minimum Guaranteed Withdrawal Benefit Base” subsections within the “OPTIONAL MINIMUM GUARANTEED WITHDRAWAL BENEFIT ENDORSEMENT” section of this prospectus for further information on this charge and on the Minimum Guaranteed Withdrawal Benefit Base (“MGWB Base”).

Examples

The following examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include the separate account annual expenses applicable to the particular fund and fund fees and expenses.

Fund Fees and Expenses Examples. The following examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum contract fees and expenses (for SUNY Voluntary Plan contracts this includes those with the MGWB Endorsement) and the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

[TO BE UPDATED BY AMENDMENT]

Applicable to SUNY ORP contracts	1 Year	3 Years	5 Years	10 Years
	$	$	$	$

	Example (A) If you withdraw your entire account value at the end of the applicable time period[10]:				Example (B) If you do not withdraw your entire account value or if you select an income phase payment option at the end of the applicable time period[11]:

Applicable to SUNY Voluntary Plan contracts	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
	$	$	$	$	$	$	$	$

Fund Fees and Expenses Examples. The following example assumes that you invest $10,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum contract fees and expenses (for SUNY Voluntary Plan contracts this includes those with the MGWB Endorsement) and the minimum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

[TO BE UPDATED BY AMENDMENT]

Applicable to SUNY ORP contracts	1 Year	3 Years	5 Years	10 Years
	$	$	$	$

	Example (A) If you withdraw your entire account value at the end of the applicable time period[11]:				Example (B) If you do not withdraw your entire account value or if you select an income phase payment option at the end of the applicable time period[12]:

Applicable to SUNY Voluntary Plan contracts	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
	$	$	$	$	$	$	$	$

PRO.81216-20	8

10 These examples reflect deduction of an early withdrawal charge calculated using the schedule applicable to installment purchase payment contracts.  The installment purchase payment contracts schedule is listed in “FEES.”

11 These examples do not apply if during the income phase a nonlifetime payment option with variable payments is selected and a lump-sum withdrawal is requested within three years after the payments start.  In that case, the lump-sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge as shown in Example A.

CONDENSED FINANCIAL INFORMATION

Understanding Condensed Financial Information. In APPENDIX VII, we provide condensed financial information about the separate account subaccounts available under the contracts. The tables show the value of the subaccounts over the past ten years. For subaccounts that were not available ten years ago, we give a history from the date of first availability.

Financial Statements. The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Variable Annuity Account C and the consolidated financial statements and the related notes to consolidated financial statements for Voya Retirement Insurance and Annuity Company are located in the Statements of Additional Information.

THE COMPANY

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange (“NYSE”) under the symbol “VOYA.”

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal executive offices are located at:

One Orange Way

Windsor, CT 06095-4774

Product Regulation. Our annuity, retirement and investment products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Department of Labor (“DOL”), the IRS and the Office of the Comptroller of the Currency (“OCC”). For example, U.S. federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Tax Code. See “FEDERAL TAX CONSIDERATIONS” for further discussion of some of these requirements. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with contract provisions or applicable law, or to meet any of these complex tax, securities, or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation, interruption of our operations or adversely impact profitability.

CONTRACT PURCHASE AND PARTICIPATION

Contracts Available for Purchase. The contracts available for purchase are group flexible premium deferred variable and fixed annuity contracts that the Company offers in connection with retirement plans under Tax Code Sections 401(a), 403(b), including Roth 403(b), if available, and 414(h). They are designed to fund the SUNY ORP or the SUNY Voluntary Plan defined contribution retirement plans.

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When considering whether to purchase or participate in the contract, you should consult with your financial representative about your financial goals, investment time horizon and risk tolerance.

Use of an Annuity Contract in Your Plan. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified retirement account (such as a Section 401(a), 403(b), Roth 403(b), if available, or 414(h) retirement plan), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the tax qualified account itself. However, annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative, taking into account the additional fees and expenses you may incur in an annuity.

Purchasing the Contract. The contract holder submits the required forms and application to the Company. We approve the forms and issue a contract to the contract holder.

Participating in the Contract. To participate in the contract, complete an enrollment form and submit it to Customer Service. See “CONTRACT OVERVIEW – Questions:  Contacting the Company.” Subject to administrative availability, enrollment in the 401(a) contract may be available online. If your enrollment is accepted, we establish an employee account and an employer account for each participant.

•      Under the rollover contract, we will allocate purchase payments attributable to transfers of after-tax employee contributions made to a predecessor 403(b) or Roth 403(b) plan, as applicable, to the employee account and purchase payments attributable to a transfer of employer contributions made under the same plan to the employer account.

•      Under the modal contract, we will allocate funds attributable to Tax Code Section 414(h) contributions to an employee account and ongoing payments under Tax Code Section 401(a) and transferred funds attributable to Tax Code Section 401(a) contributions from another investment provider to an employer account.

Acceptance or Rejection of Application or Enrollment Forms. We must accept or reject an application or your enrollment forms within two business days of receipt. If the application or enrollment forms are incomplete, we may hold any forms and accompanying purchase payments for five days, unless you consent to our holding them longer. If we reject the application or enrollment forms, we will return the forms and any payments.

Allocating Purchase Payments to the Investment Options. You direct us to allocate initial purchase payments among the investment options available under the plan. Generally you will specify this information on your enrollment materials. If you enroll in SUNY ORP contract online (subject to administrative availability of this feature), the plan sponsor may direct that your contributions be allocated to a specific Voya Solution target date portfolio identified by the plan sponsor, until you elect otherwise. The Voya Solution target date portfolio applicable to you will be based on your date of birth. This is described in your online enrollment materials. After your enrollment, except as may be required under our Excessive Trading Policy, you may request alternative allocation instructions or initiate transfers among the investment options by telephone or, where available, electronically. Contact Customer Service at the telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company” for information on how to initiate transfers or reallocations and for the electronic trading mediums currently available.

The plan sponsor may also direct that your contributions be allocated to a specific Voya Solution target date portfolio based on your date of birth in other circumstances, generally, when you fail to make an investment option selection for contributions that you have directed to the contract.

Allocations must be in whole percentages and there may be limitations on the number of investment options that can be selected at any one time. See “INVESTMENT OPTIONS” and “TRANSFERS.”

Tax Code Restriction. The Tax Code places some limitations on contributions to your account. See “FEDERAL TAX CONSIDERATIONS.”

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Factors to Consider in the Purchase Decision. The decision to purchase or participate in the contract should be discussed with your financial representative. Make sure that you understand the investment options it provides, its other features, the risks and potential benefits you will face, and the fees and expenses you will incur when, together with your financial representative, you consider an investment in the contract. You should pay attention to the following issues, among others:

•      Long-Term Investment – This contract is a long-term investment and is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code or your plan or may expose you to tax penalties. The value of deferred taxation on earnings grows with the amount of time funds are left in the contract. You should not participate in this contract if you are looking for a short-term investment or expect to need to make withdrawals before you are 59½;

•      Investment Risk – The value of investment options available under this contract may fluctuate with the markets and interest rates. You should not participate in this contract in order to invest in these options if you cannot risk getting back less money than you put in;

•      Features and Fees – The fees for this contract reflect costs associated with the features and benefits it provides. As you consider this contract, you should determine the value that these various benefits and features have for you, given your particular circumstances, and consider the charges for those features; and

•      Exchanges – Replacing an existing insurance contract with this contract may not be beneficial to you. If this contract will be a replacement for another annuity contract or mutual fund option under the plan, you should compare the two options carefully, compare the costs associated with each and identify additional benefits available under this contract. You should consider whether these additional benefits justify any increased charges that might apply under this contract. Also, be sure to talk to your financial professional or tax adviser to make sure that the exchange will be handled so that it is tax-free.

Other Products. We and our affiliates offer various other products with different features and terms than the contracts described in this prospectus, which may offer some or all of the same funds. These products have different benefits, fees and charges and may offer different share classes of the funds offered in this contract that are less expensive. These other products may or may not better match your needs. You should be aware that there are other options available, and, if you are interested in learning more about these other products, contact your registered representative. These other options may not be available under your plan.

CONTRACT OWNERSHIP AND RIGHTS

Who Owns the Contract? We issue a contract to a trustee of a multiple employer trust that has applied for and owns the contract as authorized by SUNY and the Company.

Who Owns Money Accumulated under the Contract? We establish one or more accounts for you under the contracts. Generally, we establish an employee account to receive salary reduction and rollover amounts, an employer account to receive employer contributions and Roth 403(b) account(s), if available, to receive employee after-tax salary reduction and rollover amounts. You have the right to the nonforfeitable value of your employee account, employer account and Roth 403(b) account, as determined by the plan administrator in accordance with the terms of the plan.

What Rights Do I Have under the Contract? You may select the investment options to be used for allocations to your employee account and employer account. If you enroll in the SUNY ORP contract online (subject to administrative availability of this feature) the plan sponsor may direct that your contributions be allocated to a specific Voya Solution target date portfolio identified by the plan sponsor, until you elect otherwise. The Voya Solution target date portfolio applicable to you will be based on your date of birth. This is described in your online enrollment materials. You may change these allocations after you have enrolled by logging into voyaretirementplans.com. The plan sponsor may also direct that your contributions be allocated to a specific Voya Solution target date portfolio based on your date of birth in other circumstances, generally when you fail to make an investment option selection for contributions that you have directed to the contract. You may elect an income phase payment if the plan administrator certifies that you are eligible for a distribution and that the form of annuity is permitted under the terms of the plan.

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RIGHT TO CANCEL

When and How to Cancel. You may cancel your purchase within ten days after receiving the document evidencing your interest by returning it to Customer Service at the address listed in “CONTRACT OVERVIEW – Questions:  Contacting the Company,” along with a written notice of cancellation.

Refunds. We will produce a refund to you no later than seven calendar days after we receive the document evidencing your interest and the written notice of cancellation at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” The refund will equal the dollars contributed to your accounts plus any earnings and less any losses attributable to the purchase payments allocated to the variable investment options. Any mortality and expense risk charges and administrative expense charges deducted during the period you held the contract will not be returned. No market value adjustment will be applied to any amounts you contributed to the GAA.

INVESTMENT OPTIONS

The contracts offer variable investment options and fixed interest options. When we establish your account(s), the contract holder, or the plan administrator, if applicable (generally the trustee of a multiple employer trust approved by the Company and as authorized by SUNY), or you instruct us to direct account dollars to any of the available options. We may add, withdraw or substitute investment options subject to the conditions in the contract and in compliance with regulatory requirements.

Variable Investment Options

These options are called subaccounts of Variable Annuity Account C. Each subaccount invests directly in shares of an underlying mutual fund. Earnings on amounts invested in a subaccount will vary depending upon the performance and fees of its underlying fund. You do not invest directly in or hold shares of the funds.

Variable Annuity Account C

We established Variable Annuity Account C (the “separate account”) under Connecticut law in 1976 as a continuation of the separate account established in 1974 under Arkansas law by Aetna Variable Annuity Life Insurance Company. The separate account was established as a segregated asset account to fund variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). It also meets the definition of “separate account” under the federal securities laws.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses, whether or not realized, of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the Company. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account.

Funds Available Through the Separate Account

The separate account is divided into subaccounts. Each subaccount invests directly in shares of an underlying fund. The funds available through the subaccounts of the separate account are listed in the front of this prospectus. We also provide a brief description of each fund in Appendix IV. Please refer to the fund prospectuses for additional information and read them carefully. Fund prospectuses may be obtained, free of charge, from the address and telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company,” by accessing the SEC’s website or by contacting the SEC Public Reference Branch.

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Funds With Managed Volatility Strategies. As described in more detail in the fund prospectuses, certain funds employ a managed volatility strategy that is intended to reduce the fund’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the contract. During rising markets, the hedging strategies employed to manage volatility could result in your account value rising less than would have been the case if you had been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on performance. On the other hand, investing in funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your account value may decline less than would have been the case if you had not invested in funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.  Funds that employ a managed volatility strategy are identified in the list of available funds in the beginning of this prospectus.

Insurance-Dedicated Funds (Mixed and Shared Funding). Some of the funds described in this prospectus are available only to insurance companies for their variable contracts (or directly to certain retirement plans, as allowed by the Tax Code). Such funds are often referred to as “insurance-dedicated funds,” and are used for “mixed” and “shared” funding.

“Mixed funding” occurs when shares of a fund, which the subaccount buys for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies.

“Shared funding” occurs when shares of a fund, which the subaccount buys for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts. In other words:

>   Mixed funding – bought for annuities and life insurance; and

>   Shared funding – bought by more than one company.

Public Funds. The following funds, which the subaccounts buy for variable annuity contracts, are also available to the general public: [TO BE UPDATED BY AMENDMENT]

•      Alger Responsible Investing Fund

•      AMG Managers Fairpointe Mid Cap Fund

•      Amana Growth Fund

•      Amana Income Fund

•      American Beacon Small Cap Value Fund

•      American Century Investments® Income & Growth Fund

•      American Century Investments® Inflation-Adjusted

Bond Fund

•      American Funds® - EuroPacific Growth Fund®

•      American Funds® - New Perspective Fund®

•      American Funds® - SMALLCAP World Fund®

•      American Funds® - The Growth Fund of America®

•      American Funds® - Washington Mutual Investors FundSM

•      BlackRock Health Sciences Opportunities Portfolio

•      BlackRock Mid Cap Dividend Fund

•      Delaware Diversified Income Fund

•      Invesco American Value Fund

•      Invesco International Growth Fund

•      Invesco Mid Cap Core Equity Fund

•      JPMorgan Equity Income Fund

•      JPMorgan Government Bond Fund

•      Lazard International Equity Portfolio

•      Loomis Sayles Limited Term Government and

Agency Fund

•      Nuveen Global Infrastructure Fund

•      Oppenheimer Developing Markets Fund

•      Oppenheimer Main Street Fund

•      Parnassus Core Equity FundSM

•      Pax Balanced Fund

•      PIMCO CommodityRealReturn Strategy Fund®

•      Pioneer Equity Income Fund

•      TCW Total Return Bond Fund

•      Templeton Global Bond Fund

•      USAA Precious Metals and Minerals Fund

•      Victory Sycamore Established Value Fund

•      Voya Corporate Leaders 100 Fund

•      Voya Floating Rate Fund

•      Voya GNMA Income Fund

•      Wells Fargo Small Company Growth Fund

•      Wells Fargo Special Small Cap Value Fund

See “FEDERAL TAX CONSIDERATIONS – Taxation of Qualified Contracts – Special Considerations for Section 403(b) Plans” for information about investing in one of the public funds under a Section 403(b) annuity contract.

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Possible Conflicts of Interest. With respect to the insurance-dedicated funds, it is possible that a conflict of interest may arise due to mixed and shared funding, a change in law affecting the operations of variable annuity separate accounts, differences in the voting instructions of the contract holder and others maintaining a voting interest in the funds or some other reason. Such a conflict could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each insurance-dedicated fund’s board of directors or trustees will monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken to address such conflicts. In the event of a conflict, the Company will take any steps necessary to protect contract holders and annuitants maintaining a voting interest in the funds, including the withdrawal of the separate account from participation in the funds that are involved in the conflict.

For additional risks associated with each fund, please see the fund’s prospectus.

Selection of Underlying Funds. The underlying funds available through the contract described in this prospectus are determined by the Company but ultimately selected by the Plan Sponsor. When determining which underlying funds to make available we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying fund with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the contracts. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue from the Funds.”)  We review the funds periodically and may, subject to certain limits or restrictions, remove a fund or limit its availability to new contributions and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria, and/or if the fund has not attracted significant allocations under the contracts. We have included certain of the funds at least in part because they are managed or sub-advised by our affiliates.

We do not recommend or endorse any particular fund and we do not provide investment advice.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Generally, under contracts issued in connection with Section 403(b) and 401 plans, you have a fully vested interest in the value of your employee account and in your employer account to the extent of your vested percentage in the plan. Therefore, under such plans you generally have the right to instruct the contract holder how to direct us to vote shares attributable to your account. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Accordingly, it is possible for a small number of persons (assuming there is a quorum) to determine the outcome of a vote.

Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes, whole and fractional, any person is entitled to direct will be determined as of the record date set by any fund in which that person invests through the subaccounts. Additionally:

•      During the accumulation phase, the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund; and

•      During the income phase, the number of votes is equal to the portion of reserves set aside for the contract’s share of the fund, divided by the net asset value of one share of that fund.

We may restrict or eliminate any voting rights of persons who have voting rights as to the separate account.

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Right to Change the Separate Account

We do not guarantee that each fund will always be available for investment through the contract. Subject to certain conditions and restrictions applicable to certain types of retirement plans and state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to the separate account with respect to some or all classes of contracts:

•      Offer additional subaccounts that will invest in new funds or fund classes we find appropriate for contracts we issue;

•      Combine two or more subaccounts;

•      Close subaccounts. We will provide advance notice by a supplement to this prospectus if we close a subaccount. If a subaccount is closed or otherwise is unavailable for new investment, unless we receive alternative allocation instructions, all future amounts directed to the subaccount that was closed or is unavailable may be automatically allocated among the other available subaccounts according to the most recent allocation instructions we have on file. If the most recent allocation instructions we have on file do not include any available subaccounts, the amount to be allocated will be returned unless we are provided with alternative allocation instructions. Alternative allocation instructions can be given by contacting us at the telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” See also “TRANSFERS” for information about making subaccount allocation changes;

•      Substitute a new fund for a fund in which a subaccount currently invests. In the case of a substitution, the new fund may have different fees and charges than the fund it replaced. A substitution may become necessary if, in our judgment:

•      A fund no longer suits the purposes of your contract;

•      There is a change in laws or regulations;

•      There is a change in the fund’s investment objectives or restrictions;

•      The fund is no longer available for investment; or

•      Another reason we deem a substitution is appropriate.

•      Stop selling the contract;

•      Limit or eliminate any voting rights for the Separate Account; or

•      Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s).

The changes described above do not include those changes that may, if allowed under your plan, be initiated by your plan sponsor.

We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the contract belongs.

Fixed Interest Options

For descriptions of the fixed interest options that may be available, see APPENDIX I, APPENDIX II and the GAA prospectus. The GAA prospectus may be obtained free of charge from Customer Service at the address and telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company,” by accessing the SEC’s website or by contacting the SEC’s Public Reference Branch.

Selecting Investment Options

When selecting investment options:

•      Choose options appropriate for you. Your local representative can help you evaluate which investment options may be appropriate for your individual circumstances and your financial goals;

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•      Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations. You bear the risk of any decline in your account value resulting from the performance of the funds you have chosen; and

•      Be informed. Read this prospectus, all of the information that is available to you regarding the funds—including each fund’s prospectus, statement of additional information, and annual and semi-annual reports, the fixed interest option appendices and the GAA prospectus. After you select the options for your account dollars, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Furthermore, be aware that there may be:

•      Limits on Option Availability. Some subaccounts and fixed interest options may not be available through certain contracts and plans or in some states. Your plan sponsor may also have selected a subset of variable investment and/or fixed interest options to be available under your plan; and

•      Limits on Number of Options Selected. Generally, the contract holder, or you if permitted by the plan, may select no more than 25 investment options at initial enrollment. Thereafter, more than 25 investment options can be selected at any one time.

FEES

The charges we assess and the deductions we make under the contract are in consideration for:  (i) the services and benefits we provide; (ii) the costs and expenses we incur; and (iii) the risks we assume. The fees and charges deducted under the contract may result in a profit to us.

The following repeats and adds to information provided in the “FEE TABLE” section. Please review both this section and the “FEE TABLE” section for information on fees.

Transaction Fees

Early Withdrawal Charge (SUNY Voluntary Plan Contracts only)

Under installment purchase payment contracts, withdrawals of all or a portion of your Fixed Account value, or of account values held in the subaccounts or the GAA that were attributable to amounts held in the Fixed Account at any time, may be subject to a charge. In the case of a partial withdrawal where you request a specified dollar amount, the amount withdrawn from your account will be the amount you specified plus adjustment for any applicable early withdrawal charge.

There is no early withdrawal charge under installment purchase payment contracts of amounts distributed under the terms of a settlement agreement with the New York Attorney General dated October 10, 2006, nor on any earnings attributable to such distributed amounts. In addition, there is no early withdrawal charge for any amounts withdrawn under single purchase payment contracts.

Types of Fees

Your account may incur the following types of fees:

•      Transaction Fees

> Early Withdrawal Charge

> Loan Interest Rate Spread

> Fund Redemption Fees

•      Periodic Fees and Charges

> Mortality and Expense Risk Charge

> Administrative Expense Charge

> MGWB Endorsement Charge

•      Fund Fees and Expenses

Amount. The charge is a percentage of the amount withdrawn. The percentage will be determined by the early withdrawal charge schedule that applies to your account.

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Purpose. This is a deferred sales charge. This charge may be referred to as a surrender charge in your contract or certificate/enrollment materials. The charge reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charge, to make up any difference.

The early withdrawal charge applies only to:

•    Amounts withdrawn from the Fixed Account; and

•    Amounts withdrawn from a subaccount or the GAA if they were attributable to amounts held in the Fixed Account (and any earnings on such amounts). Amounts will be withdrawn proportionately from amounts that are subject to an early withdrawal charge and amounts that are not subject to an early withdrawal charge.

Early Withdrawal Charge Schedules

The following schedules are based on the number of completed account years (an account year is a 12 month period measured from the date we establish your account, or measured from any anniversary of that date).

Withdrawals from the Fixed Account and Variable Investment Options*
Account Years Completed Fewer than 5 5 or more but fewer than 7 7 or more but fewer than 9 9 or more but less than 10 10 or more	Early Withdrawal Charge 5% 4% 3% 2% 0%

Withdrawals from the Guaranteed Accumulation Account that are Subject to an Early Withdrawal Charge*
Account Years Completed Fewer than 3 3 or more but fewer than 4 4 or more but fewer than 5 5 or more but fewer than 6 6 or more but fewer than 7 7 or more	Early Withdrawal Charge 5% 4% 3% 2% 1% 0%

* The early withdrawal charge applies to amounts withdrawn from the variable investment options and the GAA only if they were attributable to amounts held in the Fixed Account at any time.

Waivers. The early withdrawal charge is waived for portions of a withdrawal that are:

•      Used to provide payments to you during the income phase;

•      Paid because of your death before income phase payments begin;

•      Paid where your account value is $5,000 or less and no withdrawals have been taken from the contract within the prior 12 months;

•      Withdrawn because of the election of a systematic distribution option (see “SYSTEMATIC DISTRIBUTION OPTIONS”);

•      Withdrawn due to disability as specified in the Tax Code;

•      Withdrawn due to your separation from service;

•      Withdrawn due to a financial hardship as defined in the Tax Code;

•      Transferred or exchanged to another contract issued by the Company for the plan, subject to conditions established by the Company, and provided the new contract is not canceled under the right to cancel provision. We will treat the exercise of the right to cancel as a reinstatement, and any subsequent surrender may be subject to an applicable early withdrawal charge; or

•      Transferred or exchanged to a Company Code Section 403(b)(7) custodial account, subject to Tax Code Section 403(b)(7)(A)(ii) and subject to various conditions established by the Company.

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Severance from Employment. Although the Tax Code permits distributions upon a participant’s severance from employment, the contracts do not provide for a waiver of early withdrawal charges unless the severance from employment would have otherwise qualified as a separation from service prior to the Economic Growth and Tax Relief Reconciliation Act of 2001 and you meet the other requirements set forth in the contract.

Free Withdrawals. If you are between the ages of 59½ and 70½, you may withdraw up to 10% of your account value during each calendar year without being charged a withdrawal fee. The free withdrawal only applies to the first partial withdrawal you make in each calendar year. The 10% amount will be based on your account value calculated on the valuation date next following our receipt of your request for withdrawal. Outstanding contract loans are excluded from the account value when calculating the 10% free withdrawal amount.

The free withdrawal will not apply to:

•      A full withdrawal of your account; or

•      Partial withdrawals due to a default on a contract loan.

Loan Interest Rate Spread

For a discussion of the loan interest rate spread and the costs associated with loans, see “LOANS – Loan Interest.”

Fund Redemption Fees

Certain funds may deduct redemption fees as a result of withdrawals, transfers or other fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by the underlying mutual funds as a result of withdrawals, transfers or other fund transactions you initiate and remit such fees back to that fund. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your account value. For a more complete description of the funds’ fees and expenses, review each fund’s prospectus.

Periodic Fees and Charges

Mortality and Expense Risk Charge

Maximum Amount. For SUNY ORP contracts, the maximum mortality and expense risk charge is 1.25% annually of the amount invested in the subaccounts. For SUNY Voluntary Plan contracts, the maximum mortality and expense risk charge is 1.00% annually of the amount invested in the subaccounts. We may charge a different fee for different funds (but not beyond the maximum amount).  See your contract (held by the contract holder).

The annual mortality and expense risk charge currently assessed is shown in the “FEE TABLE”; however, we reserve the right to charge up to the maximum amount shown above.

When/How. We deduct this fee daily from the subaccounts corresponding to the funds you select. We do not deduct this fee from any fixed interest option. We deduct this fee during the accumulation phase and the income phase. See “INCOME PHASE – Charges Deducted.”

Purpose. The fee compensates us for the mortality and expense risks we assume under the contracts, namely:

•      Mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefit and other payments we make to owners or beneficiaries of the accounts; and

•      Expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge.

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to earn a profit from this fee.

PRO.81216-20	18

Purpose. This fee compensates us for the mortality and expense risks we assume under the contracts. If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to earn a profit from this fee.

Administrative Expense Charge

Maximum Amount. 0.25% on an annual basis of the amount invested in the subaccounts.

The administrative expense charge currently assessed is shown in the “FEE TABLE”; however, we reserve the right to charge up to the maximum amount shown above.

When/How. We deduct this fee daily during the accumulation phase from your account value held in the subaccounts corresponding to the funds you select. We do not currently deduct this fee during the income phase, although we reserve the right to do so. If we are imposing this fee under the contract when you enter the income phase, the fee will apply to you during the entire income phase.

Purpose. This charge helps defray the cost of providing administrative services under the contracts and in relation to the separate account and subaccounts.

MGWB Endorsement Charge (certain SUNY Voluntary Plan Contracts only)

Maximum Amount. We charge this fee only if you elected to purchase the MGWB Endorsement, which was only available prior to April 29, 2011. The maximum annual charge for the MGWB Endorsement is 1.20% of the MGWB Base, deducted as a quarterly charge of 0.30%. The current annual charge for the MGWB Endorsement is shown in the “FEE TABLE”; however, we reserve the right to charge up to the maximum amount shown above.

Please see “OPTIONAL MINIMUM GUARANTEED WITHDRAWAL BENEFIT ENDORSEMENT – Calculating the Minimum Guaranteed Withdrawal Benefit Base” for how and when the MGWB Base is calculated.

When/How. We deduct this fee on each quarterly endorsement anniversary date from the portion of the eligible account value invested in the subaccounts in the same proportion that this amount bears to the total eligible account value invested in all subaccounts. While we do not deduct this charge from amounts invested in any fixed interest option, the charge is calculated as a percentage of the MGWB Base, which includes amounts you have invested in the fixed interest options. If the amount invested in the subaccounts is insufficient to satisfy any portion of the MGWB Endorsement Charge on a quarterly endorsement anniversary date, we reserve the right to deduct any remaining MGWB Endorsement Charge on the next business day in which you have amounts invested in the subaccounts sufficient to satisfy the remaining charge.

A “quarterly endorsement anniversary date” is the date three months from the date the MGWB Endorsement becomes effective (the “endorsement date”) that falls on the same date of the month as the endorsement date. For example, if the endorsement date is February 12, the quarterly endorsement anniversary date is May 12. If there is no corresponding date in the month, the quarterly endorsement anniversary date will be the last date of such month. If the quarterly endorsement anniversary date falls on a weekend or holiday, we will use the value as of the subsequent business day. An “endorsement anniversary” is the date one calendar year from the endorsement date, and each date thereafter that is the same date and month as the endorsement date. We call the consecutive one year period starting on the endorsement date and each endorsement anniversary and ending on the date before the next endorsement anniversary an “endorsement year.”

In addition, a pro rata portion of the quarterly charge will be deducted upon a full surrender of the eligible account value, upon cancellation of the MGWB Endorsement, and upon the application of the eligible account value to an income phase option.

PRO.81216-20	19

Purpose. The fee compensates us for the insurance risks we take in providing the guaranteed withdrawals available under the MGWB Endorsement. If the amount we deduct for this fee is not enough to cover the costs of these risks, we will bear the loss, while if the amount we deduct for this fee exceeds such risks, we will earn a profit from this fee. We do not expect to earn a profit from this fee.

Fund Fees and Expenses

As shown in the fund prospectuses and described in the “Fee Table – Fund Fees and Expenses” section, each fund deducts management/investment advisory fees from the amounts allocated to the fund. In addition, each fund deducts other expenses, which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and contract holder services provided on behalf of the fund. Furthermore, certain funds deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of fund shares. Fund fees and expenses are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares. Fund fees and expenses are one factor that impacts the value of a fund’s shares. To learn more about fund fees and expenses, the additional factors that can affect the value of a fund’s shares and other important information about the funds, refer to the fund prospectuses.

Less expensive share classes of the funds offered through this contract may be available for investment outside of this contract. You should evaluate the expenses associated with the funds available through this contract before making a decision to invest.

Revenue from the Funds

The Company or its affiliates may receive compensation from each of the funds or the funds’ affiliates. This revenue may include:

•      A share of the management fee;

•      Service fees;

•      For certain share classes, 12b-1 fees; and

•      Additional payments (sometimes referred to as revenue sharing).

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the funds or the funds’ affiliates, such as:

•      Communicating with customers about their fund holdings;

•      Maintaining customer financial records;

•      Processing changes in customer accounts and trade orders (e.g. purchase and redemption requests);

•      Recordkeeping for customers, including subaccounting services;

•      Answering customer inquiries about account status and purchase and redemption procedures;

•      Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;

•      Transmitting proxy statements, annual and semi-annual reports, fund prospectuses and other fund communications to customers; and

•      Receiving, tabulating and transmitting proxies executed by customers.

The management fee, service fees and 12b-1 fees are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. Additional payments, which are not deducted from fund assets and may be paid out of the legitimate profits of fund advisers and/or other fund affiliates, do not increase, directly or indirectly, fund fees and expenses, and we may use these additional payments to finance distribution.

PRO.81216-20	20

The amount of revenue the Company may receive from each of the funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the contract. This revenue is one of several factors we consider when determining contract fees and charges and whether to offer a fund through our contracts. Fund revenue is important to the Company’s profitability and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

Assets allocated to affiliated funds, meaning funds managed by Voya Investments, LLC or another Company affiliate, generate the largest dollar amount of revenue for the Company. Affiliated funds may also be subadvised by a Company affiliate or an unaffiliated third party. Assets allocated to unaffiliated funds, meaning funds managed by an unaffiliated third party, generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn a profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Affiliated Funds. The revenue received by the Company from affiliated funds may be based either on an annual percentage of average net assets held in the fund by the Company or a share of the fund’s management fee.

In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the affiliated investment adviser does not increase, directly or indirectly, fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from an affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from affiliated funds provide the Company with a financial incentive to offer affiliated funds through the contract rather than unaffiliated funds.

Additionally, in the case of affiliated funds subadvised by third parties, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers. However, subadvisers may provide reimbursement for employees of the Company or its affiliates to attend business meetings or training conferences.

Revenue Received from Unaffiliated Funds. Revenue received from each of the unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the Company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

If the unaffiliated fund families currently offered through the contract that made payments to us were individually ranked according to the total amount they paid to the Company or its affiliates in 2018, in connection with the registered variable annuity contracts issued by the Company, that ranking would be as follows:

[TO BE UPDATED BY AMENDMENT]

• American Funds®	• Calvert Funds
• Fidelity® Variable Insurance Products Funds	• Pioneer Variable Contracts Trust Funds
• OppenheimerFunds®	• Loomis Sayles® Funds
• Wanger Advisors Trust Funds	• Delaware Funds®
• Franklin Templeton Funds	• Invesco Funds
• Amana Mutual Funds	• Victory Funds
• PIMCO Variable Insurance Trust Funds	• TCW Galileo Funds
• Lord Abbett Series Funds	• J.P. Morgan Funds
• American Century Investment® Funds	• Lazard Asset Management Funds
• Parnassus Funds	• American Beacon Funds
• AMG Funds

If the revenues received from the affiliated funds were taken into account when ranking the funds according to the total dollar amount they paid to the Company or its affiliates in 2018, the affiliated funds would be first on the list.

PRO.81216-20	21

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in Company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to Company representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for personnel, and opportunities to host due diligence meetings for representatives and wholesalers.

Please note certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated funds. See also “CONTRACT DISTRIBUTION.”

Fund of Funds

Certain funds may be structured as “fund of funds.” These funds may have higher fees and expenses than a fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying funds in which they invest. These funds are affiliated funds, and the underlying funds in which they invest may be affiliated as well. The fund prospectuses disclose the aggregate annual operating expenses of each fund and its corresponding underlying fund or funds. These funds are identified in the investment option list in the front of this prospectus.

Charges for Advisory Services

We reserve the right to deduct from a participant’s account, upon authorization from the participant, any advisory and other fees due under an independent advisory services agreement between the participant and an investment adviser. Advisory fees will be deducted on a proportional basis from the subaccounts that invest in the funds used in the allocation model selected by the participant under the advisory services agreement. Any set-up fees may be deducted on a proportional basis from all of the funds in which the participant is invested.

Premium and Other Taxes

Currently, there is no premium tax on annuities under New York regulations. If the state does impose a premium tax, it would be deducted from the amount applied to an income phase payment option. We reserve the right to deduct a charge for state premium tax from the purchase payment(s) or from the account value at any time, but no earlier than when we have a tax liability under state law.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. See “FEDERAL TAX CONSIDERATIONS.”

YOUR ACCOUNT VALUE

During the accumulation phase, your account value at any given time equals:

•      Account dollars directed to the fixed interest options, including interest earnings to date; less

•      Deductions, if any, from the fixed interest options (e.g., withdrawals, fees); plus

•      The current dollar value of amounts held in the subaccounts, which takes into account investment performance and fees deducted from the subaccounts.

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in “accumulation units” of the separate account subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an “Accumulation Unit Value,” as described below, for each unit.

PRO.81216-20	22

Accumulation Unit Value. The value of each accumulation unit in a subaccount is called the accumulation unit value (“AUV”). The value of accumulation units varies daily in relation to the underlying fund’s investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative expense charge. We discuss these deductions in more detail in “FEE TABLE” and “FEES.”

Valuation. We determine the AUV every business day after the close of the NYSE (normally at 4:00 p.m. Eastern Time). At that time, we calculate the current AUV by multiplying the AUV last calculated by the “net investment factor” of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations, equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

•      The net assets of the fund held by the subaccount as of the current valuation, minus;

•      The net assets of the fund held by the subaccount at the preceding valuation, plus or minus;

•      Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

•      The total value of the subaccount units at the preceding valuation; minus

•      A daily deduction for the mortality and expense risk charge and the administrative expense charge and any other fees deducted daily from investments in the separate account. See “FEES.”

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the NYSE, the applicable AUV’s are $10 for Subaccount A and $25 for Subaccount B. Your account is credited with 300 accumulation units of Subaccount A and 80 accumulation units of Subaccount B.

Step 1: You make an initial contribution of $5,000.

Step 2:

•      You direct us to invest $3,000 in Fund A. The purchase payment purchases 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).

•      You direct us to invest $2,000 in Fund B. The purchase payment purchases 80 accumulation units of Subaccount B ($2,000 divided by the current $25 AUV).

$5,000 contribution
Step 1 ¯
Voya Retirement Insurance and Annuity Company
Step 2 ¯
Variable Annuity Account C
	Subaccount A 300 accumulation units	Subaccount B 80 accumulation units	Etc.
Step 3: The separate account then purchases shares of the applicable funds at the current market value (net asset value or “NAV”).	¯ Step 3 ¯
	Fund A	Fund B

The fund’s subsequent investment performance, expenses and charges and the daily charges deducted from the subaccount will cause the AUV to move up or down on a daily basis.

PRO.81216-20	23

Purchase Payments to Your Account. If all or a portion of initial payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application or enrollment forms. Any subsequent purchase payments or transfers directed to the subaccounts that we receive by the close of business of the NYSE will purchase subaccount accumulation units at the AUV computed as of the close of the NYSE on that day. The value of subaccounts may vary day to day. Subsequent purchase payments and transfers received in good order after the close of the NYSE will purchase accumulation units at the AUV computed after the close of the NYSE on the next business day.

TRANSFERS

Transfers Among Investment Options. During the accumulation phase and the income phase, you may transfer amounts among the variable investment options. Except as may be required under our Excessive Trading Policy, you may make a transfer request by telephone or, where available, electronically at www.voyaretirementplans.com. Transfers must be made in accordance with the terms of the contract and your plan. Contact Customer Service at the telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company” for information on how to initiate transfers among the variable investment options and for the electronic medium(s) currently available. Transfers from fixed interest options are restricted as outlined in AppendiX II, AppendiX III and APPENDIX IV.

Value of Transferred Dollars. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request.

Telephone and Electronic Transfers:  Security Measures. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, Internet transactions), we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a unique identifier or personal password. You are responsible for keeping your unique identifier or personal password and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from following telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

Limits on Frequent or Disruptive Transfers

The contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:

•    Increased trading and transaction costs;

•    Forced and unplanned portfolio turnover;

•    Lost opportunity costs; and

•    Large asset swings that decrease the fund’s ability to provide maximum investment return to all contract owners and participants.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:

•      We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products, or the participants in such products; and

•      Each underlying fund may limit or restrict fund purchases and we will implement any limitation or restriction on transfers to an underlying fund as directed by that underlying fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the contract.

PRO.81216-20	24

Excessive Trading Policy. We and the other members of the Voya family of companies that provide multi-fund variable insurance and retirement products have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:

•    Meets or exceeds our current definition of Excessive Trading, as defined below; or

•    Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products, or participants in such products.

We currently define “Excessive Trading” as:

•    More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•    Six round-trips involving the same fund within a rolling 12 month period.

The following transactions are excluded when determining whether trading activity is excessive:

•    Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, withdrawals and loans);

•    Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing, or scheduled asset allocation programs;

•    Purchases and sales of fund shares in the amount of $5,000 or less;

•    Purchases and sales of funds that affirmatively permit short-term trading in their fund shares and movement between such funds and a money market fund; and

•    Transactions initiated by us, another member of the Voya family of companies, or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”).

Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling 12 month period, we will send them a letter warning that another purchase and sale of that same fund within 12 months of the initial purchase in the first round-trip will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of any warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative, or the investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those that involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

PRO.81216-20	25

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance and retirement products, or participants in such products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

The Company does not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of contract owners, participants, and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all contract owners and participants or, as applicable, to all contract owners and participants investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market-timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the Voya family of companies, either by prospectus or stated policy, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the contract. Contract owner and participant trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the Company is required to share information regarding contract owner and participant transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about contract owner and participant transactions, this information may include personal contract owner and participant information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a contract owner or participants transactions if the fund determines that the contract owner or participant has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of purchase payments or account value to the fund or all funds within the fund family.

PRO.81216-20	26

Asset Rebalancing Program. This program allows you to have your account value invested in the variable investment options automatically reallocated to specified percentages on a scheduled basis. There is no additional charge for this service. Account values invested in the GAA and/or the Fixed Plus Account are not eligible to be rebalanced. You may have your account value invested in the GAA and/or the Fixed Plus Account and also participate in this program; however, you will not be able to participate in this program if current investment allocations for new contributions are allocated to the GAA and/or the Fixed Plus Account.

You may elect to participate in the Asset Rebalancing Program by accessing your account online at www.voyaretirementplans.com or by contacting Customer Service at the telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

The Company may change or discontinue the Asset Rebalancing Program at any time.

WITHDRAWALS

Making a Withdrawal. Subject to the Tax Code withdrawal restrictions described below, the rules of your plan, and the limitations/restrictions on withdrawals from the fixed interest options (see APPENDIX II and APPENDIX III) you may withdraw all or a portion of your account value at any time during the accumulation phase, except for a distribution due to a financial hardship as defined by the plan. Your plan administrator must certify that you are eligible, both as to the timing and form of distribution.

Steps for Making a Withdrawal. You must:

•      Select the withdrawal amount.

o  Full Withdrawal:  You will receive, reduced by any required tax and redemption fees, if applicable, your account value allocated to the subaccounts, the GAA (plus or minus any applicable market value adjustment) and the amount available for withdrawal from the Fixed Plus Account and the Fixed Plus Account II A; or

o  Partial Withdrawal (Percentage or Specified Dollar Amount):  You will receive, reduced by any required withholding tax, tax penalties and redemption fees, if applicable, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be the amount you specified plus adjustment for any applicable early withdrawal charge and any positive or negative market value adjustment for amounts withdrawn from the GAA. The amounts available from the Fixed Plus Account and the Fixed Plus Account II A may be limited;

•      Select Investment Options. Subject to any applicable withdrawal order requirements for contracts that have Fixed Plus Account II A as an investment option, we will withdraw dollars in the same proportion as the values you hold in the various investment options from each investment option in which you have an account value unless otherwise specified by you; and

•      Properly complete a disbursement form and submit it to the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

•      Early Withdrawal Charge (SUNY Voluntary Plan Contracts only) (see “FEES – Early Withdrawal Charge”)

•      Optional Minimum Guaranteed Withdrawal Benefit Endorsement Charge (certain SUNY Voluntary Plan Contracts only) (see “FEES – MGWB Endorsement Charge”)

•      GAA Market Value Adjustment (see APPENDIX I)

•      Fund Redemption Fees (see “FEES – Fund Redemption Fees”)

•      Tax Withholding (see “FEDERAL TAX CONSIDERATIONS”)

•      Tax Penalty (see “FEDERAL TAX CONSIDERATIONS”)

To determine which may apply, refer to the appropriate sections of this prospectus, contact your local representative or call Customer Service at the number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

For a description of limitations on withdrawals from the Fixed Plus Account and the Fixed Plus Account II A, see APPENDIX III and APPENDIX IV.

PRO.81216-20	27

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the NYSE. We pay withdrawal amounts based on your account value either:

•      As of the next valuation after we receive a request for withdrawal in good order at Customer Service, or

•      On such later date as specified on the disbursement form (as allowed under our administrative procedures).

Withdrawal Restrictions. Some plans may have other limits on withdrawals, other than or in addition to those listed below:

•      Section 403(b)(11) of the Tax Code prohibits withdrawals under 403(b) contracts prior to your death, disability, attainment of age 59½, severance from employment, or financial hardship, of the following:

>   Salary reduction contributions made after December 31, 1988;

>   Earnings on those contributions; and

>   Earnings on amounts held before 1989 and credited after December 31, 1988 (these amounts are not available for hardship withdrawals). Other withdrawals may be allowed as provided for under the Tax Code or regulations.

•      The contract may require that the contract holder certify that you are eligible for the distribution.

Effective January 1, 2009, 403(b) regulations impose restrictions on the distribution of 403(b) employer contributions under certain contracts. See “FEDERAL TAX CONSIDERATIONS – Taxation of Qualified Contracts – Distributions – Eligibility – 403(b) Plans.”

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, the payment will be sent no later than seven calendar days following our receipt of the disbursement form in good order at Customer Service.

Reinstatement Privilege. The contracts allow the one-time use of a reinstatement privilege. Within 30 days after a full withdrawal, if allowed by law, you may elect to reinvest all or a portion of the proceeds. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based upon the subaccount values next computed following our receipt of your request and the amount to be reinvested. Provided all options are available, we will reinvest in the same investment options and proportions in place at the time of withdrawal. If an investment option is closed or otherwise no longer available, amounts to be allocated to any such option will be reinvested in a replacement option as directed by your plan sponsor.  If your plan sponsor has not designated a replacement option, unless we receive alternative allocation instructions, amounts that would have been reinvested in the investment option that is closed or unavailable may be automatically allocated among the other available investment options according to the most recent allocation instructions we have on file. If the most recent allocation instructions we have on file do not include any available investment options, the amount to be allocated will be returned unless we are provided with alternative allocation instructions. Special rules apply to reinstatements of amounts withdrawn from the GAA. See “APPENDIX I.” Seek competent advice regarding the tax consequences associated with reinstatement.

Employer Directed Withdrawals. If permitted by the plan, we may, at the contract holder’s direction, deduct amounts from participant accounts in order to pay costs associated with a third party administrator engaged by the plan sponsor to administer the plan.

OPTIONAL MINIMUM GUARANTEED WITHDRAWAL BENEFIT ENDORSEMENT (Certain SUNY Voluntary Contracts Only)

General. The Minimum Guaranteed Withdrawal Benefit Endorsement (“MGWB Endorsement”) was only available through the SUNY Voluntary Plan contracts and is no longer available for purchase.  If you elected to purchase this endorsement prior to April 29, 2011, the MGWB Endorsement generally guarantees that you may withdraw specified amounts from your account each calendar year. Depending upon the option you select, these withdrawals may be guaranteed for a defined period or for your life. The MGWB Endorsement may also provide for guaranteed payments in the event your eligible account value is reduced to zero, subject to the terms, conditions and limitations noted below.

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Any date required by this endorsement that falls on a date when the NYSE is closed for trading will be applied as of the next date the NYSE is open.

The MGWB Endorsement may not have been available for all investors. If you purchased the MGWB Endorsement before April 29, 2011, in order to be eligible for a withdrawal, you must otherwise qualify for withdrawals under the terms of the Tax Code and your retirement plan. The MGWB Endorsement guarantees withdrawals up to a specified amount each calendar year. It does not guarantee any return of principal or purchase payments, nor does it guarantee performance of any specific fund under the contract. The MGWB Endorsement has no cash surrender value. You should consult a financial, tax and/or legal adviser when evaluating the MGWB Endorsement.

Applicability. The MGWB Endorsement was not available in connection with Roth 403(b) accounts. Amounts in a Roth 403(b) account, if available, are not used to determine the MGWB Base, and any purchase payments contributed as Roth 403(b) after-tax salary reductions are not included as eligible purchase payments for purposes of the MGWB Endorsement. In addition, withdrawals from Roth 403(b) accounts are disregarded for purposes of the MGWB Endorsement. The MGWB Endorsement is not applicable to amounts invested in or contributed to the 403(b)(7) mutual fund program that may be offered by us under your plan. Any transfers from investment options offered under the SUNY Voluntary Plan contract to any investment option offered under our 403(b)(7) mutual fund program will be treated as a withdrawal and will cause the MGWB Endorsement to enter into the Withdrawal Phase. Once the MGWB Endorsement has entered the Withdrawal Phase, any such transfer from investment options offered under the SUNY Voluntary Plan contract to any investment option offered under our 403(b)(7) mutual fund program will also be treated as a withdrawal, as described in “Impact of Withdrawals on the MGWB Remaining Guaranteed Balance and MGWB Base” below.

Charges for the MGWB Endorsement. The maximum annual charge for the MGWB Endorsement is 1.20% of the MGWB Base, deducted as a quarterly charge of 0.30%. The current annual charge for the MGWB Endorsement is 0.40% of the MGWB Base, deducted as a quarterly charge of 0.10%. See “FEES – MGWB Endorsement Charge.”

Overview of the MGWB Endorsement. The MGWB Endorsement has two phases. The first phase, called the “Growth Phase,” begins on the endorsement date and ends as of the business day before the first partial withdrawal is taken. The second phase is called the “Withdrawal Phase.” This phase begins as of the date you take the first partial withdrawal of any kind under the contract while the MGWB Endorsement is in effect. During the accumulation phase under the contract, the MGWB Endorsement may be in either the Growth Phase or the Withdrawal Phase. During both the Withdrawal Phase and the Growth Phase, we require that your eligible account value be allocated in accordance with certain limitations. See “Investment Option Restrictions” below.

At the time you decide to take your first partial withdrawal from the contract (thereby triggering the Withdrawal Phase), you must elect one of two endorsement withdrawal options. These options determine the benefits you may receive under the MGWB Endorsement, and are in part restricted based upon your age on the date the Withdrawal Phase begins, as follows:

•      If you are between age 50 and 54 on the date the Withdrawal Phase begins, you may only elect endorsement withdrawal option A; and

•      If you are age 55 or over on the date the Withdrawal Phase begins, you may select between endorsement withdrawal option A and endorsement withdrawal option B.

Once an endorsement withdrawal option is selected, it may not be changed.

Endorsement Withdrawal Options. Before entering the Withdrawal Phase by taking a partial withdrawal, you must elect an endorsement withdrawal option. If you purchase the MGWB Endorsement at a time when you have elected a systematic distribution option under the contract (see “SYSTEMATIC DISTRIBUTION OPTIONS”), and you do not terminate the systematic distribution option at the time the MGWB Endorsement is elected, the Withdrawal Phase will begin with your next scheduled systematic distribution, and you therefore must elect an endorsement withdrawal option. You should carefully consider the impact an existing systematic distribution option will have on the MGWB Endorsement withdrawal options before electing the MGWB Endorsement. Election of the endorsement withdrawal option must be received in good order and must accompany your partial withdrawal request, as permitted by your plan.

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When electing an endorsement withdrawal option, you should compare the benefits available under each option with those otherwise available through the income phase payment options available under your contract. Once an endorsement withdrawal option has been elected, it cannot be changed.

The available endorsement withdrawal options are as follows:

Endorsement Withdrawal Option	Age on the date Withdrawal Phase begins	Maximum Annual Withdrawal Percentage
A (Non Life)	50+	7%
B (Life)	55-64	4%
	65+	5%

Under endorsement withdrawal option A, the Maximum Annual Withdrawal Percentage (“MAW Percentage”) is 7% (see “Calculating the Maximum Annual Withdrawal” below), and in the event the MGWB Endorsement enters Automatic Periodic Benefit Status, MGWB Periodic Payments will continue only until the MGWB Remaining Guaranteed Balance is reduced to zero, at which point all benefits under the MGWB Endorsement will end. See “Automatic Periodic Benefit Status” and “MGWB Periodic Payments” below.

Under endorsement withdrawal option B, the MAW Percentage is 4% if you are between age 55 and 64 on the date the Withdrawal Phase begins and 5% if you are age 65 or older on the date the Withdrawal Phase begins (see “Calculating the Maximum Annual Withdrawal” below); however, in the event the MGWB Endorsement enters Automatic Periodic Benefit Status, MGWB Periodic Payments will continue for your lifetime, even if the MGWB Remaining Guaranteed Balance is reduced to zero. See “Automatic Periodic Benefit Status” and “MGWB Periodic Payments” below.

Calculating the Minimum Guaranteed Withdrawal Benefit Base. In order to determine the amount you may withdraw under the MGWB Endorsement (see “Calculating the Maximum Annual Withdrawal” below), we first determine the Minimum Guaranteed Withdrawal Benefit Base (“MGWB Base”). The initial MGWB Base is equal to your eligible account value on the date of the MGWB Endorsement (the “endorsement date”). During the Growth Phase, the MGWB Base is recalculated on each endorsement anniversary for a maximum of ten years following the endorsement date. For example, if the endorsement date is March 1, 2011, the MGWB Base will be recalculated on March 1, 2012, and on each March 1 up to and including March 1, 2021. We call the date that the MGWB Base is recalculated the “ratchet date.” The minimum initial MGWB Base is $25,000; the maximum MGWB Base is $1,000,000 (or such greater amount as we may otherwise allow), including any transfer or rollover amounts we receive within 12 months of the endorsement date. The subsequent maximum MGWB Base on any ratchet date is limited to $5,000,000. We call the amount in excess of these limits “ineligible purchase payments.” For purposes of this calculation, we call any salary deferral amounts received during the Growth Phase and any transfer/rollover amounts received within the first 12 months from the endorsement date (during the Growth Phase) as “eligible purchase payments.”

As of each ratchet date, the MGWB Base equals the greater of:

•      The current MGWB Base; or

•      Your current eligible account value, less any ineligible purchase payments.

On any other date, the MGWB Base equals:

•      The MGWB Base on the previous ratchet date; plus

•      Any eligible purchase payments applied since the previous ratchet date.

For purposes of calculating the MGWB Base on or prior to the first ratchet date, the endorsement date will be treated as the previous ratchet date for this calculation.

During the Withdrawal Phase, the MGWB Base is recalculated to reflect any election to exercise the MGWB Reset Option and to reflect any adjustments for partial withdrawals that cause the Maximum Annual Withdrawal to be exceeded. See “Impact of Withdrawals on the MGWB Remaining Guaranteed Balance and MGWB Base” below.

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Calculating the Maximum Annual Withdrawal. The Maximum Annual Withdrawal (“MAW”) is the maximum amount that may be withdrawn from your eligible account value in any calendar year that the MGWB Endorsement is in effect, without reducing the MGWB Endorsement benefit guarantee in future years. The MAW is generally determined by multiplying the MAW Percentage (see “Endorsement Withdrawal Options” above) by the MGWB Base as of the date the MAW is determined.

The initial MAW is determined on the last day of the Growth Phase, by multiplying:

•      The applicable MAW Percentage, based upon your age and the endorsement withdrawal option you select (see “Endorsement Withdrawal Options” above); by

•      The MGWB Base as of that date.

Once determined, neither the endorsement withdrawal option nor the MAW Percentage may be changed.

Thereafter, the MAW will be recalculated each time the MGWB Base is increased or decreased (see “Calculating the Minimum Guaranteed Withdrawal Benefit Base” above and “MGWB Reset Option” below), so as to equal the MAW Percentage multiplied by the newly recalculated MGWB Base.

Calculating the MGWB Remaining Guaranteed Balance. The “MGWB Remaining Guaranteed Balance” is the amount guaranteed to be available for withdrawal from your eligible account value over time, while the MGWB Endorsement is in effect.

During the Growth Phase, the MGWB Remaining Guaranteed Balance is equal to the MGWB Base.

During the Withdrawal Phase, the MGWB Remaining Guaranteed Balance will be recalculated at the time of each withdrawal, at the time the MGWB Reset Option is exercised, and at the time any endorsement benefits are paid. See “Impact of Withdrawals on the MGWB Remaining Guaranteed Balance and MGWB Base,” “MGWB Periodic Payments,” and “MGWB Reset Option” below.

In the event you have elected endorsement withdrawal option A (non life) and the MGWB Remaining Guaranteed Balance is reduced to zero, the MGWB Endorsement will terminate and no additional endorsement benefits will be paid.

Impact of Withdrawals on the MGWB Remaining Guaranteed Balance and MGWB Base. Depending upon the amount of the withdrawal, a partial withdrawal can impact the value of the MGWB Remaining Guaranteed Balance and the MGWB Base. All amounts withdrawn, with the exception of any amounts withdrawn from a Roth 403(b) account, will be considered in determining the impact of the withdrawal on the MGWB Remaining Guaranteed Balance and the MGWB Base. Note that amounts that may have been classified as ineligible purchase payments will also be considered in determining the impact of the withdrawal on the MGWB Remaining Guaranteed Balance and the MGWB Base.

Withdrawals during each calendar year that cumulatively do not exceed the then-applicable MAW will decrease the MGWB Remaining Guaranteed Balance by the amount of each withdrawal, but will not result in a recalculation of the MGWB Base. See APPENDIX V – Example 1.

Any withdrawal that causes the cumulative withdrawals for the current calendar year to exceed the MAW will immediately reduce the MGWB Remaining Guaranteed Balance and the MGWB Base to the lesser of:

•      The MGWB Remaining Guaranteed Balance immediately prior to the withdrawal minus the amount of the withdrawal; or

•      Your eligible account value immediately after the withdrawal.

See APPENDIX V – Example 2.

For purposes of determining whether the MAW has been exceeded, and the value of the MGWB Remaining Guaranteed Balance, the amount of any withdrawal from the GAA will be the withdrawal amount reduced by any negative MVA, but not increased by any positive MVA. See Appendix V – Example 3. See also “Withdrawals from the GAA” below, APPENDIX I, and the GAA prospectus.

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Similarly, for purposes of determining whether the MAW has been exceeded and the value of the MGWB Remaining Guaranteed Balance, the amount of any withdrawal will be the amount after deduction of any early withdrawal charge. See Appendix V – Example 3. See also “Early Withdrawal Charges” below.

Withdrawals will be taken on a pro rata basis from each variable and fixed investment option unless you direct otherwise. Withdrawals not taken on a pro rata basis as well as any withdrawal from a Fixed Allocation Investment Option, whether or not taken on a pro rata basis, may result in MGWB Rebalancing. See “Investment Option Restrictions” below.

Early Withdrawal Charges. Amounts withdrawn up to the MAW are not subject to early withdrawal charges. Amounts withdrawn in excess of the MAW are subject to any applicable early withdrawal charges.

Withdrawals from the GAA. Amounts withdrawn from the GAA are subject to any applicable market value adjustment (“MVA”). See APPENDIX I and the GAA prospectus.

Required Minimum Distributions. To the extent a withdrawal is taken to satisfy the Required Minimum Distribution (“RMD”) rules of the Tax Code applicable to your account, and such withdrawal exceeds the MAW for a specific calendar year, the withdrawal will not cause a recalculation of the MGWB Remaining Guaranteed Balance or the MGWB Base, subject to the following rules:

•      If, on the first business day of any calendar year, a participant’s RMD for that calendar year, applicable to that participant’s eligible account value, is greater than the MAW on that date, an Additional Withdrawal Amount will be set on that date to be equal to that portion of the RMD that exceeds the MAW. Otherwise, the Additional Withdrawal Amount will be set to zero;

•      Any withdrawals taken in a calendar year will count first against the MAW for that calendar year;

•      Once the MAW for the then-current calendar year has been taken, additional amounts withdrawn in excess of the MAW will count against and reduce any Additional Withdrawal Amount and are not considered withdrawals that exceed the MAW;

•      Withdrawals that exceed the Additional Withdrawal Amount will reduce the MGWB Base and MGWB Remaining Guaranteed Balance, as described in “Impact of Withdrawals on the MGWB Remaining Guaranteed Balance and MGWB Base” above. This will cause a recalculation of the MAW as described in “Calculating the Maximum Annual Withdrawal” above; and

•      The Additional Withdrawal Amount is set to zero at the end of each calendar year and remains at zero until it is recalculated the following calendar year. The Additional Withdrawal Amount, when recalculated, will not include your RMD for a calendar year, or any portion thereof, which may otherwise be taken after the calendar year’s end. Therefore, the timing of taking your RMD is important in preserving the maximum benefit of the MGWB Endorsement.

See APPENDIX V – Example 4.

Special rules may apply to withdrawals from certain investment options. See “Investment Option Restrictions” below.

Automatic Periodic Benefit Status. As indicated in the Endorsement Withdrawal Options section above, if your eligible account value is reduced to zero (other than by a withdrawal that exceeds the MAW) while the MGWB Endorsement is in effect, the MGWB Endorsement will enter Automatic Periodic Benefit Status and MGWB Periodic Payments will be paid in accordance with the endorsement withdrawal option you have elected. See “MGWB Periodic Payments” below.

If your eligible account value is reduced to zero by a withdrawal that exceeds the MAW, your account and the MGWB Endorsement will terminate. In addition, all provisions of the contract will terminate with the exception of any provisions relating to a Roth 403(b) account. Such provisions will continue to apply with respect to the Roth 403(b) account value only.

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When the MGWB Endorsement enters Automatic Periodic Benefit Status, the impacted participant account is modified as follows:

•      Except for provisions relating to a Roth 403(b) account, no other benefits under the contract apply, other than as provided under the MGWB Endorsement;

•      No additional purchase payments will be accepted, except purchase payments made to a Roth 403(b) account;

•      Any other endorsements will terminate unless otherwise specified under the applicable endorsement or except to the extent that the MGWB Endorsement is applicable to the value in a Roth 403(b) account; and

•      The impacted participant account (other than a Roth 403(b) account) and the MGWB Endorsement will terminate at the earliest of:

>   Under endorsement withdrawal option A (non-life), payment of the final MGWB Periodic Payment; or

>   Payment of the MGWB Death Benefit (see “MGWB Death Benefit” below).

If a participant is not receiving payments under a systematic distribution option at the time the MGWB Endorsement enters Automatic Periodic Benefit Status and the MAW exceeds the partial withdrawals for that endorsement year (including the partial withdrawal that caused the MGWB Endorsement to enter Automatic Periodic Benefit Status), the excess of the MAW over such partial withdrawals will be paid immediately to the participant.

MGWB Periodic Payments. Upon entering Automatic Periodic Benefit Status, you will begin to receive MGWB Periodic Payments equal to the MAW on the date the MGWB Endorsement enters such status. Unless you are receiving periodic payments under a systematic distribution option at the time Automatic Periodic Benefit Status begins, you will receive MGWB Periodic Payments annually. If you are receiving periodic payments under a systematic distribution option, MGWB Periodic Payments will begin with the next scheduled payment under this option and will be made at the same frequency in equal amounts such that the sum of all payments in each calendar year will equal the annual MGWB Periodic Payment.

Once you have entered Automatic Periodic Benefit Status, MGWB Periodic Payments will continue in accordance with the endorsement withdrawal option you have selected (see “Endorsement Withdrawal Options” above). In the event you elected endorsement withdrawal option A (non-life) and the MGWB Remaining Guaranteed Balance is less than or equal to the MAW at the time an MGWB Periodic Payment is due, that payment will equal the MGWB Remaining Guaranteed Balance and will be the final MGWB Periodic Payment.

MGWB Death Benefit. If you die while the MGWB Endorsement is in Automatic Periodic Benefit Status, MGWB Periodic Payments will end and to the extent an MGWB Remaining Guaranteed Balance remains under the MGWB Endorsement it will be payable as the MGWB Death Benefit. The MGWB Death Benefit will be payable in one lump-sum to the person or persons entitled to death benefit proceeds under the contract.

MGWB Reset Option. While the MGWB Endorsement is in the Withdrawal Phase, you may elect to reset the MGWB Base and the MGWB Remaining Guaranteed Balance to your eligible account value on the date we receive the reset request in good order. Any additional MAW amount resulting from the reset may be withdrawn during the remainder of that calendar year.

The MGWB Reset Option is subject to the following requirements:

•      We must receive your reset request in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company on or prior to an applicable reset option date;

•      A reset may only be elected on a reset option date stated in your MGWB Endorsement schedule;

•      Your eligible account value must be greater than the MGWB Base; and

•      Your eligible account value must not have reached the maximum MGWB Base.

Currently, the reset option date is the first endorsement anniversary following the first day the MGWB Endorsement enters the Withdrawal Phase and occurring every 12 months thereafter.

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If the MGWB Reset Option is exercised we may, at our discretion, increase or decrease the MGWB Endorsement Charge at the time of such exercise; however, it will never exceed the maximum MGWB Endorsement Charge shown in “MGWB Endorsement Charge” above. If we issued the MGWB Endorsement in this form as of the reset option date, the MGWB Endorsement Charge at time of reset will not exceed the charge then in effect for MGWB Endorsements issued prior to April 29, 2011, as of the current MGWB Endorsement’s reset option date. In addition, upon reset, the MGWB Endorsement will become subject to any investment option restrictions then in effect for MGWB Endorsement issued at the time of reset.

Investment Option Restrictions. In order to mitigate the insurance risk inherent in our guarantee to provide you with guaranteed withdrawals (subject to the terms and conditions described in this prospectus), we require that your eligible account value be allocated in accordance with certain limitations. In general, to the extent you choose not to invest in Accepted Investment Options, we require that at least 25% of your eligible account value not so invested be invested in the Fixed Allocation Investment Options. We will require this allocation regardless of your investment instructions to the contrary as described below.

While the MGWB Endorsement is in effect, eligible account value allocated to investment options other than Accepted Investment Options will be rebalanced so as to maintain at least 25% of such eligible account value in the Fixed Allocation Investment Options. See “MGWB Rebalancing” below.

Accepted Investment Options. Currently, the only Accepted Investment Option is the VY® Invesco Equity and Income Portfolio. We may designate newly available investment options as Accepted Investment Options or reclassify any existing investment options as Accepted Investment Options.

Conditional Investment Options. Conditional Investment Options consist of the following three categories:

•      Fixed Allocation Investment Options:  Currently, the Fixed Allocation Investment Options are the Voya Fixed Account, the Voya Intermediate Bond Portfolio and the GAA. We may add newly-available investment options as Fixed Allocation Investment Options;

•      Restricted Investment Options:  Currently, there are no investment options designated as Restricted Investment Options. Transfers or deposits into Restricted Investment Options are not permitted while the MGWB Endorsement is in effect. We may in the future designate newly-available investment options as Restricted Investment Options; and

•      Other Investment Options:  We call any investment not designated as a Fixed Allocation Investment Option, Restricted Investment Option or Accepted Investment Option an “Other Investment Option.” Other Investment Options are subject to restrictions as to the amount of eligible account value that may be invested or transferred into such investment options.

Fixed Rebalancing Investment Option. The Voya Intermediate Bond Portfolio is designated as the Fixed Rebalancing Investment Option.

MGWB Rebalancing. If, on any MGWB Rebalancing Date (defined below), your eligible account value invested in the Fixed Allocation Investment Options is less than 25% of your eligible account value invested in the Conditional Investment Options, we will automatically rebalance your eligible account value allocated to the Conditional Investment Options so that 25% of this amount is allocated to the Fixed Allocation Investment Options. Any amount so rebalanced will be allocated to the Fixed Rebalancing Investment Option. Accepted Investment Options are excluded from MGWB Rebalancing. MGWB Rebalancing is done on a pro rata basis from the Other Investment Options to the Fixed Rebalancing Investment Option and will be the last transaction processed on that date.

The MGWB Rebalancing Dates are as follows:

•      The endorsement date and any endorsement anniversary;

•      Any day on which you withdraw amounts from the Fixed Allocation Investment Options;

•      Any day on which you transfer or reallocate amounts from the Fixed Allocation Investment Options, whether such transfer or reallocation is automatic or directed by you; and

•      Any day on which we receive transfer/rollover amounts that are considered eligible purchase payments under the MGWB Endorsement.

See APPENDIX VI.

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MGWB Rebalancing will not occur on an MGWB Rebalancing Date if you are entirely invested in Accepted Investment Options or if at least 25% of your eligible account value invested in the Conditional Investment Options is allocated to the Fixed Allocation Investment Options.

MGWB Rebalancing is separate from any other automatic rebalancing under the contract. However, if another automatic rebalancing option under the contract causes your allocations to be out of compliance with the investment option restrictions noted above, MGWB Rebalancing will occur immediately after the automatic rebalancing to restore the required allocations.

In certain circumstances MGWB Rebalancing may result in a reallocation into the Fixed Rebalancing Investment Option even if you have not previously been invested in it. See APPENDIX VI. By electing to purchase the MGWB Endorsement, you are providing the Company with direction and authorization to process these transactions, including reallocations into the Fixed Rebalancing Investment Option.

Cancellation of the MGWB Endorsement. You may cancel the MGWB Endorsement on the fifth endorsement anniversary, on the tenth endorsement anniversary or on any endorsement anniversary thereafter by providing us written notice in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company on or prior to the applicable endorsement anniversary.

Other than as provided under “Automatic Periodic Benefit Status” above, the MGWB Endorsement will automatically terminate on the next valuation following the occurrence of the following:

•      The MGWB Guaranteed Remaining Balance is reduced to zero (if a non life endorsement withdrawal option was elected);

•      The contract is terminated in accordance with contractual provisions;

•      You initiate a loan;

•      You initiate income phase payments; or

•      You die.

The MGWB Endorsement has no cash surrender value or other non-forfeiture benefits upon termination.

Federal Tax Considerations. We currently treat any amounts paid to you under the MGWB Endorsement while in Automatic Periodic Benefit Status as income phase payments rather than withdrawals.

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SYSTEMATIC DISTRIBUTION OPTIONS

Availability of Systematic Distribution Options. These options may be exercised at any time during the accumulation phase of a contract. To exercise one of these options the account value must meet any minimum dollar amount and age criteria applicable to that option. In addition, for the employer account and certain employee accounts, except for a distribution due to a financial hardship as defined by the plan, the contract holder must provide written certification that the distribution is in accordance with the terms of the plan. To determine what systematic distribution options are available, contact the Customer Service at the telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

The systematic distribution options currently available under a contract include the following:

•      SWO - Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on the payment method selected. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under a contract. This option may not be available if you have an outstanding loan; and

•      ECO/Recurring RMD Payment - Estate Conservation Option. This option offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year. Under this option, we calculate the minimum distribution amount required by law at the later of age 70½ or retirement and pay you that amount once a year. [TO BE UPDATED BY AMENDMENT]

Features of a Systematic Distribution Option

A systematic distribution option allows you to receive regular payments from your account, without moving into the income phase. By maintaining your account in the accumulation phase, certain rights and flexibility are retained and any accumulation phase fees may apply. Because the account remains in the accumulation phase, all accumulation phase charges continue to apply.

Other Systematic Distribution Options. We may add additional systematic distribution options from time to time. You may obtain additional information relating to any of the systematic distribution options from your local representative or from the Company at Customer Service.

Availability of Systematic Distribution Options. The Company reserves the right to discontinue the availability of a systematic distribution option and/or change the terms of future elections. If we discontinue the availability of a systematic distribution option, we will continue to make payments to those participants who elected that option prior to the date it became unavailable.

Terminating a Systematic Distribution Option. Once a systematic distribution option is elected, you may revoke it at any time by submitting a written request to the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” Any revocation will apply only to the amount not yet paid. Once an option is revoked for an account, it may not be elected again until the next calendar year, nor may any other systematic distribution option be elected unless the Tax Code permits it.

Tax Consequences. Withdrawals received through these options and revocations of elections may have tax consequences. See “FEDERAL TAX CONSIDERATIONS.”

LOANS

Availability. You may take out a loan from your account value during the accumulation phase. Loans are only allowed from amounts allocated to certain subaccounts and fixed interest options. Additional restrictions may apply under the Tax Code, ERISA (if applicable), your plan or due to our administrative practices or those of a third party administrator selected by your plan sponsor, and loans may be subject to approval by the plan sponsor or its delegate. We reserve the right not to grant a loan request if the participant has an outstanding loan in default.

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Requests. If you are eligible to obtain a loan, you may request one by telephone or, where applicable, electronically. Contact Customer Service at the telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company” for information on how to request a loan. Read the terms of the loan agreement before submitting any request.

Loan Interest. Under the SUNY ORP contract, interest will be charged on loan amounts. The difference between the rate charged and the rate credited on the loans under the SUNY ORP contract is currently 2.50% (i.e., a 2.50% loan interest rate spread). The loan interest rate spread is retained by the Company.  The loan interest rate spread for SUNY Voluntary Plan contracts is 0.0%, meaning the amount of interest charged, if any, is equal to the amount credited.

DEATH BENEFIT

The contract provides a death benefit in the event of your death, which is payable to the beneficiary you name for your account. The designated beneficiary may be changed at any time. Such change will not become effective until a request in good order is received by us. Contact Customer Service at the telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company” for information on how to initiate a beneficiary change. In the event there is no beneficiary designated on your account, the death benefit will be payable to your estate.

This section provides information about the accumulation phase. For death benefit information applicable to the income phase see “INCOME PHASE.”

During the Accumulation Phase (SUNY Voluntary 403(b) Plans only)

Payment Process:

•      Following your death, your beneficiary must provide the Company with proof of death acceptable to us and a payment request in good order;

•      The payment request should include selection of a benefit payment option; and

•      Within seven calendar days after we receive proof of death acceptable to us and a payment request in good order at Customer Service at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company,” we will mail payment, unless otherwise requested.

Until one of the benefit payment options listed below is selected, account dollars will remain invested as at the time of your death and no distribution will be made.

Benefit Payment Options. If you die during the accumulation phase of your account, the following payment options are available to your beneficiary, if allowed by the Tax Code:

•      Lump-sum payment;

•      Payment in accordance with any of the available income phase payment options. See “INCOME PHASE – Income Phase Payment Options”; or

•      Payment in accordance with an available systematic distribution option (subject to certain limitations). See “SYSTEMATIC DISTRIBUTION OPTIONS.”

The beneficiary may also leave the account value invested in the contract, subject to Tax Code limits on the length of time amounts may remain invested and subject to market fluctuation.

Guaranteed Death Benefit. Effective December 31, 2006, a guaranteed death benefit was made available under the contract, which generally guarantees that the death benefit payable under the contract will never be less than the amount of adjusted purchase payments made to your account (as defined below), less a proportional adjustment for amounts withdrawn or borrowed from your account. The guaranteed death benefit applies to all death benefits payable on or after December 31, 2006. There is no additional charge for the guaranteed death benefit.

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Calculating the Value of the Death Benefit. The death benefit is guaranteed to be the greater of (a) or (b) as calculated as of the next valuation following our receipt of proof of death and a payment request in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company,” where:

(a)     is the adjusted purchase payment total, which is the sum of all purchase payment(s) to your account, minus a proportional adjustment for withdrawals and amounts taken as a loan, which amount will never be less than zero; and

(b)    is the current account value, excluding amounts taken as a loan, plus any positive aggregate market value adjustment, as applicable.  See “APPENDIX I” and the GAA prospectus for further information regarding the market value adjustment.

If the amount of (a) is greater than the amount in (b), the Company will deposit the difference in your account. The amount, if any, will be credited to the Voya Government Money Market Portfolio and deposited as of the second valuation (the date of the second close of the NYSE) following our receipt of proof of death acceptable to us and a payment request in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

If the beneficiary in that situation requests an immediate payment or begins income phase payments, the amount paid will be the current account value, excluding any amounts taken as a loan, plus any positive market value adjustment, as of the third valuation (the date of the third close of the NYSE) following our receipt of proof of death acceptable to us and a payment request in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

If the amount of (a) is less than the amount in (b) and the beneficiary requests an immediate payment or begins income phase payments, the amount paid will be the current account value, excluding any amounts taken as a loan, as of the second valuation (the date of the second close of the NYSE) following our receipt of proof of death acceptable to us and a payment request in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

In the event a beneficiary elects to defer distribution of the death benefit, the amount paid to the beneficiary when the beneficiary elects to begin distribution of the death benefit will equal the current account value, excluding any amounts taken as a loan, as of the next valuation (the date of the next close of the NYSE) following our receipt of the distribution request. The amount paid may be more or less than the amount of the death benefit determined above on the date notice of death and an election to defer payment was received. No additional death benefit is payable upon the beneficiary’s death.

Calculating Adjusted Purchase Payments. For accounts established on or after December 31, 2006, the adjusted purchase payment total above is initially equal to the first purchase payment. For accounts established before December 31, 2006, the adjusted purchase payment total is initially equal to the current account value, excluding any amounts taken as a loan, as of the close of the NYSE on the last business day in December 2006 on which the NYSE was open (December 29, 2006). For all accounts, the adjusted purchase payment total is then adjusted for each subsequent purchase payment, loan repayment or partial withdrawal. The adjustment for subsequent purchase payments and loan repayments will be dollar for dollar. The adjustment for partial withdrawals will be proportionate, reducing the adjusted purchase payment total in the same proportion that the current account value, excluding any amounts taken as loans, was reduced on the date of the partial withdrawal. The proportionate adjustment of the adjusted purchase payment total for each partial withdrawal is defined as the adjusted purchase payment total at that time, multiplied by the fraction A divided by B (A/B), where:

A       is the current account value, excluding amounts taken as a loan, immediately after the partial withdrawal; and

B       is the current account value, excluding amounts taken as a loan, before the partial withdrawal.

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Payment of Death Benefit or Proceeds.

Subject to the conditions and requirements of state law, full payment of the death benefit or proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account (described in “The Retained Asset Account” below) or by check. For additional information about the payment options available to you, please refer to your claim forms or contact us at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”  Beneficiaries should carefully review all settlement and payment options available under the contract and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option.

The Retained Asset Account. The retained asset account, known as the Voya Personal Transition Account, is an interest bearing account backed by our general account. The retained asset account is not guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) and, as part of our general account, is subject to the claims of our creditors. Beneficiaries that receive their payment through the retained asset account may access the entire Proceeds in the account at any time without penalty through a draftbook feature. The Company seeks to earn a profit on the account, and interest credited on the account may vary from time to time but will not be less than the minimum rate stated in the supplemental contract delivered to the beneficiary together with the paperwork to make a claim to the Proceeds. Interest earned on the Proceeds in the account may be less than could be earned if the Proceeds were invested outside of the account. Likewise, interest credited on the Proceeds in the account may be less than under other settlement or payment options available through the contract.

Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See “FEDERAL TAX CONSIDERATIONS” for additional information.

During the Accumulation Phase (SUNY ORP Plans only)

Payment Process:

•      Following your death, your beneficiary must provide the Company with proof of death acceptable to us and a payment request in good order;

•      The payment request should include selection of a benefit payment option; and

•      Within seven calendar days after we receive proof of death acceptable to us and a payment request in good order at Customer Service at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company,” we will mail payment, unless otherwise requested.

Until one of the benefit payment options listed below is selected, account dollars will remain invested as at the time of your death and no distribution will be made.

Benefit Payment Options. If you die during the accumulation phase of your account, the following payment options are available to your beneficiary, if allowed by the Tax Code:

•      Lump-sum payment;

•      Payment in accordance with any of the available income phase payment options. See “INCOME PHASE – Income Phase Payment Options”; or

•      Payment in accordance with an available systematic distribution option (subject to certain limitations). See “SYSTEMATIC DISTRIBUTION OPTIONS.”

The beneficiary may also leave the account value invested in the contract, subject to Tax Code limits on the length of time amounts may remain invested and subject to market fluctuation.

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The Value of the Death Benefit. The death benefit will be based on your account value as calculated on the next valuation following the date on which we receive proof of death and a death claim in good order. Interest on amounts invested in the fixed interest options, if any, will be paid from the date of death at a rate no less than required by law. For amounts held in the GAA, any positive aggregate market value adjustment (the sum of all market value adjustments calculated due to a withdrawal) will be included in your account value. We will not apply a negative aggregate market value adjustment in connection with the payment of a death benefit, regardless of when the request for payment is made. We describe the market value adjustment in APPENDIX I and in the GAA prospectus.

The contracts provide a guaranteed death benefit that can be elected within the first six months after your death. A beneficiary who (i) elects an income phase payment option; (ii) takes a total distribution of the account; or (iii) if the beneficiary is your spouse, registers the account in his or her name, may elect to receive the guaranteed death benefit provided he or she has notified the Company of such election within six months after the participant’s death. The guaranteed death benefit is the greater of A or B, where:

A    Is the sum of payments (minus any applicable premium tax) made to your account, minus a dollar for dollar adjustment for amounts withdrawn, taken as a loan or applied to an income phase payment option from your account; or

B    Is your account value, minus any outstanding loan balance, and plus any positive aggregate market value adjustment that applies to amounts allocated to the GAA on the date that notice of death and request for payment or notice of election of the death benefit are received in good order at Customer Service.

For accounts established on or after February 1, 2004, the adjustment for amounts withdrawn, taken as a loan or applied to an income phase payment option from your account in (A) above will be proportionate (i.e., the sum of payments will be reduced in the same proportion that the account value was reduced on the date of the withdrawal or application to an income phase payment option), if it would result in a higher death benefit.

A beneficiary may not make this election after he or she has initiated income phase payments or has taken a total account distribution.

If the amount of (A) is greater than the amount in (B), the Company will deposit to the account the amount by which the death benefit exceeds the account value. The amount paid to the beneficiary will equal the account value on the date the payment request is processed. The amount paid to the beneficiary may be more or less than the amount of the death benefit determined in (A) when the notice of death was received.

If the beneficiary’s election of the death benefit is made more than six months after your death, the death benefit will be equal to the account value plus any positive aggregate market value adjustment.

Payment of Death Benefit or Proceeds

Subject to the conditions and requirements of state law, full payment of the death benefit or proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account or by check. For additional information about the payment options available to you, please refer to your claim forms or contact us at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” Beneficiaries should carefully review all settlement and payment options available under the contract and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option.

The Retained Asset Account. The retained asset account, known as the Voya Personal Transition Account, is an interest bearing account backed by our general account. The retained asset account is not guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) and, as part of our general account, is subject to the claims of our creditors. Beneficiaries that receive their payment through the retained asset account may access the entire Proceeds in the account at any time without penalty through a draftbook feature. The Company seeks to earn a profit on the account, and interest credited on the account may vary from time to time but will not be less than the minimum rate stated in the supplemental contract delivered to the beneficiary together with the paperwork to make a claim to the Proceeds. Interest earned on the Proceeds in the account may be less than could be earned if the Proceeds were invested outside of the account. Likewise, interest credited on the Proceeds in the account may be less than under other settlement or payment options available through the contract.

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Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See “FEDERAL TAX CONSIDERATIONS” for additional information.

INCOME PHASE

During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

Initiating Payments. At least 30 days prior to the date you want to start receiving income phase payments, you must notify us in writing of the following:

•      Payment start date;

•      Income phase payment option (see the income phase payment options table in this section);

•      Payment frequency (i.e., monthly, quarterly, semi-annually or annually);

•      Choice of fixed, variable or a combination of both fixed and variable payments; and

•      Selection of an assumed net investment rate (only if variable payments are elected).

We may have used the following terms in prior prospectuses:

•   Annuity Phase – Income Phase

•   Annuity Option – Payment Option

•   Annuity Payment – Income Phase Payment

•   Annuitization – Initiating Income Phase Payments

The account will continue in the accumulation phase until you properly initiate income phase payments. Once an income phase payment option is selected, it may not be changed; however, certain options allow you to withdraw a lump-sum.

What Affects Income Phase Payments? Some of the factors that may affect income phase payments include: your age, your account value, the income phase payment option selected (including the frequency and duration of payments under the option selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed payments. As a general rule, more frequent income phase payments will result in smaller individual income phase payments. Likewise, income phase payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.

Fixed Payments. Amounts funding fixed income phase payments will be held in the Company’s general account. Fixed payment amounts do not vary over time.

Variable Payments. Amounts funding your variable income phase payments will be held in the subaccount(s) selected. The contracts may restrict the subaccounts available during the income phase. You may make up to 12 transfers per calendar year among available variable investment options. The subaccounts available for investment during the income phase may be different than those available for investment during the accumulation phase. For information about the subaccounts available during the income phase, please contact Customer Service. For variable income phase payments, an assumed net investment rate must be selected.

Payments from Fixed Plus Account Values. If a nonlifetime income phase payment option is selected, only fixed income phase payments may be made from amounts held in the Fixed Plus Account and Fixed Plus Account II A during the accumulation phase.

Assumed Net Investment Rate. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3.50%. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

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If you select a 3.50% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon the investment performance of the subaccounts selected. For more information about selecting an assumed net investment rate, request a copy of the SAI by calling the Company. See “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

Required Minimum Payment Amounts. The income phase payment option selected must result in one or both of the following:

•      A first income phase payment of at least $20; or

•      Total yearly income phase payments of at least $100.

If your account value is too low to meet these minimum payment amounts, you must elect a lump-sum payment.

Charges Deducted. When you select an income phase payment option (one of the options listed in the tables on the following page), a mortality and expense risk charge, consisting of a daily deduction of 1.25% on an annual basis, will be deducted from amounts held in the subaccounts. This charge compensates us for mortality and expense risks we assume under variable income phase payout options and is applicable to all variable income phase payout options, including variable nonlifetime options under which we do not assume mortality risk. In this situation, this charge will be used to cover expenses. Although we expect to earn a profit from this fee, we do not always do so. We may also deduct a daily administrative charge of 0.25% annually from amounts held in the subaccounts. For variable options under which we do not assume a mortality risk, we may make a larger profit than under other options.

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the following payment option table. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the payment request in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company:”

Payment of Death Benefit or Proceeds

Subject to the conditions and requirements of state law, full payment of the death benefit or proceeds (“Proceeds”) to a beneficiary may be made either into an interest bearing retained asset account that is backed by our general account or by check. For additional information about the payment options available to you, please refer to your claim forms or contact us at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” Beneficiaries should carefully review all settlement and payment options available under the contract and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option. See “DEATH BENEFIT – The Retained Asset Account” for more information about the retained asset account.

Taxation. To avoid certain tax penalties, you and any beneficiary must meet the distribution rules imposed by the Tax Code. See “FEDERAL TAX CONSIDERATIONS.”

Income Phase Payment Options

The following tables list the income phase payment options and accompanying death benefits that may be available under the contracts. Some contracts restrict the options and the terms available. Check with your plan sponsor for details. We may offer additional income phase payment options under the contract from time to time.

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Terms used in the Tables:

•      Annuitant – The person(s) on whose life expectancy the income phase payments are calculated; and

•      Beneficiary – The person designated to receive the death benefit payable under the contract.

Lifetime Income Phase Payment Options
Life Income

Length of Payments:  For as long as the annuitant lives. It is possible that only one payment will be made should the annuitant die prior to the second payment’s due date.

Death Benefit-None:  All payments end upon the annuitant’s death.

Life Income- Guaranteed Payments*

Length of Payments:  For as long as the annuitant lives, with payments guaranteed for a choice of five to 20 years or as otherwise specified in the contract.

Death Benefit-Payment to the Beneficiary:  If the annuitant dies before we have made all the guaranteed payments, we will pay the beneficiary a lump-sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.

Life Income- Two Lives

Length of Payments:  For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment’s due date.

Continuing Payments:

•   This option allows a choice of 100%, 66 2/3% or 50% of the payment to continue to the surviving annuitant after the first death; or

•   100% of the payment to continue to the annuitant on the second annuitant’s death, and 50% of the payment to continue to the second annuitant on the annuitant’s death.

Death Benefit-None:  Payments end after the deaths of both annuitants.

Life Income-Two Lives- Guaranteed Payments*

Length of Payments:  For as long as either annuitant lives, with payments guaranteed for a minimum of 60 months, or as otherwise specified in the contract.

Continuing Payments:  100% of the payment will continue to the surviving annuitant after the first death.

Death Benefit-Payment to the Beneficiary:  If both annuitants die before the guaranteed payments have all been paid, we will pay the beneficiary a lump-sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.

Life Income- Cash Refund Option-fixed payment only

Length of Payments:  For as long as the annuitant lives.

Death Benefit-Payment to the Beneficiary:  Following the annuitant’s death, we will pay a lump-sum payment equal to the amount originally applied to the payment option (less any premium tax) and less the total amount of fixed income payments paid.

Life Income-Two Lives-Cash Refund Option-fixed payment only

Length of Payments:  For as long as either annuitant lives.

Continuing Payment:  100% of the payment to continue after the first death.

Death Benefit-Payment to the Beneficiary:  When both annuitants die, we will pay a lump-sum payment equal to the amount applied to the income phase payment option (less any premium tax) and less the total amount of fixed income payments paid.

Nonlifetime Income Phase Payment Options
Nonlifetime- Guaranteed Payments*

Length of Payments:  Payments generally may be fixed or variable and may be made for three to 30 years. However, for amounts held in the Fixed Plus Account and Fixed Plus Account II A during the accumulation phase, the payment must be on a fixed basis and must be for 6 to 30 years. In certain cases a lump-sum payment may be requested at any time (see below).

Death Benefit-Payment to the Beneficiary:  If the annuitant dies before we make all the guaranteed payments, we will continue to pay the beneficiary the remaining payments. Unless prohibited by a prior election of the contract owner, the beneficiary may elect to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.

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*   Guaranteed period payments may not extend beyond the shorter of your life expectancy or until you attain age 95.

Lump-Sum Payment:  If the “Nonlifetime-Guaranteed Payments” option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump-sum. Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

Calculation of Lump-Sum Payments. If a lump-sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments, or the 3.50% or 5.0% assumed net investment rate for variable payments).

[TO BE UPDATED BY AMENDMENT]

FEDERAL TAX CONSIDERATIONS

Introduction

The contracts described in this prospectus are designed to be treated as annuities for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the contracts. The U.S. federal income tax treatment of the contracts is complex and sometimes uncertain. You should keep the following in mind when reading this section:

•      Your tax position (or the tax position of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the contracts;

•      Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the contract described in this prospectus;

•      This section addresses some, but not all, applicable federal income tax rules and generally does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•      We do not make any guarantee about the tax treatment of the contracts or transactions involving the contracts; and

•      No assurance can be given that the Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

In this Section:

•         Introduction;

•         Taxation of Qualified Contracts;

•         Possible Changes in Taxation; and

•         Taxation of the Company.

When consulting a tax and/or legal adviser, be certain that he or she has expertise with respect to the provisions of the Internal Revenue Code of 1986 (the “Tax Code”) that apply to your tax concerns.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the contracts with tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the contract or any transactions involving the contract.

Qualified Contracts. The contracts described in this prospectus may be purchased on a tax-qualified basis (qualified contracts). Qualified contracts are designed for use by individuals and/or employers whose purchase payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401(a), 403(b) and 414(h) of the Tax Code. Employers or individuals intending to use the contracts with such plans should seek legal and/or advice.

Roth Accounts. Tax Code Section 402A allows employees of public schools and certain Tax Code 501(c) organizations offering 403(b) plans to contribute after-tax salary contributions to a Roth 403(b) account. Roth accounts provide for tax-free distributions, subject to certain conditions and restrictions. If permitted by us and under the plan for which the contract is issued, we will set up one or more accounts for you under the contract for Roth after-tax contributions and the portion of any transfer or rollover attributable to such amounts.

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Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The contracts may be purchased with the following retirement plans and programs to accumulate retirement savings:

•      401(a) Plans. Section 401(a) of the Tax Code permits certain employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees; and

•      403(b) and Roth 403(b) Plans. Section 403(b) of the Tax Code allows employees of certain Tax Code Section 501(c) organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee’s retirement. The Tax Code also allows employees of 501(c)(3) organizations and public schools to contribute after-tax salary contributions to a Roth 403(b) account, which provides for tax-free distributions, subject to certain restrictions.

The Company may offer or have offered the contract for use with certain other types of qualified plans. Please see your contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for Section 403(b) Plans. In addition to being offered as an investment option under the contracts, shares of certain funds are also offered for sale directly to the general public. A list of these funds is provided in “INVESTMENT OPTIONS” – Funds Available Through the Separate Account – Public Funds.” In order to qualify for favorable tax treatment under Tax Code Section 403(b), a contract must be considered an “annuity.” In Revenue Procedure 99-44, the IRS concluded that it will treat a contract as an annuity for federal income tax purposes under Tax Code Section 403(b), notwithstanding that contract purchase payments are invested at the contract owner’s direction in publicly available securities. This treatment will be available provided no additional tax liability would have been incurred if the contribution was paid by the contract holder’s employer into a trust or a custodial account in an arrangement that satisfied the requirements of Tax Code Section 401(a) or 403(b)(7)(A). We believe that the contract satisfies the requirements set forth in Revenue Procedure 99-44 and will therefore be treated as an annuity for tax purposes, notwithstanding the fact that investments may be made in publicly available securities. However, the exact nature of the requirements of Revenue Procedure 99-44 are unclear, and you should consider consulting with a tax and/or legal adviser before electing to invest in a fund that is offered for sale to the general public through a contract issued in relation to a 403(b) plan.

Revenue Procedure 99-44 was issued before 403(b) plans could offer a Roth contribution feature. However, we believe that this analysis should not impact the treatment of such contracts as annuity contracts for purposes of Tax Code Section 403(b). You should consider consulting with a tax and/or adviser before electing to invest in a fund that is offered for sale to the general public through a contract issued in relation to a Roth 403(b) account.

Taxation

The tax rules applicable to qualified contracts vary according to the type of qualified contract, the specific terms and conditions of the qualified contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified contract, or on income phase (e.g., annuity) payments from a qualified contract, depends on the type of qualified contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:

•      Contributions in excess of specified limits;

•      Distributions before age 59½ (subject to certain exceptions);

•      Distributions that do not conform to specified commencement and minimum distribution rules; and

•      Other specified circumstances.

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Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the contract described in this prospectus. No attempt is made to provide more than general information about the use of the contract with qualified plans and programs. Contract owners, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or programs, regardless of the terms and conditions of the contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the contract, unless we consent in writing.

Contract holders, sponsoring employers, participants, annuitants, and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Therefore, you should seek legal and/or advice regarding the suitability of a contract for your particular situation. The following discussion assumes that qualified contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified contract.

401(a), 403(b) and Roth 403(b) Plans. The total annual contributions (including pre-tax and Roth 403(b) after-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $56,000 (as indexed for 2019). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 403(b) or Roth 403(b) plan to generally no more than $19,000 (as indexed for 2019). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.

With the exception of the Roth 403(b) contributions, purchase payments to your account(s) will generally be excluded from your gross income only if the plan meets certain nondiscrimination requirements, as applicable. Roth 403(b) salary reduction contributions are made on an after-tax basis.

Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 403(b) or Roth 403(b) plan of a government employer who is at least age 50 by the end of the plan year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:

•      $6,000; or

•      The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

For advice with respect to these catch-up provisions, please consult your own tax and/or legal adviser.

Distributions - General

Certain tax rules apply to distributions from the contracts. A distribution is any amount taken from a contract including withdrawals, income phase (i.e., annuity) payments, and death benefit proceeds. The taxable portion of all distributions will be reported to the IRS.

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401(a) and 403(b) Plans. Distributions from these plans are taxed as received unless one of the following is true:

•      The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional or Roth IRA in accordance with the Tax Code;

•      You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•      The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

Please note that a distribution of a pre-tax account is reported as a taxable distribution, even if you roll over the distribution within 60 days.

A distribution is an eligible rollover distribution unless it is:

•      Part of a series of substantially equal periodic payments (at least one per year) made over the (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•      A required minimum distribution under Tax Code Section 401(a)(9);

•      A hardship withdrawal; or

•      Otherwise not recognized under applicable regulations as eligible for rollover.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a contract used with a 401(a) or 403(b) plan (collectively, “qualified plans”).

Exceptions to the 10% additional tax may apply if:

•      You have attained age 59½;

•      You have become disabled, as defined in the Tax Code;

•      You have died and the distribution is to your beneficiary;

•      The distribution amount is rolled over into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;

•      The distribution is paid directly to the government in accordance with an IRS levy;

•      The distribution is a qualified reservist distribution as defined under the Tax Code;

•      The distribution is eligible for penalty relief extended to victims of certain natural disasters; or

•      You have unreimbursed medical expenses that are more than 7.5% of your adjusted gross income.

Additional exceptions may apply to distributions from a qualified plan if:

•      You have separated from service with the plan sponsor at or after age 55;

•      You are a qualified public safety employee taking a distribution from a governmental plan and you separated from service after age 50;

•      You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

•      The withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”).

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions - Roth 403(b). A partial or full distribution of purchase payments to a Roth 403(b) account and earnings credited on those purchase payments (or of in-plan rollover amounts and earnings credited on those amounts, as described in the “In-Plan Roth Rollovers” section below) will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth 403(b) account is defined as a distribution that meets the following two requirements:

•         The distribution occurs after the five-year taxable period measured from the earlier of:

>     The first taxable year you, as applicable, made a contribution to a Roth IRA or a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>     If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or

PRO.81216-20	47

>     The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND

•      The distribution occurs after you attain age 59½, die with payment being made to your beneficiary or estate, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the contract (basis) and earnings on the contract.

Distributions – Eligibility

401(a) Pension Plans. Subject to the terms of your 401(a) pension plan, distributions may generally only occur upon:

•      Retirement;

•      Death;

•      Disability;

•      Severance from employment;

•      Attainment of normal retirement age;

•      Attainment of age 62; or

•      Termination of the plan.

Such distributions remain subject to other applicable restrictions under the Tax Code.

403(b) and Roth 403(b) Plans. Distribution of certain salary reduction contributions and earnings on such contributions restricted under Tax Code Section 403(b)(11) may generally only occur upon:

•      Retirement;

•      Death;

•      Attainment of age 59½;

•      Severance from employment;

•      Disability;

•      Financial hardship (contributions only, not earnings);

•      Termination of the plan; or

•      Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

Section 403(b) regulations prohibit the distribution of amounts attributable to employer contributions before the earlier of your severance from employment or prior to the occurrence of some event as provided under your employer’s plan, such as after a fixed number of years, the attainment of a stated age, or a disability.

If the Company agrees to accept amounts exchanged from a Tax Code Section 403(b)(7) custodial account, such amounts will be subject to the withdrawal restrictions set forth in Tax Code Section 403(b)(7)(A)(ii).

Before we process a withdrawal request we generally are required to confirm with your 403(b) plan sponsor or otherwise that the withdrawals you request from a 403(b) contract comply with applicable tax requirements.

Lifetime Required Minimum Distributions (401(a), 403(b) and Roth 403(b) Plans)

To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:

•      The start date for distributions;

•      The time period in which all amounts in your contract(s) must be distributed; and

•      Distribution amounts.

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Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70½ or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless:

•      Under 401(a) plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70½; or

•      Under 403(b) plans, the Company maintains separate records of amounts held as of December 31, 1986. In this case distribution of these amounts generally must begin by the end of the calendar year in which you attain age 75. However, if you take any distributions in excess of the minimum required amount, then special rules require that the excess be distributed from the December 31, 1986 balance.

Time Period. We must pay out distributions from the contract over a period not extending beyond one of the following time periods:

•      Over your life or the joint lives of you and your designated beneficiary; or

•      Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer, and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If annuity payments have begun under an annuity option that satisfies the Tax Code section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed. In certain circumstances this excise tax may be waived by the IRS.

Further information regarding required minimum distributions may be found in your contract or certificate.

Required Distributions upon Death (401(a), 403(b) and Roth 403(b) Plans)

Different distribution requirements apply after your death, depending upon if you have begun receiving required minimum distributions. Further information regarding required distributions upon death may be found in your contract or certificate.

If your death occurs on or after the date you begin receiving minimum distributions under the contract, distributions generally must be made at least as rapidly as under the method in effect at the time of your death. Very generally, for benefits not being paid as an annuity, this means calculating the minimum distribution using the longer of the beneficiary’s remaining life expectancy determined in the year following the year of the owner’s death reduced by one for each subsequent year or owner’s remaining life expectancy at death, reduced by one for each subsequent year. Tax Code Section 401(a)(9) provides specific rules for calculating the minimum required distributions after your death.

If your death occurs before the date you begin receiving minimum distributions under the contract, your entire balance generally must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2019, your entire balance must be distributed to the designated beneficiary by December 31, 2024. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made within one of the following timeframes:

•      Over the life of the designated beneficiary; or

•      Over a period not extending beyond the life expectancy of the designated beneficiary.

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Start Dates for Spousal Beneficiaries. If your death occurs before the date you begin receiving required minimum distributions under the contract and the designated beneficiary is your spouse, distributions must generally begin on or before the later of the following:

•      December 31 of the calendar year following the calendar year of your death; or

•      December 31 of the calendar year in which you would have attained age 70½.

No Designated Beneficiary. If your death occurs before the date you begin receiving required minimum distributions under the contract and there is no designated beneficiary, the entire interest generally must be distributed by the end of the calendar year containing the fifth anniversary of the contract owner’s death.

Withholding

Any taxable distributions under the contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status, and we may require additional documentation prior to processing any requested distribution.

401(a), 403(b) and Roth 403(b) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain distributions described in the Tax Code.

Non-resident Aliens. If you or your designated beneficiary is a non-resident alien, any withholding will generally be 30% based on the individual’s citizenship, the country of domicile and tax treaty status.

In-Plan Roth Rollovers

Tax Code Section 403(b) plans may add a “qualified Roth contribution program,” under which, if available, employees can forego the current exclusion from gross income for elective deferrals, in exchange for the future exclusion of the distribution of the deferrals and any earnings thereon. That is, participants may elect to make non-excludable contributions to “designated Roth accounts” (instead of making excludable contributions) - and to exclude from gross income (if certain conditions are met) distributions from these accounts (instead of having distributions included in gross income).

If permitted under the plan for which the contract is issued and provided the plan offers an applicable Roth account (a Roth 403(b) account), non-Roth amounts may be rolled over into a corresponding Roth account within the same plan. The Tax Code provides that, generally, an in-plan rollover to a Roth account is taxable and includable in gross income in the year the rollover occurs, just as if the amount were distributed and not rolled into a qualified account. Please note that in-plan rollovers into a Roth account are not subject to withholding. Consequently, an individual considering such a transaction may want to increase their tax withholding or make an estimated tax payment in the year of the rollover. Amounts rolled over into an in-plan Roth account cannot subsequently be converted back into a non-Roth account.

A partial or full distribution of in-plan Roth rollover amounts and earnings credited on those amounts (or of purchase payments made by salary reduction to a Roth account and earnings credited on those purchase payments, as described above) will be excludable from income if it is a qualified distribution as defined in the “Qualified Distributions - Roth 403(b)” section above.

In-plan Roth rollovers are not subject to the 10% additional tax on early distributions under Code Section 72(t) that would normally apply to distributions from a 403(b) plan to the extent such amounts are attributable to rollovers from a 403(b) plan. However, a special recapture rule applies when a plan distributes any part of the in-plan Roth rollover within a five-year taxable period, making the distribution subject to the 10% additional tax on early distributions under Tax Code Section 72(t) unless an exception to this tax applies or the distribution is allocable to any nontaxable portion of the in-plan Roth rollover. The five-year taxable period begins January 1 of the year of the in-plan Roth rollover and ends on the last day of the fifth year of the period. This special recapture rule does not apply when the participant rolls over the distribution to another designated Roth account or to a Roth IRA but does apply to a subsequent distribution from the rolled over account or Roth IRA within the five-year taxable period.

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Due to administrative complexity, in-plan Roth rollovers may not be available through the contract. Additionally, the tax rules associated with Roth accounts and in-plan Roth rollovers can be complex and you should seek tax and/or legal advice regarding your particular situation.

Assignment and Other Transfers

401(a), 403(b) and Roth 403(b) Plans. Your beneficial interest in the contract may not be assigned or transferred to persons other than:

•      A plan participant as a means to provide benefit payments;

•      An alternate payee under a QDRO in accordance with Tax Code Section 414(p);

•      The Company as collateral for a loan; or

•      The enforcement of a federal income tax lien or levy.

Tax Consequences of Living Benefits and Enhanced Death Benefits

Living Benefits. Except as otherwise noted below, when a full or partial withdrawal from a contract occurs under a minimum guaranteed withdrawal benefit rider, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any deferred sales charge) immediately before the distribution over the investment in the contract at that time.

Investment in the contract is generally equal to the amount of all contributions to the contract previously included in your gross income, plus amounts previously included in your gross income as the result of certain loans, assignments, or gifts, less the aggregate amount of non-taxable distributions previously made. The income on the contract for purposes of calculating the taxable amount of a distribution may be unclear. For example, the living benefits provided under the MGWB Endorsement could increase the contract value that applies. Thus, the income on the contract could be higher than the amount of income that would be determined without regard to such a benefit. As a result, you could have higher amounts of income than will be reported to you. In addition, payments under any guaranteed payment phase of such riders may be subject to the exclusion ratio rules under Tax Code Section 72(b) for tax purposes. Please consult your tax and/or legal adviser about the tax consequences of living benefits.

Enhanced Death Benefits. The contract offers a death benefit that may exceed the greater of purchase payments and the contract value. It is possible that the IRS could characterize such a death benefit as other than an incidental death benefit, which may result in currently taxable income and could affect the amount of required minimum distributions. Additionally, because certain charges are imposed with respect to some of the available death benefits it is possible these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the contract. Please consult your tax and/or legal adviser about the tax consequences of enhanced death benefits.

Same-Sex Marriages

The contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under a living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or other means. It is also possible that any change could be retroactive (i.e., effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the contract.

PRO.81216-20	51

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the separate account, and we do not intend to make any provision for such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against a separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your contract value invested in the subaccounts.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits through to the holders of the separate account because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

CONTRACT DISTRIBUTION

General. The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for the contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker/dealer with the SEC. Voya Financial Partners, LLC is also a member of the FINRA and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774.

We sell the contracts through licensed insurance agents who are registered representatives of broker/dealers that have entered into selling agreements with Voya Financial Partners, LLC. We refer to these broker/dealers as “distributors.” Voya Financial Advisors, Inc. is a distributor affiliated with the Company that has entered into a selling agreement with Voya Financial Partners, LLC for the sale of our variable annuity contracts.

Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract holders or the separate account, but instead is paid by us through Voya Financial Partners, LLC. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

Compensation Arrangements. Registered representatives who offer and sell the contracts may be paid a commission. The commissions paid on transferred assets range from 0% to 7%. The commission paid on recurring payments made during the first year of the participant account range from 0% to 7%. After the first year of the participant account, renewal commissions up to 3% may be paid on recurring payments up to the amount of the previous year’s payments, and commissions of up to 7% may be paid on recurring payments in excess of this amount. In addition, the Company may pay an asset-based commission ranging up to 0.50%, and may also pay asset based compensation equal to 0.10% of systematic distribution option payments, including payments under the MGWB Endorsement. See “SYSTEMATIC DISTRIBUTION OPTIONS” and “OPTIONAL MINIMUM GUARANTEED WITHDRAWAL BENEFIT ENDORSEMENT.”

PRO.81216-20	52

We may also pay ongoing annual compensation of up to 40% of the commissions paid during the year in connection with certain purchase payments received during that year, if the registered representative attains a certain threshold of sales of Company contracts. Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm’s practices. Commissions and annual payments, when combined, could exceed 7% of total purchase payments. In certain situations, we may reduce the compensation we pay if we have agreed with a plan sponsor to reimburse expenses related to the services of the plan’s third party administrator. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products. Under one such program, we may pay additional amounts to distributors in connection with a participant’s increased or re-started contributions and/or the number of participant enrollments completed by a registered representative during a specified time period. These other promotional incentives or payments may be limited to contracts offered to certain plans, may not be offered to all distributors, and may be limited only to Voya Financial Advisors, Inc. and other distributors affiliated with the Company.

We may also enter into special compensation arrangements with certain distributors based on those firms’ aggregate or anticipated sales of the contracts or other criteria. These arrangements may include commission specials, in which additional commissions may be paid in connection with purchase payments received for a limited time period, within the maximum commission rates noted above. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among distributors based on various factors. These special compensation arrangements may also be limited only to Voya Financial Advisors, Inc. and other distributors affiliated with the Company. Any such compensation payable to a distributor will not result in any additional direct charge to you by us.

Some personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and FINRA rules. Employees of the Company or its affiliates (including wholesaling employees) may receive more compensation when funds advised by the Company or its affiliates (“affiliated funds”) are selected by a contract holder than when unaffiliated funds are selected. Additionally, management personnel of the Company, and of its affiliated broker/dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if management personnel meet or exceed goals for sales of the contracts or if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts or which may be a flat dollar amount that varies based upon other factors, including management’s ability to meet or exceed service requirements, sell new contracts or retain existing contracts or sell additional service features such as a common remitting program.

In addition to direct cash compensation for sales of contracts described above, through Voya Financial Partners, LLC, we may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling contracts to you and other customers. These amounts may include:

•    Marketing/distribution allowances that may be based on the percentages of purchase payments received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•    Loans or advances of commissions in anticipation of future receipt of purchase payments (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on sales;

•    Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

•    Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on sales of this product;

PRO.81216-20	53

•    Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, representative recruiting or other activities that promote the sale of contracts; and

•    Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars and payment for advertising and sales campaigns.

We pay dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

The following is a list of the top 25 distributors that, during 2018, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received:

[TO BE UPDATED BY AMENDMENT]

•         Voya Financial Advisors, Inc.

•         Lincoln Investment Planning, Inc.

•         LPL Financial Corporation

•         Regulus Advisors, LLC

•         Morgan Stanley Smith Barney LLC

•         Kestra Investment Services, LLC

•         Woodbury Financial Services, Inc.

•         Cetera Investment Services LLC

•         American Portfolios Financial Services, Inc.

•         PlanMember Securities Corporation

•         NYLIFE Securities LLC

•         Securities America, Inc.

•         Lincoln Financial Advisors Corporation

•         Royal Alliance Associates, Inc.

•         Ameriprise Financial Services, Inc.

•         GWN Securities Inc.

•         SagePoint Financial, Inc.

•         Northwestern Mutual Investment Services, Inc.

•         First Allied Securities, Inc.

•         Lockton Financial Advisors, LLC

•         Cadaret, Grant & Co., Inc.

•         MMA Securities LLC

•         Ameritas Investment Corp.

•         IMA Wealth, Inc.

•         ProEquities, Inc.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another Company, and may also provide a financial incentive to promote one of our contracts and/or services over another.

The names of the distributor and the registered representative responsible for your account are stated in your enrollment materials.

Third Party Compensation Arrangements. Please be aware that:

•      The Company may seek to promote itself and the contracts by sponsoring or contributing to events sponsored by various associations, professional organizations and labor organizations;

•      The Company may make payments to associations and organizations, including labor organizations, which endorse or otherwise recommend the contracts to their membership. If an endorsement is a factor in your contract purchasing decision, more information on the payment arrangement, if any, is available upon your request. We are not currently making any such payments in connection with the sale of these contracts; and

•      At the direction of the contract owner, the Company may make payments to the contract owner, its representatives or third party service providers intended to defray or cover the costs of plan or program related administration.

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OTHER TOPICS

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, cashier's checks, bank drafts, bank checks and treasurer's checks, for example) or restrict the amount of certain forms of payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contract owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service in writing at the address referenced under “Contract Overview – Questions:  Contacting the Company” or by calling
1-800-584-6001.

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Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from "cyber-attacks", "hacking" or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

Transfer of Ownership; Assignment

No assignment of a contract will be binding on us unless made in writing and sent to us at Customer Service. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract owner and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee of record.

Contract Modification

We may change the contract as required by federal or state law, including any future changes necessary to maintain the contract or account as a designated Roth 403(b) annuity contract or account under the Tax Code, regulations, IRS rulings or requirements. In addition, unless we are otherwise restricted under the terms of the contract, we may, generally, upon 30 days’ written notice (some provisions under the contract may require a longer notice period) to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Legal Proceedings [TO BE UPDATED BY AMENDMENT]

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the contract, Voya Financial Partners, LLC ability to distribute the contract or upon the separate account.

•      Litigation. Notwithstanding the foregoing, the Company and/or Voya Financial Partners, LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

PRO.81216-20	56

•      Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Voya Financial Partners, LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company or subject the Company to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s policies and procedures.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances:

•      On any valuation date when the NYSE is closed (except customary weekend and holidays) or when trading on the NYSE is restricted;

•      When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable fairly to determine the value of the subaccount’s assets; or

•      During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

Intent to Confirm Quarterly

We will provide confirmation of scheduled transactions quarterly rather than immediately to the participant.

THE STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

You may request an SAI by calling Customer Service at the number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.”

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APPENDIX I GUARANTEED ACCUMULATION ACCOUNT

Effective December 1, 2017, the Guaranteed Accumulation Account (“GAA”) will close to new allocations through the SUNY ORP contracts.  Amounts currently held in the GAA on and after December 1, 2017, may remain invested in the GAA until the end of the guaranteed term, but transfers and withdrawals prior to the end of the guaranteed term will be subject to a market value adjustment (“MVA”).  If at the end of a GAA guaranteed term the Company has not received new allocation instructions, amounts held in the maturing guaranteed term will automatically be allocated to a new guaranteed term as follows, based on availability:

•      To a guaranteed term of the same duration, if available;

•      To a guaranteed term with the next shortest duration, if available; or

•      To a guaranteed term with the next longest duration.

Additional information about this option may be found in the contract and an endorsement to the contract.

The GAA is a fixed interest option that may be available during the accumulation phase under the contracts. Amounts allocated to GAA will be deposited in a nonunitized separate account established by the Company. This appendix is only a summary of certain facts about GAA. Please read the GAA prospectus before investing in this option. You may obtain a copy of the GAA prospectus by contacting us at the address or telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” The GAA may not be available in all contracts or states, and if permitted under the contract we may close or restrict the Guaranteed Accumulation Account to current or future investment.

General Disclosure. Amounts that you invest in GAA will earn a guaranteed interest rate if amounts are left in GAA for the specified period of time. If you withdraw or transfer those amounts before the specified period of time has elapsed, we may apply a “market value adjustment,” which may be positive or negative.

When you decide to invest money in GAA, you will want to contact your representative or the Company to learn:

•      The interest rate we will apply to the amounts that you invest in GAA. We change this rate periodically, so be certain you know what rate we guarantee on the day your account dollars are invested into GAA.

•      The period of time your account dollars need to remain in GAA in order to earn that rate. You are required to leave your account dollars in GAA for a specified period of time (guaranteed term), in order to earn the guaranteed interest rate.

Deposit Periods. A deposit period is the time during which we offer a specific interest rate if you deposit dollars for a certain guaranteed term. For a particular interest rate and guaranteed term to apply to your account dollars, you must invest them during the deposit period during which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending upon when account dollars are invested in GAA. The interest rate we guarantee is an annual effective yield; that means that the rate reflects a full year’s interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. The guaranteed interest rate will never be less than the rate stated in the contract.

Our guaranteed interest rates are influenced by, but do not necessarily correspond with, interest rates available on fixed income investments we may buy using deposits directed to GAA. We consider other factors when determining guaranteed interest rates including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends and competitive factors. We make the final determination regarding guaranteed interest rates. We cannot predict the level of future guaranteed interest rates.

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Fees and Other Deductions. If all or a portion of your account value in GAA is withdrawn, you may incur the following:

•      Market Value Adjustment (“MVA”) – as described in this appendix and in the GAA prospectus;

•      Tax Penalties and/or Tax withholding – see “FEDERAL TAX CONSIDERATIONS;” or

•      Early Withdrawal Charge -  see “FEES.”

We do not make deductions from amounts in GAA to cover mortality and expense risks. Rather, we consider these risks when determining the credited rate.

Market Value Adjustment. If you withdraw or transfer your account value from GAA before the guaranteed term is completed, an MVA may apply. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. The MVA may be positive or negative as follows:

•      If you have elected RRP as described in “SYSTEMATIC DISTRIBUTION OPTIONS,” no MVA applies to amounts withdrawn from the Guaranteed Accumulation Account.

•      If interest rates at the time of withdrawal have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into GAA.

•      If interest rates at the time of withdrawal have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in GAA in order to earn the guaranteed interest rate specified for that guaranteed term. We offer different guaranteed terms at different times. Check with your sales representative or us at the address referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company” to learn the details about the guaranteed term(s) currently being offered.

In general, we offer the following guaranteed terms:

•      Short-term – three years or fewer; and

•      Long-term – ten years or less, but greater than three years.

At the end of a guaranteed term, you may:

•      Transfer dollars to a new guaranteed term, if available;

•      Transfer dollars to other available investment options; or

•      Withdraw dollars.

Deductions may apply to withdrawals. See “Fees and Other Deductions” in this section.

Transfer of Account Dollars. Generally, account dollars invested in GAA may be transferred among guaranteed terms offered through GAA and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in GAA or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term.

Income Phase. GAA cannot be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a variable payment option and to transfer your GAA account dollars to any of the subaccounts available during the income phase.

Loans. You cannot take a loan from your account value in the GAA. However, we include your account value in the GAA when determining the amount of your account value we may distribute as a loan.

Reinvesting Amounts Withdrawn from GAA. If amounts are withdrawn from GAA and then reinvested in GAA, we will apply the reinvested amount to the current deposit period. This means that the guaranteed annual interest rate and guaranteed terms available on the date of reinvestment will apply. Amounts will be reinvested proportionately in the same way as they were allocated before withdrawal. Your account value will not be credited for any negative MVA that was deducted at the time of withdrawal. Your account value will not be credited for any negative MVA that was deducted at the time of withdrawal.

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MGWB Endorsement. For information regarding investing in the GAA while the MGWB Endorsement is in effect, please see “OPTIONAL MINIMUM GUARANTEED WITHDRAWAL BENEFIT ENDORSEMENT.”

Reinstating Amounts Withdrawn from the GAA. If amounts are withdrawn from the GAA and then reinstated in the GAA, we will apply the reinstated amount to the current deposit period. This means that the guaranteed annual interest rate and guaranteed terms available on the date of reinstatement will apply. Amounts will be reinstated proportionately in the same way as they were allocated before withdrawal.

The Company has filed a registration statement (including a prospectus) with the SEC for the offering to which this appendix relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company will arrange to send you the prospectus if you request it by contacting us at the address and telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company.” The number assigned to the registration statement for this offering is 333-230711.

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APPENDIX II FIXED ACCOUNT (Available through the SUNY Voluntary Plan Contracts)

The Fixed Account is an investment option that may be available during the accumulation phase under the contracts. Amounts allocated to the Fixed Account are held in the Company’s general account which supports insurance and annuity obligations. The Fixed Account is only available under installment purchase payment contracts.

Additional information about this option may be found in the contract.

General Disclosure. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this appendix regarding the Fixed Account has not been reviewed by the SEC.

Interest Rates. The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit interest at a current rate that may be higher than the guaranteed minimum interest rate and the current rate may be changed at any time, except that we will not apply a decrease to the current rate following a rate change initiated solely by us prior to the last day of the three-month period measured from the first day of the month in which such change was effective. Among other factors, the safety of the interest rate guarantees are based on the claims-paying ability of the Company. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield. There may be multiple interest rates in effect under the contract at any given time.

Our determination of credited interest rates reflects a number of factors, which may include mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. See “FEES – Early Withdrawal Charge.”

Transfers. During the accumulation phase, you may transfer account dollars from the Fixed Account to any other available investment option. There is no limit on the number of transfers that you can make out of the Fixed Account in a calendar year. However, we only allow you to transfer amounts that equal your account value in the Fixed Account multiplied by the current maximum percentage of the transfer allowed (the “window”) minus any previous transfers you made from this option during the calendar year. The “window” percentage may vary from time to time but will not be less than 10% or greater than 100%. We will waive the transfer limit when your account value in the Fixed Account is $2,000 or less.

Income Phase. By notifying Customer Service at least 30 days before income phase payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

Contract Loans. Contract loans may be made from pre-tax account values held in the Fixed Account.

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APPENDIX III FIXED PLUS ACCOUNT (Available through the SUNY ORP Contracts)

The Fixed Plus Account is an investment option that may be available under the contracts. Amounts allocated to the Fixed Plus Account are held in the Company’s general account which supports insurance and annuity obligations.

Additional information about this option may be found in the contract.

General Disclosure. Interests in the Fixed Plus Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus about the Fixed Plus Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

Interest Rates. The Fixed Plus Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit interest at a current rate that may be higher than the guaranteed minimum interest rate and the current rate may be changed at any time, except that we will not apply a decrease to the current rate following a rate change initiated solely by us prior to the last day of the three-month period measured from the first day of the month in which such change was effective. Among other factors, the safety of the interest rate guarantees depends upon the claims-paying ability of the Company. We credit amounts held in the Fixed Plus Account with a rate 0.25% higher than the then-declared rate beginning in the tenth year after your account was established. Amounts applied to the Fixed Plus Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Plus Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield. We do not make deductions from amounts in the Fixed Plus Account to cover mortality and expense risks. We consider these risks in determining the credited rate.

Our determination of credited interest rates reflects a number of factors, which may include mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Partial Withdrawal. Partial withdrawals are limited to 20% of the amount held in the Fixed Plus Account on the day we receive a request in good order at Customer Service. The 20% limit is reduced by any Fixed Plus withdrawals, loans, transfers or income phase payments made in the last 12 months. In calculating the 20% limit, we reserve the right to include payments made through a Systematic Distribution Option.

Full Withdrawal. If the contract owner or you, if allowed by the plan, request a full withdrawal of your account value, we will pay any amounts held in the Fixed Plus Account, with interest, in five annual payments equal to:

•      One-fifth of the Fixed Plus Account value on the day we receive the request, reduced by any Fixed Plus Account withdrawals, transfers, loans or income phase payments made during the past 12 months;

•      One-fourth of the remaining Fixed Plus Account value 12 months later;

•      One-third of the remaining Fixed Plus Account value 12 months later;

•      One-half of the remaining Fixed Plus Account value 12 months later; and

•      The balance of the Fixed Plus Account value 12 months later.

A full withdrawal may be canceled at any time before the end of the five-payment period.

Once a request is received for a full withdrawal, no further withdrawals, loans, or transfers will be permitted from the Fixed Plus Account. Your request may be cancelled at any time before the end of the five-year period. If any contributions are received to your account at any time during the five-year payment period, the full withdrawal will be cancelled and your Fixed Plus Account installment payments will cease. If your full withdrawal is cancelled (either by your request or due to receipt of a contribution to your account), a new five-year payment period will begin upon any future full withdrawal from the Fixed Plus Account.

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We will waive the above full withdrawal five-payment period and pay the amount in a lump-sum if the full withdrawal is made due to any of the following:

•      Your death before income phase payments have begun;

•      Election of any income phase payment option with fixed payments or a lifetime payment option with variable payments;

•      Your separation from service (provided, however, that such waiver shall not apply due to a severance from employment that would not otherwise qualify as a separation from service) and when:

•      Separation from service is documented in a form acceptable to us; and

•      The amount paid for all withdrawals due to separation from service during the previous 12 months does not exceed 20% of the average value of all employee accounts during that period; or

•      Due to your financial hardship as defined in the Tax Code and when:

•      If applicable, certified by your employer; and

•      The amount paid for all withdrawals due to financial hardship the previous 12 months does not exceed 20% of the average value of all employee accounts during that period; or

•      The Fixed Plus Account value is $5,000 or less.

The 20% annual limit on partial withdrawals of the Fixed Plus Account value will also be waived for the above reasons, except that a partial withdrawal waiver will not be allowed if the Fixed Plus Account value is $5,000 or less.

Alternative Payment of Fixed Plus Account Values. As an alternative to the payment of Fixed Plus Account values in five annual payments, the contract owner may instead elect an alternative method of payment.

Under the alternative method of payment, within 60 days of the proposed withdrawal date, the contract owner must notify the Company that it intends to surrender the entire contract. Within 30 days after receiving that notice, the Company will tell the contract owner the specific period and interest rate that would apply to a complete surrender of the contract in level, annual payments for a period of up to ten years. Under that payment method, the Company may reduce the interest rate credited to the Fixed Plus Account up to 1.50% from the interest rate being credited upon the date of withdrawal and the interest rate would remain constant throughout the payment period.

When the contract owner receives the specific information from the Company about the alternative method of payment, the contract owner must irrevocably elect in writing to use either the alternative method of payment, or the payment of Fixed Plus Account values in five annual payments.

Transfers. Transfers are limited to 20% of the amount held in the Fixed Plus Account on the day a request in good order is received at Customer Service. The 20% limit is reduced by any Fixed Plus Account withdrawals, transfers, loans or income phase payments made in the past 12 months. We reserve the right to include payments made through a Systematic Distribution Option in calculating the 20% limit. The 20% limit will be waived if your account value in Fixed Plus Account is $5,000 or less.

If you transfer 20% of your account value held in the Fixed Plus Account in each of four consecutive 12-month periods, you may transfer the remaining balance in the succeeding 12-month period provided you do not allocate any amount to or transfer any other amount from the Fixed Plus Account during the five-year period. The 20% amount available to transfer under this provision will be reduced by any amount surrendered, transferred, taken as a loan or applied to income phase payment options within the 12-month period preceding the first 20% transfer. Also, we may reduce it for payments we made from your Fixed Plus Account value under any Systematic Distribution Option.

Income Phase. Amounts accumulating under the Fixed Plus Account can be transferred to the subaccounts to fund variable lifetime income phase payment options during the income phase. However, Fixed Plus Account values may not be used to fund nonlifetime income options with variable payments.

Contract Loans. Loans may be made from account values held in the Fixed Plus Account. See the loan agreement for a description of the amount available and possible consequences upon loan default if Fixed Plus Account values are used for a loan.

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APPENDIX IV

FIXED PLUS ACCOUNT II A

(Available through the SUNY ORP Contracts)

Beginning on December 1, 2017, the Fixed Plus Account II A is added as an investment option available through the SUNY ORP contracts, and the Fixed Plus Account (hereinafter referred to as the “closed fixed account”), is closed to new contributions, allocations and transfers.  All contributions, allocations and transfers directed to the closed fixed account will automatically be contributed, allocated or transferred to the Fixed Plus Account II A.

Amounts allocated to the Fixed Plus Account II A are held in the Company’s general account which supports our insurance and annuity obligations.

Additional information about this option may be found in an endorsement to the contract.

General Disclosure. Interests in the Fixed Plus Account II A have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus regarding the Fixed Plus Account II A may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this appendix regarding the Fixed Plus Account II A has not been reviewed by the SEC.

Certain Restrictions. We reserve the right to limit investments in or transfers to the Fixed Plus Account II A. You may not elect certain withdrawal options, including the systematic distribution option, if you have requested a Fixed Plus Account II A transfer or withdrawal in the prior 12-month period. Under certain emergency conditions and subject to conditions under state and/or federal law, if applicable, we may defer payment of a withdrawal from the Fixed Plus Account II A for a period of up to six months.

Interest Rates. The Fixed Plus Account II A guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit interest at a current rate that may be higher than the guaranteed minimum interest rate and the current rate may be changed at any time, except that we will not apply a decrease to the current rate following a rate change initiated solely by us prior to the last day of the three-month period measured from the first day of the month in which such change was effective. Among other factors, the safety of the interest rate guarantees depends upon the claims-paying ability of the Company. Amounts applied to the Fixed Plus Account II A will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Plus Account II A will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of credited interest rates reflects a number of factors, which may include mortality and expense risks, interest rate guarantees, the investment income earned on invested assets, the amortization of any capital gains and/or losses realized on the sale of invested assets, and whether a transfer credit, if applicable, has been selected. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Requests for Partial Withdrawals. The contract holder or you, if permitted by the plan, may take up to 20% of the Fixed Plus Account II A value as a partial withdrawal in each rolling 12-month period. We determine the amount eligible for partial withdrawal as of the date we receive a request for partial withdrawal in good order at the address referenced under “Contract Overview - Questions: Contacting the Company.” The amount allowed for partial withdrawal is reduced by any Fixed Plus Account II A withdrawals, transfers, loans or amounts applied to income phase payment options made in the prior 12 months. In calculating the 20% limit, we reserve the right to include payments made due to the election of a systematic distribution option.  We reserve the right to impose new or different restrictions and limits applicable to partial withdrawals.

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Waiver of Partial Withdrawal Limits. We waive the 20% limit if the partial withdrawal is due to the election of an income phase payment option (contracts with the Fixed Plus Account II A option require that the income phase payment option be a lifetime annuity option or a nonlifetime option on a fixed basis).  We also waive the 20% limit for withdrawals due to your death.

For certain plans and subject to certain conditions we may allow other waivers of the 20% limit on partial withdrawals including, but not limited to, partial withdrawals:

•      Due to your separation from service (provided, however, that severance of employment must qualify as separation from service under Tax Code) and when:

>     Separation from service is documented in a form acceptable to us;

>     The amount withdrawn is paid directly to you or as a direct rollover to another Tax Code Section 403(b), 401 or governmental 457(b) plan or an Individual Retirement Account or Individual Retirement Annuity designated by you; and

>     The amount paid for all partial and full withdrawals due to separation from service during the previous 12-month period does not exceed 20% of the average value of all your account(s) and all other accounts under the relevant contract during that same period.

•      As defined in the Tax Code and subject to certain conditions and limits, due to your:

>     Financial hardship;

>     In-service distribution permitted by the plan;

>     Disability certified by your employer, if applicable, and paid directly to you;

•      Due to a loan taken in accordance with the terms of the plan; and

•      When the amount in the Fixed Plus Account II A is less than or equal to $5,000.

You can determine what additional waivers, if any, and the required conditions, limits and restrictions that may apply to each waiver by referring to the contract, which includes the Fixed Plus Account II A endorsement.  Additionally, we may allow other waivers of the 20% limit or any other restriction or limit on partial withdrawals in certain circumstances on a basis that is not unfairly discriminatory.

Unless we agree otherwise, any request for a partial withdrawal that will be taken from general account assets will be deducted first from amounts allocated to the closed fixed account, if applicable, until depleted, then from the Fixed Plus Account II A.

Requests for Full Withdrawals. If the contract holder or you, as applicable, as allowed by the plan and permitted under the contract, request a full withdrawal of your account value or, the value of all individual accounts, we will pay any amounts held in the Fixed Plus Account II A with interest, in five annual payments equal to:

•      One-fifth of the individual Fixed Plus Account II A value, or the value of all individual accounts, as applicable, in the Fixed Plus Account II A on the day the request is received, reduced by any Fixed Plus Account II A withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the contract holder or you made during the prior 12 months;

•      One-fourth of the remaining Fixed Plus Account II A value 12 months later reduced by any Fixed Plus Account II A withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the contract holder or you made during the prior 12 months;

•      One-third of the remaining Fixed Plus Account II A value 12 months later reduced by any Fixed Plus Account II A withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the contract holder or you, made during the prior 12 months;

•      One-half of the remaining Fixed Plus Account II A value 12 months later reduced by any Fixed Plus Account II A withdrawals, transfers, amounts used to purchase annuity payments, or loans either by the contract holder or you made during the prior 12 months; and

•      The balance of the Fixed Plus Account II A value 12 months later.

The contract holder or you, as applicable, may cancel a full withdrawal request from the Fixed Plus Account II A at any time.

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Once a request is received for a full withdrawal, no further withdrawals, loans, or transfers will be permitted from the Fixed Plus Account II A. Your request may be cancelled at any time before the end of the five-year period. If any contributions are received to your account at any time during the five-year payment period, the full withdrawal will be cancelled and your Fixed Plus Account II A installment payments will cease. If your full withdrawal is cancelled (either by your request or due to receipt of a contribution to your account), a new five-year payment period will begin upon any future full withdrawal from the Fixed Plus Account II A.

Waiver of Full Withdrawal Provisions. For certain plans and subject to certain conditions we may waive the Fixed Plus Account II A five-installment payout for full withdrawals made due to one or more of the following:

•      Due to your death during the accumulation phase if the amount is paid within six months of your death;

•      Due to the election of a lifetime income phase payment option or a nonlifetime income phase payment option on a fixed basis;

•      When the Fixed Plus Account II A value is $5,000 or less (or, if applicable, as otherwise allowed by the plan for a lump-sum cash-out without participant consent) and no withdrawals, transfers, loans or elections of income phase payment options have been made from the account within the prior 12 months;

•      Due to your separation from service (provided, however, that severance of employment must qualify as separation from service under Tax Code) and when:

>     Separation from service is documented in a form acceptable to us;

>     The amount withdrawn is paid directly to you or as a direct rollover to another Tax Code Section 403(b), 401 or governmental 457(b) plan or an Individual Retirement Account or Individual Retirement Annuity designated by you; and

>     The amount paid for all partial and full withdrawals due to separation from service during the previous 12-month period does not exceed 20% of the average value of all your account(s) and all other accounts under the relevant contract during that same period.

•      As defined in the Tax Code and subject to certain conditions and limits, due to your:

>     Financial hardship;

>     In-service distribution permitted by the plan; or

>     Disability certified by your employer, if applicable, and paid directly to you; and

•      Due to a loan taken in accordance with the terms of the plan.

You can determine what additional waivers, if any, and the required conditions, limits and restrictions that may apply to each waiver by referring to the contract, which includes the Fixed Plus Account II A endorsement.  Additionally, we may allow other waivers of the five installment payout or any other restriction or limit on full withdrawals in certain circumstances.

Unless we agree otherwise, any request for a full withdrawal from general account assets will be deducted first from amounts allocated to the closed fixed account, if applicable, until depleted then from the Fixed Plus Account II A.

Charges. We do not make deductions from amounts in the Fixed Plus Account II A to cover mortality and expense risks. We consider these risks when determining the credited rate.

Transfers from the Fixed Plus Account II A. The contract holder or you, if allowed by the plan, may transfer 20% of your account value held in the Fixed Plus Account II A in each rolling 12-month period.  We determine the amount eligible for transfer on the day we receive a transfer request in good order. We will reduce amounts allowed for transfer by any Fixed Plus Account II A withdrawals, transfers, loans or amounts applied to income phase payment options during the prior 12 months. We also reserve the right to include payments made due to the election of any of the systematic distribution options. We will waive the percentage limit on transfers when the value in the Fixed Plus Account II A is $5,000.

If you transfer 20% of your account value held in the Fixed Plus Account II A in each of four consecutive 12-month periods, you may transfer the remaining balance in the succeeding 12-month period provided that no additional amounts are allocated to the Fixed Plus Account II A during the five year period.  The 20% amount available to transfer under this provision will be reduced by any amount transferred, taken as a loan or applied to income phase payment options within the 12-month period preceding the first 20% transfer. Also, we may reduce it for payments we made from your Fixed Plus Account II A value under any systematic distribution option.

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Unless we agree otherwise, any request for a transfer from general account assets will be deducted first from amounts allocated to the closed fixed account, if applicable, until depleted then from the Fixed Plus Account II A.

Contract Loans. If permitted under the plan, loans may be made from account values held in the Fixed Plus Account II A. See the loan agreement for a description of the amount available and possible consequences upon loan default if Fixed Plus Account II A values are used for a loan.

Transfer Credits. The Company provides a transfer credit in some cases on transferred assets, as defined by the Company, subject to certain conditions and state approvals. This benefit is provided on a nondiscriminatory basis. If a transfer credit is due under the contract, you will be provided with additional information specific to the contract.

Election of a transfer credit may impact the mortality and expense risk charge and the credited interest rate under certain fixed interest options. See “FEES” and “Interest Rates” above.

Reinstatement. To the extent permitted under the contract, amounts that would have been reinstated to the closed fixed account, as applicable, may instead be reinstated to the Fixed Plus Account II A.

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APPENDIX V FUND DESCRIPTIONS

[TO BE UPDATED BY AMENDMENT]

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should consider the investment objectives, risks and charges and expenses of the funds carefully before investing. Please refer to the fund prospectuses for additional information. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency. Fund prospectuses may be obtained free of charge at the address and telephone number referenced under “CONTRACT OVERVIEW – Questions:  Contacting the Company,” by accessing the SEC’s website or by contacting the SEC Public Reference Branch. If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Certain funds offered under the contracts have investment objectives and policies similar to other funds managed by the fund’s investment adviser. The investment results of a fund may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any fund will be comparable to those of another fund managed by the same investment adviser.

For the share class of each fund offered through your contract, please see the cover page.

Information about the Funds available for New Allocations

Fund Name Investment Adviser/Subadviser	Investment Objective(s)

American Beacon Small Cap Value Fund

Investment Adviser:  American Beacon Advisors, Inc.

Subadviser: Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Foundry Partners, LLC Hotchkis and Wiley Capital Management, LLC; Mellon Investments Corporation; and Hillcrest Asset Management, LLC

Seeks long-term capital appreciation and current income.
American Century Investments® Inflation-Adjusted Bond Fund Investment Adviser: American Century Investment Management, Inc.	Seeks to provide total return and inflation protection consistent with investment in inflation-indexed securities.
American Funds® -- EuroPacific Growth Fund® Investment Adviser: Capital Research and Management CompanySM	Seeks to provide long-term growth of capital.
American Funds® – New Perspective Fund® Investment Adviser: Capital Research and Management CompanySM	Seeks to provide long-term growth of capital. Future income is a secondary objective.
American Funds® – SMALLCAP World Fund® Investment Adviser: Capital Research and Management CompanySM	Seeks to provide long-term growth of capital.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
American Funds® - The Growth Fund of America® Investment Adviser: Capital Research and Management CompanySM	Seeks to provide growth of capital.
American Funds® - Washington Mutual Investors FundSM Investment Adviser: Capital Research and Management CompanySM	Seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.
Calvert VP SRI Balanced Portfolio Investment Adviser: Calvert Research and Management	Seeks to provide a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.
Fidelity® VIP ContrafundSM Portfolio Investment Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. and other investment advisers	Seeks long-term capital appreciation.
Fidelity® VIP Equity-Income Portfolio Investment Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. and other investment advisers	Seeks reasonable income. Also considers the potential for capital appreciation. Seeks to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
Fidelity® VIP Index 500 Portfolio Investment Adviser: Fidelity Management & Research Company Subadvisers: Geode Capital Management, LLC and FMR Co., Inc.	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
Franklin Small Cap Value VIP Fund Investment Adviser: Franklin Mutual Advisers, LLC	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization companies.
Invesco International Growth Fund Investment Adviser: Invesco Advisers, Inc.	Seeks long-term growth of capital.
JPMorgan Equity Income Fund Investment Adviser: J.P. Morgan Investment Management Inc.	Seeks capital appreciation and current income.
JPMorgan Government Bond Fund Investment Adviser: J.P. Morgan Investment Management Inc.	Seeks a high level of current income with liquidity and safety of principal.
Lazard International Equity Portfolio Investment Adviser: Lazard Asset Management LLC	Seeks long-term capital appreciation.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Oppenheimer Developing Markets Fund Investment Adviser: OFI Global Asset Management, Inc. Subadviser: OppenheimerFunds, Inc.	The Fund seeks capital appreciation.
Oppenheimer Main Street Fund® Investment Adviser: OFI Global Asset Management, Inc. Subadviser: OppenheimerFunds, Inc.	The Fund seeks capital appreciation.
Parnassus Core Equity FundSM Investment Adviser: Parnassus Investments	Seeks to achieve both capital appreciation and current income.
PIMCO CommodityRealReturn Strategy Fund® Investment Adviser: Pacific Investment Management Company LLC	Seeks maximum real return, consistent with prudent investment management.
Pioneer Equity Income Fund Investment Adviser: Pioneer Investment Management, Inc.

Seeks current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations. It invests primarily in stocks of companies that have a strong history of paying dividends, and uses fundamental research to identify those that are undervalued but possess solid assets, market leadership and management ownership.

Victory Sycamore Established Value Fund Investment Adviser: Victory Capital Management, Inc.	Seeks to provide long-term capital growth by investing primarily in common stocks.
Voya Corporate Leaders® 100 Fund Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the S&P 500® Index.
Voya Floating Rate Fund Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income.
Voya Global Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to maximize total return through a combination of current income and capital appreciation.
Voya Global Perspectives® Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)

Voya Government Money Market Portfolio*

Investment Adviser:  Voya Investments, LLC

Subadviser:  Voya Investment Management Co. LLC

*  There is no guarantee that the Voya Government Money Market Portfolio subaccount will have a positive or level return.

Seeks to provide high current return consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.
Voya Growth and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya High Yield Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide investors with a high level of current income and total return.
Voya Intermediate Bond Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

Voya Large Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth.
Voya MidCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.
Voya RussellTM Mid Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index.
Voya RussellTM Small Cap Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.
Voya Small Company Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations.
Voya SmallCap Opportunities Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital appreciation.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Solution 2025 Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Solution 2035 Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Solution 2045 Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Solution 2055 Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Solution Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
VY® American Century Small-Mid Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: American Century Investment Management, Inc.	Seeks long-term capital growth. Income is a secondary objective.
VY® Invesco Equity and Income Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks total return consisting of long-term capital appreciation and current income.
VY® JPMorgan Mid Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Seeks growth from capital appreciation.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
VY® T. Rowe Price Capital Appreciation Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
VY® T. Rowe Price Growth Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	Seeks long-term growth through investments in stocks.
Wanger USA Investment Adviser: Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

Information about the Funds Closed to New Allocations12

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Alger Responsible Investing Fund Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.
AMG Managers Fairpointe Mid Cap Fund Investment Adviser: AMG Funds LLC Subadviser: Fairpointe Capital LLC	Seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.
Amana Growth Fund Investment Adviser: Saturna Capital Corporation	Seeks long-term capital growth, consistent with Islamic principles.
Amana Income Fund Investment Adviser: Saturna Capital Corporation	Seeks current income and preservation of capital, consistent with Islamic principles. Current income is the Fund’s primarily objective.

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12   For the SUNY Voluntary Plan contracts, these funds are not available for new allocations from participants that were not invested in the funds prior to May 1, 2017.  Participants that were invested in the funds before May 1, 2017, may continue to invest in these funds although once a participant’s investment in a fund is fully liquidated the fund will no longer be available for new allocations from that participant.  For the SUNY ORP contracts, these funds are not available for new allocations from any participant beginning on May 1, 2017.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
American Century Investments® Income & Growth Fund Investment Adviser: American Century Investment Management, Inc.	Seeks long-term capital growth by investing in common stocks. Income is a secondary objective.
BlackRock Health Sciences Opportunities Portfolio Investment Adviser: BlackRock Advisors, LLC	Seeks to provide long-term growth of capital.
BlackRock Mid Cap Dividend Fund Investment Adviser: BlackRock Advisors, LLC	Seeks capital appreciation and, secondarily, income, by investing in securities, primarily equity securities that Fund management believes are undervalued and therefore represent an investment value.
Delaware Diversified Income Fund Investment Adviser: Delaware Management Company	Seeks maximum long-term total return, consistent with reasonable risk.
Fidelity® VIP Asset Manager Portfolio Investment Adviser: Fidelity Management & Research Company Subadvisers: Fidelity Investments Money Management, Inc., FMR Co., Inc. and other investment advisers	Seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.
Fidelity® VIP High Income Portfolio Investment Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc. and other investment advisers	Seeks a high level of current income, while also considering growth of capital.
Fidelity® VIP Overseas Portfolio Investment Adviser: Fidelity Management & Research Company Subadvisers: FMR Co., Inc., FMR Investment Management (UK) Limited and other investment advisers	Seeks long-term growth of capital.
Invesco American Value Fund Investment Adviser: Invesco Advisers, Inc.	Seeks total return through growth of capital and current income.
Invesco Mid Cap Core Equity Fund Investment Adviser: Invesco Advisers, Inc.	Seeks long-term growth of capital.
Invesco V.I. American Franchise Fund Investment Adviser: Invesco Advisers, Inc.	Seeks capital growth.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Invesco V.I. Core Equity Fund Investment Adviser: Invesco Advisers, Inc.	Seeks long-term growth of capital.
Loomis Sayles Limited Term Government and Agency Fund Investment Adviser: Loomis, Sayles & Company, L.P.	High current return consistent with preservation of capital.
Lord Abbett Series Fund, Inc. - Mid Cap Stock Portfolio Investment Adviser: Lord, Abbett & Co. LLC	Seeks to deliver long-term growth of capital by investing primarily in stocks of mid-sized U.S. companies.
Nuveen Global Infrastructure Fund Investment Adviser: Nuveen Fund Advisors, LLC Subadviser: Nuveen Asset Management, LLC	Seeks long-term growth of capital and income.
Pax Balanced Fund Investment Adviser: Impax Asset Management LLC	Seeks income and conservation of principal and secondarily long-term growth of capital.
PIMCO Real Return Portfolio Investment Adviser: Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.
TCW Total Return Bond Fund Investment Adviser: TCW Investment Management Company	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle.
Templeton Global Bond Fund Investment Adviser: Franklin Advisers, Inc.	Seeks current income with capital appreciation and growth of income.
USAA Precious Metals and Minerals Fund Investment Adviser: USAA Asset Management Company	A non-diversified fund that seeks long-term capital appreciation and to protect the purchasing power of your capital against inflation.
Voya Balanced Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation.
Voya Global Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term capital growth and current income.
Voya GNMA Income Fund Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Index Plus LargeCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.
Voya Index Plus MidCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P MidCap 400® Index while maintaining a market level of risk.
Voya Index Plus SmallCap Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to outperform the total return performance of the S&P SmallCap 600® Index while maintaining a market level of risk.
Voya International High Dividend Low Volatility Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks maximum total return.
Voya International Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index.
Voya Large Cap Value Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks long-term growth of capital and current income.
Voya RussellTM Large Cap Growth Index Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.
Voya Solution 2025 Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2025. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Solution 2035 Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2035. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Solution 2045 Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2045. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Solution 2055 Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC

Until the day prior to its Target Date, the Portfolio seeks to provide total return consistent with an asset allocation targeted at retirement in approximately 2055. On the Target Date, the Portfolio’s investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.

Voya Solution Income Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.
Voya Strategic Allocation Conservative Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital.
Voya Strategic Allocation Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide capital appreciation.
Voya Strategic Allocation Moderate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).
VY® Baron Growth Portfolio Investment Adviser: Voya Investments, LLC Subadviser: BAMCO, Inc.	Seeks capital appreciation.
VY® Clarion Global Real Estate Portfolio Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	Seeks high total return consisting of capital appreciation and current income.
VY® Invesco Comstock Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	Seeks capital growth and income.

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Fund Name Investment Adviser/Subadviser	Investment Objective(s)
VY® JPMorgan Emerging Markets Equity Portfolio Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	Seeks capital appreciation.
VY® Oppenheimer Global Portfolio Investment Adviser: Voya Investments, LLC Subadviser: OppenheimerFunds, Inc.	Seeks capital appreciation.
Wanger International Investment Adviser: Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.
Wells Fargo Small Company Growth Fund Investment Adviser: Wells Fargo Funds Management, LLC Subadviser: Peregrine Capital Management, Inc.	Seeks long-term capital appreciation.
Wells Fargo Special Small Cap Value Fund Investment Adviser: Wells Fargo Funds Management, LLC Subadviser: Wells Capital Management Incorporated	Seeks long-term capital appreciation.

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APPENDIX VI MGWB ENDORSEMENT PARTIAL WITHDRAWAL EXAMPLES

For the purposes of these examples, eligible account value means your account value excluding any amount invested in an employee Roth 403(b) account.

Example 1:  Adjustment to the MGWB Remaining Guaranteed Balance for a withdrawal that does not exceed the Maximum Annual Withdrawal.

Assume the Maximum Annual Withdrawal is $5,000, and a net withdrawal of $5,000 (with $0 early withdrawal charges and/or MVA) is taken.

	Eligible Account Value	MGWB Base	MGWB Remaining Guaranteed Balance
Values just prior to the withdrawal	$100,000	$100,000	$100,000
Values after the withdrawal	$95,000	$100,000	$95,000

MGWB Remaining Guaranteed Balance is reduced dollar for dollar for withdrawals that do not exceed the Maximum Annual Withdrawal.

Example 2:  Adjustment to the MGWB Remaining Guaranteed Balance and the MGWB Base for a withdrawal in excess of the Maximum Annual Withdrawal.

Assume (a) the Maximum Annual Withdrawal is $5,000; (b) the MAW Percentage is 5%; (c) a net withdrawal of $2,000 (with $0 early withdrawal charges and/or MVA) is taken; (d) cumulative net withdrawals previously taken during the calendar year totaled $4,000; and (e) eligible account value has decreased to $90,000 prior to this withdrawal.

	Eligible Account Value	MGWB Base	MGWB Remaining Guaranteed Balance	Maximum Annual Withdrawal
Values just prior to the withdrawal	$90,000	$100,000	$96,000	$5,000
Values after the withdrawal	$88,000	$88,000	$88,000	$4,400

The net withdrawal of $2,000 has caused the cumulative net withdrawals taken during the calendar year to equal $6,000 ($4,000 + $2,000), which exceeds the Maximum Annual Withdrawal of $5,000. As a result, the MGWB Base and the MGWB Remaining Guaranteed Balance are reduced to the lesser of the MGWB Remaining Guaranteed Balance less the net withdrawal, $94,000 ($96,000 - $2,000), or the eligible account value immediately after the withdrawal, $88,000 ($90,000 - $2,000). The Maximum Annual Withdrawal is now reduced to $4,400 ($88,000 x 5%).

Example 3:  Adjustment to the MGWB Remaining Guaranteed Balance and the MGWB Base for a withdrawal in excess of the Maximum Annual Withdrawal, including early withdrawal charges and/or negative MVA.

Assume the Maximum Annual Withdrawal is $5,000, the MAW Percentage is 5%, and a net withdrawal of $5,500 (with early withdrawal charges or negative MVA of $500) is taken.

	Eligible Account Value	MGWB Base	MGWB Remaining Guaranteed Balance	Maximum Annual Withdrawal
Values just prior to the withdrawal	$100,000	$100,000	$100,000	$5,000
Values after the withdrawal	$94,000	$94,000	$94,000	$4,700

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The gross withdrawal of $6,000 ($5,500 + $500) reduces eligible account value. The net withdrawal of $5,500 exceeds the Maximum Annual Withdrawal of $5,000. As a result, the MGWB Base and the MGWB Remaining Guaranteed Balance are reduced to the lesser of the MGWB Remaining Guaranteed Balance less the net withdrawal, $94,500 (100,000 - $5,500) or the eligible account value immediately after the withdrawal, $94,000 ($100,000 - $6,000). The Maximum Annual Withdrawal is now reduced to $4,700 ($94,000 x 5%).

Example 4:  A withdrawal exceeds the Maximum Annual Withdrawal but does not exceed the Additional Withdrawal Amount.

Assume the Maximum Annual Withdrawal is $5,000. On the first day of the calendar year, the Required Minimum Distribution for the current calendar year applicable to this contract is determined to be $6,000. The Additional Withdrawal Amount is set to equal the excess of this amount above the Maximum Annual Withdrawal, $1,000 ($6,000 - $5,000).

Also assume a net withdrawal of $2,000 (with $0 early withdrawal charges and/or MVA) is taken and cumulative net withdrawals previously taken during the calendar year totaled $4,000.

	Eligible Account Value	MGWB Base	MGWB Remaining Guaranteed Balance	Maximum Annual Withdrawal
Values just prior to the withdrawal	$96,000	$100,000	$96,000	$5,000
Values after the withdrawal	$94,000	$100,000	$94,000	$5,000

Total net withdrawals taken, $6,000 ($4,000 + $2,000), exceed the Maximum Annual Withdrawal, $5,000. However the MGWB Base and the MGWB Remaining Guaranteed Balance are not adjusted as described in Example 2 above because the total net withdrawals taken ($6,000) did not exceed the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount of $6,000 ($5,000 + 1,000). Instead, only the MGWB Remaining Guaranteed Balance is reduced dollar for dollar for the amount of the withdrawal to $94,000 ($96,000 - $2,000). If the total net withdrawals taken had exceeded the sum of the Maximum Annual Withdrawal and the Additional Withdrawal Amount, the MGWB Base and the MGWB Remaining Guaranteed Balance would be adjusted as described in Example 2, above.

Example 5:  The Reset Option is utilized.

Assume the Maximum Annual Withdrawal is $5,000, the MAW Percentage is 5%, and the eligible account value has increased above the MGWB Base.

	Eligible Account Value	MGWB Base	MGWB Remaining Guaranteed Balance	Maximum Annual Withdrawal
Values just prior to reset	$110,000	$100,000	$90,000	$5,000
Values after the reset	$110,000	$110,000	$110,000	$5,500

Upon reset, the MGWB Base and the MGWB Remaining Guaranteed Balance are increased to the eligible account value. The Maximum Annual Withdrawal is now $5,500 ($110,000 x 5%).

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APPENDIX VII EXAMPLES OF MGWB REBALANCING

The following examples are designed to assist you in understanding how MGWB Rebalancing works. The examples assume that there are no investment earnings or losses.

I. Subsequent Payments

A. Assume that on Day 1, you purchased the MGWB Endorsement and your eligible account value (i.e., your account value excluding any amounts invested in an employee Roth 403(b) account) is $100,000, which is allocated 100% to Accepted Investment Options. No MGWB Rebalancing would occur, because this allocation meets the required investment option allocation.

B. Assume that on Day 2, you invested an additional purchase payment of $500,000, bringing your total eligible account value to $600,000, and you allocated this purchase payment 100% to Other Investment Options. Because the percentage allocated to the Fixed Allocation Investment Options (0%) is less than 25% of the total amount allocated to the Fixed Allocation Investment Options and the Other Investment Options, we will automatically reallocate $125,000 from the amount allocated to the Other Investment Options (25% of the $500,000 allocated to the Other Investment Options) to the Fixed Rebalancing Investment Option. Your ending allocations will be $100,000 to Accepted Investment Options, $125,000 to the Fixed Rebalancing Investment Option, and $375,000 to the Other Investment Options.

II. Partial Withdrawals

A. Assume that on Day 1, you purchased the MGWB Endorsement and your eligible account value is $100,000, which is allocated 70% to Accepted Investment Options ($70,000), 25% to the Fixed Allocation Investment Options ($25,000), and 5% to Other Investment Options ($5,000). No MGWB Rebalancing would occur, because this allocation meets the required investment option allocation.

B. Assume that on Day 2, you requested a partial withdrawal of $24,000 from the Fixed Allocation Investment Options. Because the remaining amount allocated to the Fixed Allocation Investment Options ($1,000) is less than 25% of the total amount allocated to the Fixed Allocation Investment Options and the Other Investment Options, we will automatically reallocate $500 from the Other Investment Options to the Fixed Rebalancing Investment Option, so that the amount allocated to the Fixed Allocation Investment Options ($1,500) is 25% of the total amount allocated to the Fixed Allocation Investment Options and Other Investment Options ($6,000).

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FOR MASTER APPLICATIONS ONLY

I hereby acknowledge receipt of Variable Annuity Account C State University of New York SUNY group deferred variable annuity prospectus dated May 1, 2020.

____ Please send a Variable Annuity Account C Statement of Additional Information (Form No. SAI.81216-20) dated May 1, 2020.

____ Please send the most recent annual and/or quarterly report of Voya Retirement Insurance and Annuity Company.

CONTRACT HOLDER’S SIGNATURE

DATE

PRO.81216-20

PART B

VARIABLE ANNUITY ACCOUNT C OF VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Statement of Additional Information dated May 1, 2020

Group Variable Annuity Contracts issued to

The State University of New York (“SUNY”) Defined Contribution Retirement Plans

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account C (the “Separate Account”) dated May 1, 2020 describing contracts issued in connection with the Defined Contribution Plans for the State University of New York.

A free prospectus is available upon request from the local Company office or by writing to or calling:

For all regular mail, please use:

Customer Service

Voya

P.O. Box 990063

Harford, CT 06199-0063

For overnight mail, please use:

Customer Service

Voya

One Orange Way

Windsor, CT 06095-4774

1-800-584-6001

Read the prospectus before you invest. Unless otherwise indicated, terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

GENERAL INFORMATION AND HISTORY

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002 until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

The Company serves as the depositor for the separate account.

The Company has established the Service Center to provide administrative support to the contract holder and participants of the State University of New York Defined Contribution Retirement Plan (“SUNY”).  This office will handle enrollments, billing, transfers, redemptions, and inquiries for all SUNY contract holders and participants. All forms and correspondence should be sent to the address listed on the cover of this Statement of Additional Information.

Other than the mortality and expense risk charge and administrative expense charge described in the prospectus, all expenses incurred in the operations of the separate account are borne by the Company. However, the Company does receive compensation for certain administrative or distribution costs from the funds or affiliates of the funds used as funding options under the contract. See “Fees” in the prospectus.

The assets of the separate account are held by the Company. The separate account has no custodian. However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

From this point forward, the term “contract(s)” refers only to those offered through the prospectus.

VARIABLE ANNUITY ACCOUNT C

Variable Annuity Account C is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Purchase payments to accounts under the contract may be allocated to one or more of the subaccounts. Each subaccount invests in the shares of only one of the funds offered under the contract. We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions, under all contracts, or under all plans.

A complete description of each of the funds, including their investment objectives, policies, risks and fees and expenses, is contained in the prospectuses and statements of additional information for each of the funds.

2

OFFERING AND PURCHASE OF CONTRACTS

The Company is the depositor and the Company’s subsidiary, Voya Financial Partners, LLC serves as the principal underwriter for the contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774. The contracts are distributed through life insurance agents licensed to sell variable annuities who are registered representatives of Voya Financial Partners, LLC or of other registered broker-dealers who have entered into sales arrangements with Voya Financial Partners, LLC.  The offering of the contracts is continuous. A description of the manner in which contracts are purchased may be found in the prospectus under the sections entitled “Contract Ownership and Rights” and “Your Account Value.”

[TO BE UPDATED BY AMENDMENT]

Compensation paid to the principal underwriter, Voya Financial Partners, LLC, for the years ending December 31, 2018, 2017 and 2016 amounted to $54,251,364.57, $53,079,777.93 and $51,308,844.30, respectively. These amounts reflect compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account C of the Company.

INCOME PHASE PAYMENTS

When you begin receiving payments under the contract during the income phase (see “Income Phase” in the prospectus), the value of your account is determined using accumulation unit values as of the 10th valuation before the first payment is due. Such value (less any applicable premium tax charge) is applied to provide payments to you in accordance with the payment option and investment options elected.

The annuity option tables found in the Contract show, for each option, the amount of the first payment for each $1,000 of value applied. When you select variable income payments, your account value purchases annuity units (“Annuity Units”) of the separate account subaccounts corresponding to the funds you select. The number of Annuity Units purchased is based on your account value and the value of each unit on the day the Annuity Units are purchased. Thereafter, variable payments fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5.0% per annum). Selection of a 5.0% rate causes a higher first payment, but payments will increase thereafter only to the extent that the net investment rate increases by more than 5.0% on an annual basis. Payments would decline if the rate failed to increase by 5.0%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the income phase begins, the annuitant is credited with a fixed number of Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first payment based on a particular investment option, and (b) is the then current Annuity Unit value for that investment option. As noted, Annuity Unit values fluctuate from one valuation to the next (see “Your Account Value” in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a 10 day valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5.0% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the income phase.

3

EXAMPLE:

Assume that, at the date payments are to begin, there are 3,000 accumulation units credited under a particular contract or account and that the value of an accumulation unit for the 10th valuation prior to retirement was $13.650000.  This produces a total value of $40,950.

Assume also that no premium tax charge is payable and that the annuity option table in the contract provides, for the payment option elected, a first monthly variable annuity payment of $6.68 per $1000 of value applied; the annuitant’s first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an Annuity Unit upon the valuation on which the first payment was due was $13.400000. When this value is divided into the first monthly payment, the number of Annuity Units is determined to be 20.414. The value of this number of Annuity Units will be paid in each subsequent month.

Suppose there were 30 days between the initial and second payment valuation dates. If the net investment factor with respect to the appropriate subaccount is 1.0032737 as of the 10th valuation preceding the due date of the second monthly income phase payment, multiplying this factor by .9971779* = .9999058^30 (to take into account 30 days of the assumed net investment rate of 3.5% per annum built into the number of Annuity Units determined above) produces a result of 1.000442. This is then multiplied by the Annuity Unit value for the prior valuation ($13.400000 from above) to produce an Annuity Unit value of $13.405928 for the valuation occurring when the second income phase payment is due.

The second monthly income phase payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 20.414 times $13.405928, which produces a payment of $273.67.

*If an assumed net investment rate of 5.0% is elected, the appropriate factor to take into account such assumed rate would be .9959968 = .9998663^30.

PERFORMANCE REPORTING

We may advertise different types of historical performance for the subaccounts including:

•      Standardized average annual total returns; and

•      Non-standardized average annual total returns.

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent month end, one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account or from the date the fund was first available under the separate account. As an alternative to providing the most recent month-end performance, we may provide a phone number, website or both where these returns may be obtained. Standardized average annual total returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges and administrative expense charges, if any).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except that we may also include performance from the Fund’s inception date, if that date is earlier than the one we use for standardized returns.

SALES MATERIAL AND ADVERTISING

We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts.  We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as personal savings accounts and certificates of deposit.

4

We may distribute sales literature that compares the percentage change in accumulation unit values for any of the subaccounts to established market indices such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor’s Corporation and Moody’s Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar, Inc. and Lipper Analytical Services, Inc. which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the asset classes they represent and use such categories in marketing materials for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals.  From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money Magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders or participants. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contracts and the characteristics of and market for such financial instruments.

EXPERTS

[TO BE UPDATED BY AMENDMENT]

The statements of assets and liabilities of Variable Annuity Account C as of December 31, 2018, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated financial statements of the Company as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, included in the Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 200 Clarendon St., Boston, MA 02116.

[FINANCIAL STATEMENTS TO BE ADDED BY AMENDMENT]

5

Form No. SAI.81216-20	VRIAC Ed. May 2020

VARIABLE ANNUITY ACCOUNT C PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits
(a)	Financial Statements:
(1)	Included in Part A*: Condensed Financial Information
(2)	Included in Part B*: Financial Statements of Variable Annuity Account C:
-	Report of Independent Registered Public Accounting Firm
-	Statements of Assets and Liabilities as of December 31, 2019
-	Statements of Operations for the year ended December 31, 2019
-	Statements of Changes in Net Assets for the years ended December 31, 2019 and 2018
-	Notes to Financial Statements
Consolidated Financial Statements of Voya Retirement Insurance and Annuity Company:
-	Report of Independent Registered Public Accounting Firm
-	Consolidated Balance Sheets as of December 31, 2019 and 2018
-	Consolidated Statements of Operations for the years ended December 31, 2019, 2018 and 2017
-	Consolidated Statements of Comprehensive Income for the years ended December 31, 2019, 2018 and 2017
-	Consolidated Statements of Changes in Shareholder’s Equity for the years ended December 31, 2019, 2018 and 2017
-	Consolidated Statements of Cash Flows for the years ended December 31, 2019, 2018 and 2017
-	Notes to Consolidated Financial Statements

* To be filed by amendment

(b)	Exhibits*
	(1)	Resolution establishing Variable Annuity Account C • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 033-75986), as filed on April 22, 1996.
	(2)	Not Applicable
	(3.1)	Standard Form of Broker-Dealer Agreement • Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2006.
(3.2)

Underwriting Agreement dated November 17, 2006 between ING Life Insurance and Annuity Company and ING Financial Advisers, LLC • Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 (File No. 033-75996), as filed on December 20, 2006.

(3.3)

Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC and ING Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-167680), as filed on February 11, 2011.

(3.4)

Amendment No. 1 made and entered into as of December 1, 2013 to the Intercompany Agreement dated as of December 22, 2010 by and among ING Investment Management LLC and ING Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(3.5)

Amendment No. 2, effective as of September 30, 2014, to the Intercompany Agreement dated as of December 22, 2010 by and between ING Investment Management LLC (now known as Voya Investment Management LLC) and ING Life Insurance and Annuity Company (now known as Voya Retirement Insurance and Annuity Company) • Incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-4 (File No. 033-75962), as filed on December 16, 2014.

(3.6)

Amendment No. 4, effective March 1, 2016, to the Intercompany Agreement dated as of December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC (IIM) (now known as Voya Investment Management LLC or VIM) and ING Life Insurance and Annuity Company (ILIAC) (now known as Voya Retirement Insurance and Annuity Company or VRIAC) • Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 333-167182), as filed on June 24, 2016.

(3.7)

Amendment No. 5, effective as of May 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company on September 28, 2017 • Incorporated by reference herein to the Initial Registration Statement on Form N-4 (File No. 333-220690), as filed on September 28, 2017.

(3.8)

Amendment No. 6, effective as of July 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company on September 28, 2017 • Incorporated by reference herein to the Initial Registration Statement on Form N-4 (File No. 333-220690), as filed on September 28, 2017.

(4.1)	Variable Annuity Contract (G-TDA-HH(XC/M)) • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 17, 1996.
(4.2)	Variable Annuity Contract (G-TDA-HH(XC/S)) • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 17, 1996.

(4.2)	Variable Annuity Contract (G-401-IB(X/M)) • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 17, 1996.
(4.3)	Variable Annuity Contract (G-CDA-IB(XC/SM)) • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 17, 1996.
(4.4)	Variable Annuity Certification (GTCC-HH(XC/M)) • Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 17, 1998.
(4.5)	Variable Annuity Certificate (GTCC-HH(XC/S)) • Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 17, 1998.
(4.6)

Variable Annuity Contract Certificate (GC401-IB(X/M) to Contract
G-401-IB(X/M) • Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2003.

(4.7)

Variable Annuity Contract Certificate (GC403-IB(XC/SM) to Contract
G-CDA-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2003.

(4.8)

Group Fixed and Variable Contract Certificate GC401-IB(X-M)-15 refiled for Voya name change and approved on 9/15/17 • Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 24, 2019.

(4.9)

Fixed and Variable Contract Certificate GC403-IB(XC-SM)-15 refiled for Voya name change and approved on 9/15/17 • Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 24, 2019.

(4.10)

Endorsement (ENYSUTMF97) to Contract G-TDA-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 14, 1997.

(4.11)

Endorsement (ENYSUTMF97(S)) to Contract G-TDA-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 14, 1997.

(4.12)

Endorsement (ESUNYSDO97) to Contracts G-CDA-IB(XC/SM) and
G-401-IB(X/M) and Contract Certificates GC401-IB(X/M) and
GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 12, 1997.

(4.13)

Endorsement (EGAA(5/98) NY) to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 17, 1998.

(4.14)

Endorsement (EG403-GIE-98)-XC to Contract G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement on Form N-4 (File No. 333-01107), as filed on September 10, 1998.

(4.15)

Endorsement (EG403-GI-98) to Contract G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-4 (File No. 033-75962), as filed on September 15, 1998.

(4.16)

Endorsement (ENYS-XC/M-00) to Contract G-TDA-HH(XC/M) and Certificate G-TDA-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form S-1 (File No. 033-75962), as filed on April 13, 2000.

(4.17)

Endorsement (ENYS-XC/S-00) to Contract G-TDA-HH(XC/S) and Certificate G-TDA-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form S-1 (File No. 033-75962), as filed on April 13, 2000.

(4.18)

Endorsement (EGSF-IB(XC/M)) to Contract G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 (File No. 033-75962), as filed on December 6, 2000.

(4.19)

Endorsement (EGAA-ID(XC)) to Contract G-TDA-HH(XC/S) and Certificate GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-4 (File No. 033-75962), as filed on December 6, 2000.

(4.20)

Endorsement EDSC-94(XC/M) to Contract G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-4 (File No. 033-75962), as filed on December 13, 2000.

(4.21)

Endorsement (ESU401-01) to Contract G-401-IB(X/M) and Certificate
GC401-IB(X/M) • Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 033-81216), as filed on December 11, 2001.

(4.22)

Endorsement (ESU403-01) to Contract G-CDA-IB(XC/SM) and Certificate GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 033-81216), as filed on December 11, 2001.

(4.23)

Endorsement (ENYS-AR-01) to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2002.

(4.24)

Endorsement EEGTRRA-HEG(01) to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Contract Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2002.

(4.25)

Endorsement ESUNY-02 to Contracts G-401-IB(X/M) and G-CDA-IB(XC/SM) and Contract Certificates GC401-IB(X/M) and GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2002.

(4.26)

Endorsement ESUNY-02-1 to Contracts G-401-IB(X/M) and G-CDA-IB(XC/SM) and Certificates GC401-IB(X/M) and GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-4 (File No. 033-81216), as filed on December 8, 2003.

(4.27)

Endorsement E-LOANSBA(1/02) to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Contract Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-4 (File No. 033-75962), as filed on December 17, 2004.

(4.28)

Contract Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-4 (File No. 033-75962), as filed on December 17, 2004.

(4.29)

Endorsement ESUNY-LOAN (9/04) to Contracts G-401-IB(X/M) and G-CDA-IB(XC/SM) and Certificates GC401-IB(X/M) and GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 10, 2005.

(4.30)

Roth 403(b) Endorsement - E-ROTH403B-M-05 to Contract G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 11, 2006.

(4.31)

Roth 403(b) Endorsement - E-ROTH403B-S-05 to Contract G-TDA-HH(XC/S) and Certificate GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 11, 2006.

(4.32)	Endorsement E-NYSUTDB-06 • Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-75962), as filed on September 27, 2006.
(4.33)

Endorsement E-LNDFLT (1/04) to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Contract Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2007.

(4.34)

Endorsement ENYSTINTM (9/04) to Contract G-TDA-HH(XC/M) and Contract Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2007.

(4.35)

Endorsement ENYSTINTS (9/04) to Contract G-TDA-HH(XC/S) and Contract Certificate GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2007.

(4.36)

Endorsement ENYSUTBEN 97 to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Contract Certificate GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2007.

(4.37)

Rider Schedule to Minimum Guaranteed Withdrawal Benefit (E-MGWB-07 SCH) to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Contract Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(4.38)

Minimum Guaranteed Withdrawal Benefit Rider with Reset Option (MGWB)-(E-MGWB-07) to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Contract Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 51 to Registration Statement on Form N-4 (File No. 033-75962), as filed on July 27, 2007.

(4.39)

Endorsement ESUNY-HDSP-04 to Contract G-403-IB(X/M) and Certificate GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2007.

(4.40)

Endorsement E-403bR-09 to Contract Certificate GC403-IB(XC/SM) and Contract G-CDA-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 13, 2009.

(4.41)

Endorsement E-403bTERM-08 to Contract Certificate GC403-IB(XC/SM) and Contract G-CDA-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 13, 2009.

(4.42)

Endorsement E-403bR-09 to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 9, 2009.

(4.43)

Endorsement E-403bTERM-08 to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 54 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 9, 2009.

(4.44)

Endorsement NYOPSC-09 Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Contract Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 57 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 5, 2011.

(4.45)

Endorsement E-DOMA-10 to Contracts G-401-IB(X/M) and G-CDA-IB(XC/SM) and Certificates GC401-IB(X/M), GC403-IB(XC/SM), GFE-PCCA-IC(NY) and GFE-PPCA-IC(NY) • Incorporated by reference to Post-Effective Amendment No. 45 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2012.

(4.46)

Endorsement E-SUNYDE-12 to Contract G-401-IB(X/M) and Certificate GC401-IB(X/M) • Incorporated by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2013.

(4.47)

Endorsement E-USWD-13 to Contracts G-TDA-HH(XC/M) and G-TDA-HH(XC/S) and Contract Certificates GTCC-HH(XC/M) and GTCC-HH(XC/S) • Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2014.

(4.48)

Endorsement E-OPDE-14 to Contract G-TDA-HH (XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(4.49)

Endorsement EVNMCHG (09/14) name change endorsement • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(4.50)

Endorsement E-RO457-11 to Contracts GLID-CDA-HO, GID-CDA-HO, GSD-CDA-HO, G-CDA-HD(X), G-CDA-HD(X/NS), GAGOV-98(NY) and GF-PVA-IC(NY) • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(4.51)

Endorsement E-NYSUTDB-06 (refiling under VRIAC) to Contract G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(4.52)

Endorsement NYOPSC-09 (refiling under VRIAC) to Contract G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(4.53)

Endorsement E-403bR-09 (refiling under VRIAC) to Contract G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(4.54)

Endorsement E-403bTERM-08 (refiling under VRIAC) to Contracts G-TDA-HH(XC/M) and Certificate GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(4.55)

Endorsement E-SUNYDE-12 (refiling under VRIAC) to Contract G-401-IB(X/M) and Certificate GC401-IB(X/M) • Incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 13, 2015.

(4.56)

Endorsement E-403bR-09 (refiling under VRIAC) to Contract G-CDA-IB(XC/SM) and Contract Certificate GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 13, 2015.

(4.57)

Endorsement E-403bTERM-08 (refiling under VRIAC) to Contract G-CDA-IB(XC/SM) and Contract Certificate GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 13, 2015.

(4.58)

Endorsement EEGTRRA-HEG(01) (refiling under VRIAC) to Contract G-CDA-IB(XC/SM) and Contract Certificate GC403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 52 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 13, 2015.

(4.59)

Payment of Surrender Value Endorsement E-SUNYEASE-15 to Contracts G-401-IB(X/M) and G-CDA-IB(XC/SM) and Contract Certificates GC401-IB(X/M) and GC-403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 19, 2016.

(4.60)

Sum Payable at Death Endorsement E-SUNYDB-15 to Contracts G-401-IB(X/M) and G-CDA-IB(XC/SM) and Contract Certificates GC401-IB(X/M) and GC-403-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 19, 2016.

(4.61)

Endorsement E-OPEASE-15 to Contracts G-TDA-HH(XC/S) and G-TDA-HH(XC/M) and Certificates GTCC-HH(XC/S) and GTCC-HH(XC/M) • Incorporated by reference to Post-Effective Amendment No. 67 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 15, 2016.

(4.62)

Endorsement E-GMIRSUNY-17 to Contracts G-401-IB(X/M) and G-CDA-IB(XC/SM) • Incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-4 (File No. 033-81216), as filed on October 13, 2017.

(5.1)

Variable Annuity Contract Application (300-GTD-NY(5/98)) • Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-4 (File No. 033-75962), as filed on September 15, 1998.

(5.2)

Opportunity Plus Application 300-TDA-HH 09 (XC) 09/01/2014 • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(6.1)

Restated Certificate of Incorporation (amended and restated as of October 1, 2007) of ING Life Insurance and Annuity Company • Incorporated by reference to ING Life Insurance and Annuity Company Annual Report on Form 10-K (File No. 033-23376), as filed on March 31, 2008.

(6.2)

Amended and Restated By-Laws of ING Life Insurance and Annuity Company, effective October 1, 2007 • Incorporated by reference to the ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 033-23376), as filed on March 31, 2008.

(7)	Not Applicable
(8.1)

(Retail) Selling and Services Agreement and Fund Participation Agreement made and entered into June 27, 2008 by and among ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, American Beacon Advisors, Inc. and Foreside Fund Services, LLC • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.2)

(Retail) Assignment of Selling and Services Agreement and Fund Participation Agreement Letter dated June 24, 2008 agreed and consented to by ING Life Insurance and Annuity Company and ING Financial Advisors, LLC • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.3)

(Retail) First Amendment dated February 9, 2009 to the Selling and Services Agreement and Participation Agreement dated June 27, 2008 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLP, ING Financial Advisers, LLC and American Beacon Advisers, Inc. • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.4)

(Retail) Second Amendment dated July 14, 2009 to the Selling and Services Agreement and Participation Agreement dated June 27, 2008 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLP, ING Financial Advisers, LLC and American Beacon Advisers, Inc. and amended on February 9, 2009 • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.5)

(Retail) Third Amendment dated January 25, 2010 to the Selling and Services Agreement and Participation Agreement dated June 27, 2008 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLP, ING Financial Advisers, LLC and American Beacon Advisers, Inc. and amended on February 9, 2009 and July 14, 2009 • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.6)

(Retail) Assignment of Rule 22c-2 Agreement Letter dated June 24, 2008 agreed and consented to by ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.7)

Rule 22c-2 Agreement dated June 19, 2008 between American Beacon Advisors, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.8)

(Retail) Fund Participation Agreement dated as of July 1, 2000 between Aetna Life Insurance and Annuity Company, American Century Services Corporation and American Century Investment Services, Inc. • Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 13, 2000.

(8.9)

(Retail) Amendment No. 1 effective November 7, 2003 to Fund Participation Agreement dated as of July 1, 2000 between ING Life Insurance and Annuity Company and American Century Investment Services, Inc. • Incorporated by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 13, 2004, and by reference to Amendment No. 2 to Post-Effective Amendment No. 48 (File No. 033-75962), as filed on April 10, 2007, and by reference to Amendment No. 3 to Post-Effective Amendment No. 10 (File No. 333-105479), as filed on April 11, 2008, and by reference to Amendment No. 4 to Post-Effective Amendment No. 6 (File No. 333-167680), as filed on April 7, 2014.

(8.10)

(Retail) Novation Agreement dated February 23, 2010 to Fund Participation Agreement dated as of July 1, 2000 between American Century Investment Services, Inc., American Century Services, LLC and ING Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 3, 2012.

(8.11)

(Retail) Selling and Services Agreement dated as of July 1, 2000 by and among Aetna Investment Services, Inc., Aetna Life Insurance and annuity Company, American Century Services Corporation and American Century Investment Services, Inc. • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(8.12)

(Retail) Amendment No. 1 effective November 7, 2003 to Selling and Services Agreement dated as of July 1, 2000 by and between ING Financial Advisers, LLC (formerly known as Aetna Investment Services, Inc.), ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) and American Century Investment Services, Inc. • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(8.13)

(Retail) Amendment No. 2 effective October 1, 2004 to Selling and Services Agreement dated as of July 1, 2000 by and between ING Financial Advisers, LLC (formerly known as Aetna Investment Services, Inc.), ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company), American Century Investment Services, Inc. and American Century Services, LLC (formerly known as American Century Services Corporation) as amended on November 7, 2003 • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(8.14)

(Retail) Amendment No. 3 effective April 1, 2007 to Selling and Services Agreement dated as of July 1, 2000 by and between ING Financial Advisers, LLC (formerly known as Aetna Investment Services, Inc.), ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company), American Century Investment Services, Inc. and American Century Services, LLC (formerly known as American Century Services Corporation) as amended on October 1, 2004 and November 7, 2003 • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(8.15)

(Retail) Fourth Amendment dated as of April 6, 2009 to Selling and Services Agreement dated as of July 1, 2000 by and between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company), ING Institutional Plan Services, LLP, ING Financial Advisers, LLC (formerly known as Aetna Investment Services, Inc.), American Century Investment Services, Inc. and American Century Services, LLC (formerly known as American Century Services Corporation) as amended on April 1, 2007, October 1, 2004 and November 7, 2003 • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(8.16)

(Retail) Fifth Amendment dated as of July 1, 2013 to Selling and Services Agreement dated as of July 1, 2000 by and between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company), ING Institutional Plan Services, LLP, ING Financial Advisers, LLC (formerly known as Aetna Investment Services, Inc.), American Century Investment Services, Inc. and American Century Services, LLC (formerly known as American Century Services Corporation) as amended on November 7, 2003, October 1, 2004, April 1, 2007 and April 6, 2009 • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(8.17)

(Retail) Novation Agreement dated February 23, 2010 to Selling and Services Agreement dated as of July 1, 2000 by and among American Century Investment Services, Inc., American Century Services, LLC, ING Financial Advisors, LLC, ING Life Insurance and Annuity Company and ING Institutional Plan Services LLP • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(8.18)

Rule 22c-2 Agreement dated April 4, 2007 and is effective as of October 16, 2007 between American Century Investment Services, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.19)

(Retail) Participation Agreement dated as of January 1, 2003 by and among ING Life Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, American Funds Distributors, Inc. and American Funds Service Company • Incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 16, 2005.

(8.20)

(Retail) First Amendment is made and entered into as of January 3, 2006 to the Participation Agreement dated January 1, 2003 by and among ING Life Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, American Funds Distributors, Inc. and American Funds Service Company and amended on November 1, 2006, February 1, 2007, October 1, 2008, January 30, 2009, May 1, 2009, December 1, 2010 and February 1, 2011 • Incorporated by reference to Post-Effective Amendment No. 47 to Registration Statement on Form N-4 (File No. 033-75962), as filed on November 21, 2006, and by reference to Post-Effective Amendment No. 46 (File No. 333-01107), as filed on February 15, 2008, and by reference to Post-Effective Amendment No. 54 (File No. 333-01107), as filed on November 18, 2008, and by reference to Post-Effective Amendment No. 54 (File No. 033-75962), as filed on April 9, 2009, and by reference to Post-Effective Amendment No. 55 (File No. 033-75962), as filed on April 8, 2010, and by reference to Post-Effective Amendment No. 1 (File No. 333-167680), as filed on February 11, 2011, and by reference to Post-Effective Amendment No. 58 (File No. 033-75962), as filed on December 16, 2011.

(8.21)

(Retail) Selling Group Agreement among American Funds Distributors, Inc. and Aetna Investment Services, Inc. dated June 30, 2000 • Incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 16, 2005.

(8.22)

(Retail) Supplemental Selling Group Agreement by and among American Funds Distributors, Inc. and Aetna Investment Services, Inc. dated June 30, 2000 • Incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 16, 2005.

(8.23)

(Retail) Omnibus addendum (R shares) dated February 6, 2004 to the Selling Group Agreement dated June 30, 2000 and effective January 1, 2003 between American Funds Distributors, Inc. and ING Financial Advisers, LLC • Incorporated by reference to Post-Effective Amendment No. 42 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 16, 2005.

(8.24)

Rule 22c-2 Agreement dated and effective as of April 16, 2007 and operational on October 16, 2007 between American Funds Service Company, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.25)

(Retail) Selling and Services Agreement and Fund Participation Agreement dated March 19, 2010 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLC, ING Financial Advisers, LLC, Aston Asset Management, LLC, Aston Funds and PFPC Distributors, Inc. • Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-167680), as filed on June 22, 2010.

(8.26)

Rule 22c-2 Agreement made and entered into as of March 19,2010 between Aston Fund, Aston Asset Management, LLC, PFPC Distributors, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 57 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 8, 2010.

(8.27)

Fund Participation Agreement dated December 1, 1997 among Calvert Responsibly Invested Balanced Portfolio, Calvert Asset Management Company, Inc. and Aetna Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 19, 1998.

(8.28)

Service Agreement dated December 1, 1997 between Calvert Asset Management Company, Inc. and Aetna Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 19, 1998.

(8.29)

Rule 22c-2 Agreement dated no later than April 16, 2007 and is effective as of October 16, 2007 between Calvert Distributors, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.30)

(Retail) Selling and Services Agreement and Fund Participation Agreement dated March 17, 2009 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLC, ING Financial Advisers, LLC, and Delaware Service Company, Inc. • Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-81216), as filed on August 15, 2012.

(8.31)

Schedule A-1 dated August 1, 2010 to Selling and Services Agreement and Fund Participation Agreement dated March 17, 2009 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLC, ING Financial Advisers, LLC, and Delaware Service Company, Inc. • Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-81216), as filed on August 15, 2012.

(8.32)

Schedule A-1 dated September 30, 2009 to Selling and Services Agreement and Fund Participation Agreement dated March 17, 2009 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLC, ING Financial Advisers, LLC, and Delaware Service Company, Inc. • Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2013.

(8.33)

Schedule A-1 April 17, 2009 to Selling and Services Agreement and Fund Participation Agreement dated March 17, 2009 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLC, ING Financial Advisers, LLC, and Delaware Service Company, Inc. • Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2013.

(8.34)

Rule 22c-2 Agreement made and entered into as of March 17, 2009 between Delaware Service Company, Inc. and ING Life Insurance and Annuity Company and ING National Trust • Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-81216), as filed on August 15, 2012.

(8.35)

Amended and Restated Participation Agreement as of June 26, 2009 by and among ING Life Insurance and Annuity Company, Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 18, 2009.

(8.36)

First Amendment as of June 26, 2009 to Participation Agreement as of June 26, 2009 by and among ING Life Insurance and Annuity Company, Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 18, 2009.

(8.37)

Letter Agreement dated May 16, 2007 and effective July 2, 2007 between ING Life Insurance and Annuity Company, Variable Insurance Products Fund, Variable Insurance Products Fund I, Variable Insurance Products Fund II, Variable Insurance Product Fund V and Fidelity Distributors Corporation • Incorporated by reference to Post-Effective Amendment No. 51 to Registration Statement on Form N-4 (File No. 033-75962), as filed on July 27, 2007.

(8.38)

Service Agreement effective as of June 1, 2002 by and between Fidelity Investments Institutional Operations Company, Inc. and ING Financial Advisers, LLC • Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement on Form N-4 (File No. 033-75988), as filed on August 5, 2004.

(8.39)

Service Contract dated June 20, 2003 and effective as of June 1, 2002 by and between Directed Services, Inc., ING Financial Advisers, LLC, and Fidelity Distributors Corporation • Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement on Form N-4 (File No. 033-75988), as filed on August 5, 2004.

(8.40)

First Amendment effective as of April 1, 2005 to Service Contract dated June 30, 2003 between Fidelity Distributors Corporation and ING Financial Advisers, Inc. and amended on April 1, 2006 • Incorporated by reference to Post-Effective Amendment No. 47 to Registration Statement on Form N-4 (File No. 033-75962), as filed on November 21, 2006.

(8.41)

Rule 22c-2 Agreement dated no later than April 16, 2007 and is effective as of October 16, 2007 between Fidelity Distributors Corporation, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.42)

Amended and Restated Participation Agreement as of December 30, 2005 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Directed Services, Inc. • Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-4 (File No. 333-85618), as filed on February 1, 2007.

(8.43)

Amendment effective June 5, 2007 to Amended and Restated Participation Agreement dated December 30, 2005 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Directed Services, LLC and amended on November 17, 2011 • Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-139695), as filed on July 6, 2007, and by reference to Post-Effective Amendment No. 59 (File No. 033-75962), as filed on April 3, 2012.

(8.44)

Amendment No. 3 dated August 12, 2013 to Amended and Restated Participation Agreement dated December 30, 2005 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Directed Services, LLC and ING Financial Advisers, LLC and amended on June 5, 2007 and November 17, 2011 • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.45)

Amendment No. 4 dated August 1, 2014 to Amended and Restated Participation Agreement dated December 30, 2005 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Voya Retirement Insurance and Annuity Company (formerly ING Life Insurance and Annuity Company), Voya Insurance and Annuity company (formerly ING USA Annuity and Life Insurance Company), ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Directed Services, LLC and Voya Financial Partners, LLC (formerly ING Financial Advisers, LLC), and amended on June 5, 2007, November 17, 2011 and August 12, 2013 • Incorporated by reference to Post-Effective Amendment No. 64 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 10, 2015.

(8.46)

Amended and Restated Administrative Services Agreement dated October 3, 2005 between Franklin Templeton Services, LLC, ING Life Insurance and Annuity Company, ING Insurance Company of America, ING USA Annuity and Life Insurance Company and ReliaStar Life Insurance Company • Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2006.

(8.47)

Amendment No. 1 dated May 17, 2006 to Amended and Restated Administrative Services Agreement dated October 3, 2005 by and among Franklin Templeton Services, LLC, ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York and amended on November 11, 2011 • Incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 3, 2012.

(8.48)

Amendment No. 3 dated July 31, 2013 to Amended and Restated Administrative Services Agreement dated October 3, 2005 by and among Franklin Templeton Services, LLC, ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York and amended on May 17, 2006 and November 11, 2011 • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.49)

Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust) entered into as of April 16, 2007 among Franklin/Templeton Distributors, Inc., ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company and ReliaStar Life Insurance Company of New York • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.50)

(Retail) Amendment No. 1 dated January 1, 2003 to Participation Agreement dated as of October 1, 2000 by and among AIM Equity Funds, AIM Distributors, Inc. (renamed Invesco Distributors, Inc. January 1, 2012), and ING Life Insurance and Annuity Company (f/k/a Aetna Life Insurance and Annuity Company) and amended on March 31, 2011 and January 1, 2012 • Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-105479), as filed on April 21, 2004, and by reference to Post-Effective Amendment No. 59 (file No. 033-75962), as filed on April 3, 3012.

(8.51)

(Retail) Fourth Amendment dated September 24, 2012 to Participation Agreement dated as of October1, 2000 and amended on January 1, 2003, March 31, 2011 and January 1, 2012 by and among ING Life Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, ING Financial Advisers, Inc., Invesco Investment Services, Inc. and Invesco Distributors, Inc. • Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement on Form N-4 (File No. 333-130822), as filed on April 3, 2013.

(8.52)

Services Agreement and Fund Participation Agreement dated as of December 7, 2010 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLC, ING Financial Advisers, LLC and JPMorgan Trust I, JPMorgan Trust II, J.P. Morgan Fleming Mutual Fund Group, Inc., J.P. Morgan Mutual Fund Group, J.P. Morgan Mutual Fund Investment Trust, Undiscovered Managers Funds, and JPMorgan Value Opportunities Fund Inc. and J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated • Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-81216), as filed on August 15, 2012.

(8.53)

Rule 22c-2 Agreement dated April 16, 2007 and is effective as of October 16, 2007, among JPMorgan Distribution Services, Inc. and ING Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 033-81216), as filed on August 15, 2012.

(8.54)

(Retail) Fund Participation Agreement dated as of October 23, 2000 between Aetna Life Insurance and Annuity Company, The Lazard Funds, Inc. and Lazard Freres & Co. LLC • Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-134760), as filed on April 12, 2007.

(8.55)

(Retail) First Amendment dated as of June 1, 2016 to the Fund Participation Agreement dated as of October 23, 2000 by and between Voya Retirement Insurance and Annuity Company, Lazard Asset Management Securities LLC, Lazard Asset Management LLC and The Retirement Series, Inc. • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.56)

(Retail) Selling and Services Agreement entered into as of July 1, 1998 by and among Aetna Investment Services, Inc., Aetna Life Insurance and Annuity Company and Lazard Freres & Co. LLC • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.57)

(Retail) Amendment effective June 18, 2007 to the Selling and Services Agreement dated July 1, 1998 by and among ING Financial Advisers, LLC, ING Life Insurance and Annuity Company and Lazard Asset Management Securities LLC • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.58)

(Retail) Second Amendment effective March 31, 2008 to the Selling and Services Agreement dated July 1, 1998 by and among ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Lazard Asset Management Securities LLC amended as of June 18, 2007 • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.59)

(Retail) Third Amendment dated as of August 16, 2009 to the Selling and Services Agreement dated as of July 1, 1998 by and between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Institutional Plan Services, LLP, ING Financial Advisers, LLC (formerly Aetna Investment Services, Inc.) and Lazard Asset Management Securities LLC as amended on June 18, 2007 and March 31, 2008 • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.60)

(Retail) Fourth Amendment dated as of September 22, 2011 to the Selling and Services Agreement dated as of July 1, 1998 by and between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Institutional Plan Services, LLP, ING Financial Advisers, LLC (formerly Aetna Investment Services, Inc.) and Lazard Asset Management Securities LLC as amended on June 18, 2007, March 31, 2008 and August 16, 2009 • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.61)

(Retail) Fifth Amendment dated as of January 1, 2015 to the Selling and Services Agreement dated as of July 1, 1998 by and between Voya Retirement Insurance and Annuity Company, Voya Institutional Plan Services, LLC, Voya Financial Partners, LLC and one or more of The Lazard Funds, Inc., and Lazard Asset Management Securities LLC as amended on June 18, 2007, March 31, 2008, August 16, 2009 and September 22, 2011 • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.62)

(Retail) Sixth Amendment dated as of May 20, 2015 to the Selling and Services Agreement dated as of July 1, 1998 by and between Voya Retirement Insurance and Annuity Company, Voya Institutional Plan Services, LLC, Voya Financial Partners, LLC and one or more of The Lazard Funds, Inc., and Lazard Asset Management Securities LLC as amended on June 18, 2007, March 31, 2008, August 16, 2009 and September 22, 2011 and January 1, 2015 • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.63)

(Retail) Seventh Amendment dated as of April 1, 2016 to the Selling and Services Agreement dated as of July 1, 1998 by and between Voya Retirement Insurance and Annuity Company (formerly ING Life Insurance and Annuity Company), Voya Institutional Plan Services, LLC (formerly ING Institutional Plan Services, LLC), Voya Financial Partners, LLC (formerly ING Financial Advisers, LLC) and Lazard Asset Management Securities LLC and Lazard Asset Management LLC as amended on July 18, 2007, March 31, 2008, August 16, 2009, September 22, 2011, January 1, 2015 and May 20, 2015 • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2017.

(8.64)

Rule 22c-2 Agreement dated no later than April 16, 2007 and is effective as of October 16, 2007 between Lazard (and its affiliates), ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrator Inc. • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-134760), as filed on July 27, 2007.

(8.65)

(Retail) Selling and Services Agreement dated as of April 30, 2001 by and among Aetna Investment Services, LLC, Aetna Life Insurance and Annuity Company (renamed ING Life Insurance and Annuity Company) and Loomis Sayles Distributors, L.P. • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-130822), as filed on April 11, 2008.

(8.66)

(Retail) First Amendment dated March 13, 2009 to the Selling and Services Agreement dated April 30, 2001 between ING Financial Services, LLC (formerly Aetna Investment Services, LLC), ING Institutional Plan Services, LLP, ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Natixis Distributors, L.P. (formerly IXIS Asset Management Distributor, L.P.) prior thereto CDC IXIS Asset Management Distributors, L.P. (Loomis Sayles) • Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 333-130822), as filed on April 9, 2009.

(8.67)

(Retail) Letter Agreement dated January 16, 2002 to Selling and Services Agreement dated April 30, 2001 between Aetna Investment Services, LLC, Aetna Life Insurance and Annuity Company and Loomis Sayles Distributors, L.P. • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-130822), as filed on April 11, 2008.

(8.68)

(Retail) Letter Agreement dated May 20, 2003 and effective on July 1, 2003 to Selling and Services Agreement dated April 30, 2001 between Aetna Investment Services, LLC, Aetna Life Insurance and Annuity Company and Loomis Sayles Distributors, L.P. • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-130822), as filed on April 11, 2008.

(8.69)

Rule 22c-2 Agreement dated March 27, 2007 and is effective as of October 16, 2007 between IXIS Asset Management Distributors, L.P. (Loomis Sayles), ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-130822), as filed on April 11, 2008.

(8.70)

Fund Participation Agreement dated as of July 20, 2001 between Lord Abbett Series Fund, Inc. and Aetna Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 333-01107), as filed on October 26, 2001.

(8.71)

First Amendment dated April 30, 2009 and effective as of May 1, 2005 to Fund Participation Agreement effective as of July 20, 2001 among ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), Lord Abbett Series Fund, Inc. and Lord Abbett Distributor LLC • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 18, 2009.

(8.72)

Service Agreement dated as of July 20, 2001 between Lord Abbett & Co. and Aetna Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 333-01107), as filed on October 26, 2001.

(8.73)

First Amendment dated April 30, 2009 and effective as of May 1, 2005 to Service Agreement effective as of July 20, 2001 between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) and Lord Abbett Series Fund, Inc. • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 18, 2009.

(8.74)

Rule 22c-2 Agreement effective April 16, 2007 and operational on October 16, 2007 among Lord Abbett Distributor LLC, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.75)

(Retail) Fund Participation Agreement dated August 15, 2000 between Oppenheimer and Aetna Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-4 (File No. 333-01107), as filed on December 13, 2000.

(8.76)

(Retail) First Amendment dated October 1, 2012 to the Participation Agreement dated as of August 15, 2000 between ING Life Insurance and Annuity Company, OppenheimerFunds Distributor, Inc. and OppenheimerFunds Services • Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-4 (File No. 333-134760), as filed on December 20, 2012.

(8.77)

(Retail) Second Amendment dated February 1, 2013 to the Participation Agreement dated August 15, 2000 between ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc. • Incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 7, 2014.

(8.78)

(Retail) Third Amendment dated November 4, 2013 to the Participation Agreement dated August 15, 2000 between ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc. • Incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 7, 2014.

(8.79)

Rule 22c-2 Agreement dated no later than April 16, 2007 and is effective as of October 16, 2007 between Oppenheimer Funds Services, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.80)

Parnassus Selling and Services Agreement and Fund Participation Agreement dated 2008 by and between ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, and Parnassus Funds Distributor • Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-167680), as filed on June 22, 2010.

(8.81)

First Amendment dated as of May 5, 2011 to the Selling and Services Agreement and Fund Participation Agreement dated as of September 1, 2008 by and among ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, ING Institutional Plan Services, LLP and Parnassus Funds Distributor • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.82)

Second Amendment dated as of October 17, 2017 to the Selling and Services Agreement and Fund Participation Agreement dated as of September 1, 2008 by and among Voya Retirement Insurance and Annuity Company (formerly “ING Life Insurance and Annuity Company”), Voya Financial Partners, LLC (formerly “ING Financial Advisers, LLC”), Voya Institutional Plan Services, LLC (formerly “ING Institutional Plan Services, LLC”) and Parnassus Funds Distributor • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.83)

Rule 22c-2 Agreement made and entered as of this 1 day of September, 2008 between Parnassus Funds Distributors and ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Systematized Benefits Administrators Inc. • Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-167680), as filed on June 22, 2010.

(8.84)

(Retail) Selling and Services Agreement and Fund Participation Agreement dated March 11, 2003 by and among ING Life Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, ING Financial Advisers, LLC and PIMCO Advisors Distributors LLC • Incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 15, 2009.

(8.85)

(Retail) First Amendment entered into as of December 31, 2003 to Selling and Services Agreement and Fund Participation Agreement between ING Life Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, ING Financial Advisers, LLC and PIMCO Advisors Distributors LLC (renamed Allianz Global Investors Distributors LLC) dated as of March 11, 2003 and amended on July 1, 2005, October 1, 2008, March 10, 2009 and January 26, 2011 • Incorporated by reference to Post-Effective Amendment No. 55 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 15, 2009, and by reference to Post-Effective Amendment No. 56 (File No. 333-01107), as filed on December 18, 2009.

(8.86)

(Retail) Sixth Amendment dated as of January 9, 2014 to the Selling and Services Agreement and Participation Agreement dated as of March 11, 2003 by and between ING Life Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, ING USA Annuity and Life Insurance Company, ING Institutional Plan Services, LLC, ING Financial Advisers, LLC, Allianz Global Investors Distributors LLC and Allianz Global Investors Fund Management LLC and amended on December 31, 2003, July 1, 2005, October 1, 2008, March 10, 2009 and January 26, 2011 • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 7, 2014.

(8.87)

Rule 22c-2 Agreement dated no later than April 16, 2007, is effective as of the 16th day of October, 2007 between Allianz Global Investors Distributors LLC, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-139695), as filed on July 6, 2007.

(8.88)

(Retail) Fund Participation Agreement dated as of September 21, 2000 among Aetna Life Insurance and Annuity Company, Pioneering Services Corporation and Pioneer Funds Distributor, Inc. • Incorporated by reference to Registration Statement on Form N-4 (File No. 333-105479), as filed on May 22, 2003.

(8.89)

(Retail) Amendment No. 1 made and entered into as of August 5, 2003 to Fund Participation Agreement dated as of September 21, 2000 among Pioneering Services Corporation, Pioneer Funds Distributor, Inc. and Aetna Life Insurance and Annuity Company and amended on April 1, 2003, May 1, 2004, March 1, 2008 and September 17, 2010 • Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-105479), as filed on April 21, 2004, and by reference to Post-Effective Amendment No. 8 (File No. 333-109860), as filed on April 18, 2006, and by reference to Post-Effective Amendment No. 12 (File No. 333-109860), as filed on April 15, 2009, and by reference to Post-Effective Amendment No. 17 (File No. 333-109860), as filed on December 3, 2010.

(8.90)

(Retail) Sixth Amendment dated as of March 1, 2013 to the Fund Participation Agreement dated as of September 21, 2000 by and between ING Life Insurance and Annuity Company, ReliaStar Life Insurance and Annuity Company, ReliaStar Life Insurance Company of New York, Pioneer Investment Management Shareholder Services, Inc. and Pioneer Funds Distributor, Inc. as amended on April 1, 2003, August 5, 2003, May 1, 2004, March 1, 2008 and September 17, 2010 • Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-4 (File No. 333-109860), as filed on April 9, 2014.

(8.91)

(Retail) Seventh Amendment dated as of April 1, 2017 to the Fund Participation Agreement dated as of September 21, 2000 by and between Voya Retirement Insurance and Annuity Company, ReliaStar Life Insurance and Annuity Company, ReliaStar Life Insurance Company of New York, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. and amended on April 1, 2003, August 5, 2003, May 1, 2004, March 1, 2008, September 17, 2010 and March 1, 2013 • Incorporated by reference to Post-Effective Amendment No. 59 to Registration Statement on Form N-4 (File No. 033-81216), as filed on October 13, 2017.

(8.92)

(Retail) Selling and Service Agreement made and entered into as of April 5, 1999 by and among Aetna Investment Services, Inc., Aetna Life Insurance and Annuity Company and Pioneer Funds Distributor • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.93)

(Retail) First Amendment dated July 1, 1999 to Selling and Services Agreement by and among Aetna Life Insurance and Annuity Company, Aetna Investment Services, Inc. and Pioneer Funds Distributor, Inc. • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.94)

(Retail) Amendment No. 2 entered into December 21, 1999 to Selling and Services Agreement among Aetna Investment Services, Inc., Aetna Life Insurance and Annuity Company and Pioneer Funds Distributor, Inc. as amended on July 1, 1999 • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.95)

(Retail) Amendment No. 3 dated March 1, 2003 to Selling and Services Agreement between ING Financial Advisers, LLC (f/k/a Aetna Investment Services, Inc.), ING Life Insurance and Annuity Company (f/k/a Aetna Life Insurance and Annuity Company) and Pioneer Funds Distributor as amended on July 1, 1999 and December 21, 1999 • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.96)

(Retail) Fourth Amendment dated as of March 1, 2008 to the Selling and Services Agreement by and between ING Life Insurance and Annuity Company, ING Financial Advisers, LLC and Pioneer Funds Distributor, Inc. and amended on July 1, 1999, December 21, 1999 and March 1, 2003 • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.97)

(Retail) Fifth Amendment dated as of April 1, 2009 to Selling and Services Agreement by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLP and Pioneer Funds Distributor, Inc. as amended on July 1, 1999, December 21, 1999, March 1, 2003 and March 1, 2008 • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.98)

(Retail) Sixth Amendment dated as of September 17, 2010 to Selling and Services Agreement by and between ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company), ING Institutional Plan Services, LLP, ING Financial Advisers, LLC (formerly Aetna Investment Services, Inc.) and Pioneer Funds Distributor, Inc. as amended on July 1, 1999, December 21, 1999, March 1, 2003, March 1, 2008 and April 1, 2009 • Incorporated by reference to Post-Effective Amendment No. 60 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 18, 2018.

(8.99)

(Retail) Trust Networking Agreement dated as of November 7, 2002 by and between Pioneer Investment Management Shareholder Services, Inc. and ING Financial Advisers, LLC • Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-109860), as filed on April 16, 2004.

(8.100)

Rule 22c-2 Agreement dated March 1, 2007 and is effective as of October 16, 2007 between Pioneer Investment Management Shareholder Services, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.101)

(Retail) Selling and Services Agreement and Fund Participation Agreement dated as of September 15, 2008 by and between ING Life Insurance and Annuity Company, ING Financial Advisers, LLC, Victory Capital Advisers, Inc., Victory Capital Management and The Victory Portfolios and amended on March 18, 2009 • Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-4 (File No. 333-109860), as filed on December 18, 2009.

(8.102)

(Retail) First Amendment to the Selling and Services Agreement and Participation Agreement dated as of March 18, 2009 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLP, ING Financial Advisers, LLC, Victory Capital Advisers, Inc., The Victory Portfolios, Victory Capital Management and The Victory Institutional Funds • Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 333-109860), as filed on April 10, 2015.

(8.103)

(Retail) Second Amendment to the Selling and Services Agreement and Participation Agreement dated as of April 1, 2014 by and between ING Life Insurance and Annuity Company, ING Institutional Plan Services, LLC, ING Financial Advisers, LLC, Victory Capital Advisers, Inc., Victory Capital Management, The Victory Portfolios and The Victory Institutional Funds • Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 333-109860), as filed on April 10, 2015.

(8.104)

(Retail) Third Amendment to the Selling and Services Agreement and Fund Participation Agreement dated as of January 1, 2017 by and among Voya Retirement Insurance and Annuity Company (formerly ING Life Insurance and Annuity Company), Voya Institutional Plan Services, LLC (formerly ING Institutional Plan Services, LLP), Voya Financial Partners, LLC (formerly ING Financial Advisers, LLC), Victory Capital Advisers, Inc. and Victory Portfolios • Incorporated by reference to Post-Effective Amendment No. 68 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 14, 2017.

(8.105)

Restated Rule 22c-2 Agreement dated April 2, 2009 between Victory Capital Advisers, Inc., The Victory Institutional Funds, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-4 (File No. 333-109860), as filed on December 18, 2009.

(8.106)

Fund Participation, Administrative and Shareholder Service Agreement made and entered into as of July 25, 2016 by and between Voya Retirement Insurance and Annuity Company, Voya Financial Partners, LLC and Voya Investments Distributor, LLC• Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(8.107)

Rule 22c-2 Agreement dated no later than April 16, 2007 is effective October 16, 2007 between ING Funds Services, LLC, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(8.108)

Fund Participation Agreement effective as of May 1, 2004 between Wanger Advisors Trust, Columbia Wanger Asset Management, LP, ING Life Insurance and Annuity Company, and ReliaStar Life Insurance Company • Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 11, 2005.

(8.109)

First Amendment dated May 7, 2007 to Fund Participation Agreement effective as of May 1, 2004 between Columbia Wanger Asset Management, LP, Wanger Advisors Trust, ING Life Insurance and Annuity Company and ReliaStar Life Insurance Company • Incorporated by reference to Post-Effective Amendment No. 53 to Registration Statement on Form N-4 (File No. 333-01107), as filed on August 18, 2008.

(8.110)

Service Agreement with Investment Adviser effective as of May 1, 2004 between Columbia Wanger Asset Management, LP, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company • Incorporated by reference to Post-Effective Amendment No. 38 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 11, 2005.

(8.111)

Joinder and Amendment, effective as of July 1, 2017, to the Service Agreement dated May 1, 2004, by and between Voya Retirement Insurance and Annuity Company, ReliaStar Life Insurance Company, Columbia Wanger Asset Management, LLC and Columbia Management Investment Services Corp. • Incorporated by reference to Post-Effective Amendment No. 71 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 23, 2019.

(8.112)

Rule 22c-2 Agreement dated April 16, 2007 and is effective as of October 16, 2007 among Columbia Management Services, Inc., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Life Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-134760), as filed on July 27, 2007.

(8.113)

First Amendment to Rule 22c-2 Agreement dated March 21, 2011 by and between Columbia Management Investment Services Corp., ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Life Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 3, 2012.

(9)	Opinion and Consent of Counsel*
(10)	Consent of Independent Registered Public Accounting Firm*
(11)	Not applicable
(12)	Not applicable
(13)	Powers of Attorney

* To be filed by amendment

Item 25.   Directors and Officers of the Depositor* [TO BE UPDATED BY AMENDMENT]

Name	Principal Business Address	Positions and Offices with Depositor
Charles P. Nelson	One Orange Way Windsor, CT 06095-4774	Director and President
Rodney O. Martin, Jr.	230 Park Avenue New York, NY 10169	Director and Chairman
Michael S. Smith	230 Park Avenue New York, NY 10169	Director, Executive Vice President, and Chief Risk Officer
William T. Bainbridge	1475 Dunwoody Drive West Chester, PA 19380	Director and Senior Vice President
Anthony J. Brantzeg	1475 Dunwoody Drive West Chester, PA 19380	Director
Patricia J. Walsh	230 Park Avenue New York, NY 10169	Executive Vice President and Chief Legal Officer
Carlo Bertucci	One Orange Way Windsor, CT 06095-4774	Senior Vice President and Chief Tax Officer
C. Landon Cobb, Jr.	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Senior Vice President and Chief Accounting Officer
Miles R. Edwards	One Orange Way Windsor, CT 06095-4774	Senior Vice President
Howard F. Greene	230 Park Avenue New York, NY 10169	Senior Vice President, Compensation
William S. Harmon	One Orange Way Windsor, CT 06095-4774	Senior Vice President
Heather H. Lavallee	One Orange Way Windsor, CT 06095-4774	Senior Vice President
Francis G. O’Neill	One Orange Way Windsor, CT 06095-4774	Senior Vice President and Chief Financial Officer
David S. Pendergrass	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Senior Vice President and Treasurer
Justin Smith	One Orange Way Windsor, CT 06095-4774	Senior Vice President and Deputy General Counsel
Matthew Toms	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Senior Vice President
Jean Weng	230 Park Avenue New York, NY 10169	Senior Vice President and Assistant Secretary
Rajat P. Badhwar	One Orange Way Windsor, CT 06095-4774	Chief Information Security Officer
Brian J. Baranowski	One Orange Way Windsor, CT 06095-4774	Vice President, Compliance
Debra M. Bell	8055 East Tuft Avenue Suite 710 Denver, CO 80237	Vice President and Assistant Treasurer

Name	Principal Business Address	Positions and Offices with Depositor
Regina A. Gordon	One Orange Way Windsor, CT 06095-4774	Vice President and Chief Compliance Officer
Carol B. Keen	One Orange Way Windsor, CT 06095-4774	Vice President
Kyle A. Puffer	One Orange Way Windsor, CT 06095-4774	Vice President and Appointed Actuary
Kevin J. Reimer	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
Jennifer M. Ogren	20 Washington Avenue South Minneapolis, MN 55401	Secretary

*	These individuals may also be directors and/or officers of other affiliates of the Company.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant [TO BE UPDATED BY AMENDMENT]

Incorporated herein by reference to Item 26 in Post-Effective Amendment No. 71 to Registration Statement on Form N-4 for Variable Annuity Account C of Voya Retirement Insurance and Annuity Company (File No. 333-01107), as filed with the Securities and Exchange Commission on April 23, 2019.

Item 27.   Number of Contract Owners [TO BE UPDATED BY AMENDMENT]

As of February 28, 2019, there were 335,296 individuals holding interests in variable annuity contracts funded through Variable Annuity Account C of Voya Retirement Insurance and Annuity Company.

Item 28.   Indemnification

Section 33-779 of the Connecticut General Statutes (“CGS”) provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS.  Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations.

These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against “liability” (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774.  Under Section 33-775, the determination of and the authorization for indemnification are made (a) by two or more disinterested directors, as defined in Section 33-770(2); (b) by special legal counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify.  Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation.  Pursuant to

Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation.  Consistent with the laws of the State of Connecticut, Voya Financial, Inc. maintains Professional Liability and Fidelity bond, Employment Practices liability and Network Security insurance policies issued by an international insurer.  The policies cover Voya Financial, Inc. and any company in which Voya Financial, Inc. has a controlling financial interest of 50% or more.  The policies cover the funds and assets of the principal underwriter/depositor under the care, custody and control of Voya Financial, Inc. and/or its subsidiaries.  The policies provide for the following types of coverage: Errors and Omissions/Professional Liability, Employment Practices liability and Fidelity/Crime (a.k.a. “Financial Institutional Bond”) and Network Security (a.k.a. “Cyber/IT”).

Section 20 of the Voya Financial Partners, LLC Amended and Restated Limited Liability Company Agreement executed as of June 30, 2016 provides that Voya Financial Partners, LLC will indemnify certain persons against any loss, damage, claim or expenses (including legal fees) incurred by such person if he is made a party or is threatened to be made a party to a suit or proceeding because he was a member, officer, director, employee or agent of Voya Financial Partners, LLC, as long as he acted in good faith on behalf of Voya Financial Partners, LLC and in a manner reasonably believed to be within the scope of his authority.  An additional condition requires that no person shall be entitled to indemnity if his loss, damage, claim or expense was incurred by reason of his gross negligence or willful misconduct.  This indemnity provision is authorized by and is consistent with Title 8, Section 145 of the General Corporation Law of the State of Delaware.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter

(a)     In addition to serving as the principal underwriter for the Registrant, Voya Financial Partners, LLC acts as the principal underwriter for Variable Life Account B of Voya Retirement Insurance and Annuity Company (VRIAC), Variable Annuity Account B of VRIAC, Variable Annuity Account I of VRIAC and Variable Annuity Account G of VRIAC (separate accounts of VRIAC registered as unit investment trusts under the 1940 Act).  Voya Financial Partners, LLC is also the principal underwriter for (i) Separate Account N of ReliaStar Life Insurance Company (RLIC) (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (ii) ReliaStar Select Variable Account of ReliaStar Life Insurance Company (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iii) MFS ReliaStar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iv) Northstar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (v) ReliaStar Life Insurance Company of New York Variable Annuity Funds A, B and C (a management investment company registered under the 1940 Act), (vi) ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H and I (a management investment company registered under the 1940 Act), (vii) ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P and Q (a management investment company registered under the1940 Act), and (viii) ReliaStar Life Insurance Company of New York Variable Annuity Funds M and P (a management investment company registered under the1940 Act).

(b) The following are the directors and officers of the Principal Underwriter: [TO BE UPDATED BY AMENDMENT]

Name	Principal Business Address	Positions and Offices with Underwriter
William P. Elmslie	One Orange Way Windsor, CT 06095-4774	Director and Managing Director
Thomas W. Halloran	30 Braintree Hill Office Park Floors 2-4 Braintree, MA 02184	Director

Name	Principal Business Address	Positions and Offices with Underwriter
Michael S. Smith	230 Park Avenue New York, NY 10169	Executive Vice President and Chief Risk Officer
Rajat P. Badhwar	One Orange Way Windsor, CT 06095-4774	Chief Information Security Officer
Regina A. Gordon	One Orange Way Windsor, CT 06095-4774	Chief Compliance Officer
Kristin H. Hultgren	One Orange Way Windsor, CT 06095-4774	Chief Financial Officer
Frederick H. Bohn	One Orange Way Windsor, CT 06095-4774	Assistant Chief Financial Officer
Carlo Bertucci	One Orange Way Windsor, CT 06095-4774	Senior Vice President and Chief Tax Officer
David S. Pendergrass	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Senior Vice President and Treasurer
Jean Weng	230 Park Avenue New York, NY 10169	Senior Vice President and Assistant Secretary
Jennifer M. Ogren	20 Washington Avenue South Minneapolis, MN 55401	Secretary
M. Bishop Bastien	3017 Douglas Boulevard Roseville, CA 95661	Vice President
Debra M. Bell	8055 East Tuft Avenue Suite 710 Denver, CO 80237	Vice President and Assistant Treasurer
Lisa S. Gilarde	One Orange Way Windsor, CT 06095-4774	Vice President
Mark E. Jackowitz	22 Century Hill Drive, Suite 101 Latham, NY 12110	Vice President
Carol B. Keen	One Orange Way Windsor, CT 06095-4774	Vice President
George D. Lessner, Jr.	15455 North Dallas Parkway Suite 1250 Addison, TX 75001	Vice President
David J. Linney	2900 North Loop West, Suite 180 Houston, TX 77092	Vice President
Michael J. Pise	One Orange Way Windsor, CT 06095-4774	Vice President
Kevin J. Reimer	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
Frank W. Snodgrass	9020 Overlook Blvd. Brentwood, TN 37027	Vice President
Scott W. Stevens	30 Braintree Hill Office Park Floors 2-4 Braintree, MA 02184	Vice President

Name	Principal Business Address	Positions and Offices with Underwriter
Angelia M. Lattery	20 Washington Avenue South Minneapolis, MN 55401	Assistant Secretary
Melissa A. O’Donnell	20 Washington Avenue South Minneapolis, MN 55401	Assistant Secretary
Tina M. Schultz	20 Washington Avenue South Minneapolis, MN 55401	Assistant Secretary
James D. Ensley	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Tax Officer
Andrew M. Kallenberg	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Tax Officer
Keith C. Watkins	5780 Powers Ferry Road, N.W. Atlanta, GA 30327-4390	Tax Officer

(c)     Compensation to Principal Underwriter during last fiscal year: [TO BE UPDATED BY AMENDMENT]

(1)	(2)	(3)	(4)	(5)

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation*

Voya Financial Partners, LLC				$54,251,364.57

*       Reflects compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account C of Voya Retirement Insurance and Annuity Company during 2018.

Item 30.   Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it relating to the securities described in and issued under this Registration Statement are maintained by Voya Retirement Insurance and Annuity Company at One Orange Way, Windsor, Connecticut 06095-4774 and at Voya Services Company at 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it relating to the securities described in and issued under this Registration Statement are located at the offices of the Depositor as follows:

Voya Services Company

20 Washington Avenue South

Minneapolis, MN  55401

Voya Services Company

5780 Powers Ferry Road

Atlanta, GA  30327-4390

Voya Retirement Insurance and Annuity Company

One Orange Way, C2N

Windsor, CT  06095-4774

Voya Retirement Insurance and Annuity Company

Customer Service

P.O. Box 5049

Minot, ND 58702-5049

Item 31.   Management Services

Not applicable

Item 32.   Undertakings

Registrant hereby undertakes:

(a)     to file a post-effective amendment to this registration statement on Form N-4 as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for as long as payments under the variable annuity contracts may be accepted;

(b)     to include as part of any application to purchase a contract offered by a prospectus which is part of this registration statement on Form N-4, a space that an applicant can check to request a Statement of Additional Information; and

(c)     to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents that with respect to plans established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), it is relying on and complies with the terms of the SEC Staff’s No-Action Letter dated August 30, 2012, with respect to participant acknowledgement of and language concerning withdrawal restrictions applicable to such plans.  See ING Life Insurance and Annuity Company; S.E.C. No-Action Letter, 2012 WL 3862169, August 30, 2012.

Except in relation to 403(b) plans subject to ERISA, the Company hereby represents that it is relying on and complies with the provisions of Paragraphs (1) through (4) of the SEC Staff’s No-Action Letter dated November 28, 1988, with respect to language concerning withdrawal restrictions applicable to plans established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.  See American Council of Life Insurance; S.E.C. No-Action Letter, 1988 WL 1235221, November 28, 1988.

Voya Retirement Insurance and Annuity Company represents that the fees and charges deducted under the contracts covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Voya Retirement Insurance and Annuity Company. See Section 26(e) of the Investment Company Act of 1940.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Variable Annuity Account C of Voya Retirement Insurance and Annuity Company, has duly caused this Post-Effective Amendment to its Registration Statement on Form N-4 (File No. 033-81216) to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut, on the 11th day of February, 2020.

VARIABLE ANNUITY ACCOUNT C OF VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Registrant)
By:	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor)
By:	Charles P. Nelson*
Charles P. Nelson President (principal executive officer)

As required by the Securities Act of 1933, this Post-Effective Amendment No. 63 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title		Date

Charles P. Nelson*	Director and President	)
Charles P. Nelson	(principal executive officer))
)
Francis G. O’Neill*	Senior Vice President and Chief Financial Officer	)
Francis G. O’Neill	(principal financial officer))
)
C. Landon Cobb, Jr.*	Senior Vice President and Chief Accounting Officer	)	February
C. Landon Cobb, Jr.	(principal accounting officer))		11, 2020
)
William Bainbridge	Director	)
William T. Bainbridge		)
)
Tony Brantzeg*	Director	)
Anthony J. Brantzeg		)
)
Rodney O. Martin, Jr.*	Director	)
Rodney O. Martin, Jr.		)
)

Michael S. Smith*	Director	)
Michael S. Smith		)

By:	/s/Peter M. Scavongelli
Peter M. Scavongelli *Attorney-in-Fact

VARIABLE ANNUITY ACCOUNT C
Exhibit Index

Exhibit No.	Exhibit

24(b)(9)	Opinion and Consent of Counsel	*

24(b)(10)	Consent of Independent Registered Public Accounting Firm	*

24(b)(13)	Powers of Attorney

* To be filed by amendment